                                                                                                                              OHS Draft

                                                   RESIDENTIAL ACCREDIT LOANS, INC.,

                                                               Company,

                                                   RESIDENTIAL FUNDING CORPORATION,

                                                           Master Servicer,

                                                                  and

                                       DEUTSCHE BANK TRUST COMPANY placecountry-regionAMERICAS,

                                                                Trustee

                                                          SERIES SUPPLEMENT,

                                                       Dated as of June 1, 2006,

                                                                  TO

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT
                                                       dated as of March 1, 2006

                                            Mortgage Asset-Backed Pass-Through Certificates

                                                            Series 2006-QA5

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the Company.52

         Section 2.04.         Representations and Warranties of Sellers........................................55

         Section 2.05.         Execution and Authentication of Certificates/Issuance of Certificates Evidencing

         Section 4.03.         Statements to Certificateholders; Statements to the Rating Agencies; Exchange
                               Act Reporting....................................................................67

         Section 4.04.         Distribution of Reports to the Trustee and the Company; Advances by the

                                                               EXHIBITS

         Exhibit 1:                 Mortgage Loan Schedule

         Exhibit 2:                 Information to be Included in Monthly Distribution Date Statement

         Exhibit 3:                 Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006

         Exhibit 4:                 Swap Agreement

         Exhibit 5:                 SB-AM Swap Agreement

         Exhibit 6                  Form of Class I-SB Certificate

         Exhibit 7:                 Form of Class P Certificate

         Exhibit 8                  Form of ERISA Letter

         This is a Series  Supplement,  dated as of June 1, 2006 (the  “Series  Supplement”),  to the  Standard  Terms of  Pooling  and
Servicing  Agreement,  dated as of March 1, 2006 and attached as Exhibit 3 hereto (the “Standard Terms” and,  together with this Series
Supplement,  the “Pooling and Servicing  Agreement” or “Agreement”),  among RESIDENTIAL  ACCREDIT LOANS, INC., as the company (together with its permitted  successors and assigns,  the “Company”),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer (together with its permitted  successors and assigns,  the “Master  Servicer”),  and DEUTSCHE BANK TRUST COMPANY  AMERICAS,  as Trustee (together with its permitted successors and assigns, the “Trustee”).

                                                        PRELIMINARY STATEMENT:

         The Company intends to sell mortgage asset-backed pass-through certificates (collectively,  the “Certificates”),  to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         The terms and  provisions  of the  Standard  Terms are hereby  incorporated  by  reference  herein as though set forth in full herein.  If any term or  provision  contained  herein  shall  conflict  with or be  inconsistent  with any  provision  contained in the
Standard Terms, the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of this
Series Supplement.

                                                                REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage  Loans in Loan Group I and certain other related assets  (exclusive of the Swap Account,  the Swap  Agreement,  the SB-AM Swap
Agreement and the Class P Reserve  Account,)  subject to this Agreement as a real estate  mortgage  investment  conduit (a “REMIC”) for federal income tax purposes,  and such  segregated  pool of assets will be designated as “REMIC I.” The Class I-R-I  Certificates  will represent the sole Class of “residual  interests”  in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal income  tax  law.  The  following  table  irrevocably  sets  forth  the  designation,  remittance  rate  (the  “Uncertificated  REMIC I
Pass-Through Rate”) and initial  Uncertificated  Principal Balance for each of the “regular interests” in REMIC I (the “REMIC I Regular
Interests”).   The  “latest   possible   maturity   date”   (determined   solely  for  purposes  of  satisfying   Treasury   regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC I Regular Interest shall be the Maturity Date. None of the REMIC I Regular  Interests will be certificated.

                        Uncertificated REMIC I        Initial Uncertificated REMIC I           Latest Possible
    Designation            Pass-Through Rate                Principal Balance                   Maturity Date
        I-1-A                Variable(1)                     $14,905,900.300                     July 25, 2036
        I-2-A                Variable(1)                      14,180,339.000                     July 25, 2036
        I-3-A                Variable(1)                      13,489,963.550                     July 25, 2036
        I-4-A                Variable(1)                      12,833,192.550                     July 25, 2036
        I-5-A                Variable(1)                      12,208,509.600                     July 25, 2036
        I-6-A                Variable(1)                      11,614,109.650                     July 25, 2036
        I-7-A                Variable(1)                      11,048,643.550                     July 25, 2036
        I-8-A                Variable(1)                      10,510,703.000                     July 25, 2036
        I-9-A                Variable(1)                       9,998,948.500                     July 25, 2036
       I-10-A                Variable(1)                       9,512,105.450                     July 25, 2036
       I-11-A                Variable(1)                       9,048,961.500                     July 25, 2036
       I-12-A                Variable(1)                       8,608,363.300                     July 25, 2036
       I-13-A                Variable(1)                       8,189,213.300                     July 25, 2036
       I-14-A                Variable(1)                       7,790,467.850                     July 25, 2036
       I-15-A                Variable(1)                       7,411,133.750                     July 25, 2036
       I-16-A                Variable(1)                       7,050,266.100                     July 25, 2036
       I-17-A                Variable(1)                       6,756,648.950                     July 25, 2036
       I-18-A                Variable(1)                       6,377,907.150                     July 25, 2036
       I-19-A                Variable(1)                       6,067,341.800                     July 25, 2036
       I-20-A                Variable(1)                       5,771,895.800                     July 25, 2036
       I-21-A                Variable(1)                       5,490,833.150                     July 25, 2036
       I-22-A                Variable(1)                       5,223,453.750                     July 25, 2036
       I-23-A                Variable(1)                       4,969,091.600                     July 25, 2036
       I-24-A                Variable(1)                       4,727,113.100                     July 25, 2036
       I-25-A                Variable(1)                       4,496,915.500                     July 25, 2036
       I-26-A                Variable(1)                       4,277,925.250                     July 25, 2036
       I-27-A                Variable(1)                       4,069,596.950                     July 25, 2036
       I-28-A                Variable(1)                       3,871,411.500                     July 25, 2036
       I-29-A                Variable(1)                       3,682,875.250                     July 25, 2036
       I-30-A                Variable(1)                       3,503,518.500                     July 25, 2036
       I-31-A                Variable(1)                       3,400,618.000                     July 25, 2036
       I-32-A                Variable(1)                       3,235,516.100                     July 25, 2036
       I-33-A                Variable(1)                       3,009,717.050                     July 25, 2036
       I-34-A                Variable(1)                       4,690,043.400                     July 25, 2036
       I-35-A                Variable(1)                       6,193,377.450                     July 25, 2036
       I-36-A                Variable(1)                       3,038,216.900                     July 25, 2036
       I-37-A                Variable(1)                         195,295.400                     July 25, 2036
       I-38-A                Variable(1)                       2,078,554.500                     July 25, 2036
       I-39-A                Variable(1)                       1,993,128.650                     July 25, 2036
       I-40-A                Variable(1)                       1,880,218.600                     July 25, 2036
       I-41-A                Variable(1)                       1,788,640.850                     July 25, 2036
       I-42-A                Variable(1)                       1,701,522.400                     July 25, 2036
       I-43-A                Variable(1)                       1,618,646.100                     July 25, 2036
       I-44-A                Variable(1)                       1,539,805.500                     July 25, 2036
       I-45-A                Variable(1)                       1,464,804.000                     July 25, 2036
       I-46-A                Variable(1)                       1,393,454.800                     July 25, 2036
       I-47-A                Variable(1)                       1,359,771.550                     July 25, 2036
       I-48-A                Variable(1)                       1,259,325.650                     July 25, 2036
       I-49-A                Variable(1)                       1,206,689.450                     July 25, 2036
       I-50-A                Variable(1)                       1,178,383.150                     July 25, 2036
       I-51-A                Variable(1)                       1,081,808.800                     July 25, 2036
       I-52-A                Variable(1)                       1,091,599.300                     July 25, 2036
       I-53-A                Variable(1)                         975,942.950                     July 25, 2036
       I-54-A                Variable(1)                       1,081,195.950                     July 25, 2036
       I-55-A                Variable(1)                         940,970.950                     July 25, 2036
       I-56-A                Variable(1)                         852,841.150                     July 25, 2036
       I-57-A                Variable(1)                       1,160,574.350                     July 25, 2036
       I-58-A                Variable(1)                       4,115,832.850                     July 25, 2036
       I-59-A                Variable(1)                       9,396,079.000                     July 25, 2036
       I-60-A                Variable(1)                         433,076.000                     July 25, 2036
        I-1-B                Variable(1)                      14,905,900.300                     July 25, 2036
        I-2-B                Variable(1)                      14,180,339.000                     July 25, 2036
        I-3-B                Variable(1)                      13,489,963.550                     July 25, 2036
        I-4-B                Variable(1)                      12,833,192.550                     July 25, 2036
        I-5-B                Variable(1)                      12,208,509.600                     July 25, 2036
        I-6-B                Variable(1)                      11,614,109.650                     July 25, 2036
        I-7-B                Variable(1)                      11,048,643.550                     July 25, 2036
        I-8-B                Variable(1)                      10,510,703.000                     July 25, 2036
        I-9-B                Variable(1)                       9,998,948.500                     July 25, 2036
       I-10-B                Variable(1)                       9,512,105.450                     July 25, 2036
       I-11-B                Variable(1)                       9,048,961.500                     July 25, 2036
       I-12-B                Variable(1)                       8,608,363.300                     July 25, 2036
       I-13-B                Variable(1)                       8,189,213.300                     July 25, 2036
       I-14-B                Variable(1)                       7,790,467.850                     July 25, 2036
       I-15-B                Variable(1)                       7,411,133.750                     July 25, 2036
       I-16-B                Variable(1)                       7,050,266.100                     July 25, 2036
       I-17-B                Variable(1)                       6,756,648.950                     July 25, 2036
       I-18-B                Variable(1)                       6,377,907.150                     July 25, 2036
       I-19-B                Variable(1)                       6,067,341.800                     July 25, 2036
       I-20-B                Variable(1)                       5,771,895.800                     July 25, 2036
       I-21-B                Variable(1)                       5,490,833.150                     July 25, 2036
       I-22-B                Variable(1)                       5,223,453.750                     July 25, 2036
       I-23-B                Variable(1)                       4,969,091.600                     July 25, 2036
       I-24-B                Variable(1)                       4,727,113.100                     July 25, 2036
       I-25-B                Variable(1)                       4,496,915.500                     July 25, 2036
       I-26-B                Variable(1)                       4,277,925.250                     July 25, 2036
       I-27-B                Variable(1)                       4,069,596.950                     July 25, 2036
       I-28-B                Variable(1)                       3,871,411.500                     July 25, 2036
       I-29-B                Variable(1)                       3,682,875.250                     July 25, 2036
       I-30-B                Variable(1)                       3,503,518.500                     July 25, 2036
       I-31-B                Variable(1)                       3,400,618.000                     July 25, 2036
       I-32-B                Variable(1)                       3,235,516.100                     July 25, 2036
       I-33-B                Variable(1)                       3,009,717.050                     July 25, 2036
       I-34-B                Variable(1)                       4,690,043.400                     July 25, 2036
       I-35-B                Variable(1)                       6,193,377.450                     July 25, 2036
       I-36-B                Variable(1)                       3,038,216.900                     July 25, 2036
       I-37-B                Variable(1)                         195,295.400                     July 25, 2036
       I-38-B                Variable(1)                       2,078,554.500                     July 25, 2036
       I-39-B                Variable(1)                       1,993,128.650                     July 25, 2036
       I-40-B                Variable(1)                       1,880,218.600                     July 25, 2036
       I-41-B                Variable(1)                       1,788,640.850                     July 25, 2036
       I-42-B                Variable(1)                       1,701,522.400                     July 25, 2036
       I-43-B                Variable(1)                       1,618,646.100                     July 25, 2036
       I-44-B                Variable(1)                       1,539,805.500                     July 25, 2036
       I-45-B                Variable(1)                       1,464,804.000                     July 25, 2036
       I-46-B                Variable(1)                       1,393,454.800                     July 25, 2036
       I-47-B                Variable(1)                       1,359,771.550                     July 25, 2036
       I-48-B                Variable(1)                       1,259,325.650                     July 25, 2036
       I-49-B                Variable(1)                       1,206,689.450                     July 25, 2036
       I-50-B                Variable(1)                       1,178,383.150                     July 25, 2036
       I-51-B                Variable(1)                       1,081,808.800                     July 25, 2036
       I-52-B                Variable(1)                       1,091,599.300                     July 25, 2036
       I-53-B                Variable(1)                         975,942.950                     July 25, 2036
       I-54-B                Variable(1)                       1,081,195.950                     July 25, 2036
       I-55-B                Variable(1)                         940,970.950                     July 25, 2036
       I-56-B                Variable(1)                         852,841.150                     July 25, 2036
       I-57-B                Variable(1)                       1,160,574.350                     July 25, 2036
       I-58-B                Variable(1)                       4,115,832.850                     July 25, 2036
       I-59-B                Variable(1)                       9,396,079.000                     July 25, 2036
       I-60-B                Variable(1)                         433,076.000                     July 25, 2036
         A-I                 Variable(1)                       6,122,358.680                     July 25, 2036
_______________
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(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                               REMIC II

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
REMIC I  Regular  Interests as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be  designated  as
“REMIC II.” The Class I-R-II  Certificates will represent the sole Class of “residual  interests” in REMIC II for purposes of the REMIC
Provisions (as defined herein) under federal income tax law. The following table  irrevocably  sets forth the  designation,  remittance rate (the  “Uncertificated  REMIC II  Pass-Through  Rate”)  and  initial  Uncertificated  Principal  Balance  for each of the  “regular interests” in REMIC II (the “REMIC II  Regular  Interests”).  The “latest possible  maturity date”  (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular Interest shall be the Maturity Date. None of the REMIC II Regular Interests will be certificated.

                            Uncertificated REMIC II    Initial Uncertificated REMIC II       Latest Possible
      Designation              Pass-Through Rate              Principal Balance               Maturity Date
           LT1                    Variable(1)                     612,108,078.00              July 25, 2036
           LT2                    Variable(1)                          22,161.00              July 25, 2036
           LT3                    Variable(1)                          39,059.84              July 25, 2036
           LT4                    Variable(1)                          39,059.84              July 25, 2036
          LT-IO                   Variable(1)                       (2)                       July 25, 2036
____________
---------------------------------------------------------------------------------------------------------------------------------------
(1)      Calculated in accordance with the definition of “Uncertificated REMIC II Pass-Through Rate” herein.
(2)      REMIC II  Regular  Interest  LT-IO  will  not have an  Uncertificated  Principal  Balance  but  will  accrue  interest  on its uncertificated notional amount calculated in accordance with the definition of “Uncertificated Notional Amount” herein.

                                                               REMIC III

         As provided  herein,  the REMIC  Administrator  will elect to treat the segregated  pool of assets  consisting of the REMIC II
Regular  Interests as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as REMIC III.
The Class  I-R-III  Certificates  will  represent  the sole  Class of  “residual  interests”  in  REMIC III  for  purposes of the REMIC
Provisions  under federal income tax law. The following table  irrevocably  sets forth the designation,  Pass-Through  Rate,  aggregate
Initial Certificate Principal Balance,  Maturity Date, initial ratings and certain features for each Class of  Certificates  comprising the interests  representing  “regular interests” in REMIC III (the “REMIC III Regular Interests”).  The “latest possible maturity date”
(determined  solely for purposes of  satisfying  Treasury  Regulation Section 1.860G-1(a)(4)(iii))  for each of the  REMIC III  Regular
Interests shall be the Maturity Date.

                                          Aggregate
                                           Initial
                                         Certificate
                             Pass-Throu   Principal                              Maturity       S&P/        Minimum
 Designation       Type        Rate        Balance            Features             Date        Moody’s   Denominations
                                                         Senior/ Adjustable
                             Adjustable                         Rate
Class I-A-1     Regular(1)   Rate(2)(3) $270,000,000.00                        July 25, 2036  AAA / Aaa   $100,000.00
                                                         Senior /Adjustable
                Regular(1)   Adjustable $272,000,000.00         Rate                          AAA / Aaa   $100,000.00
Class I-A-2                  Rate(2)(3)                                        July 25, 2036
                                                          Senior/Adjustable
                Regular(1)   Adjustable $30,720,000.00          Rate                          AAA / Aaa   $100,000.00
Class I-A-3                  Rate(2)(3)                                        July 25, 2036
Class I-M-1     Regular(1)   Adjustable                 Mezzanine/Adjustable                  AA+ / Aa1   $100,000.00
                             Rate(2)(3) $10,102,000.00          Rate           July 25, 2036
Class I-M-2     Regular(1)   Adjustable                 Mezzanine/Adjustable                  AA+ / Aa2   $100,000.00
                             Rate(2)(3)  $5,204,000.00          Rate           July 25, 2036
Class I-M-3     Regular(1)   Adjustable                 Mezzanine/Adjustable                  AA+ / Aa3   $100,000.00
                             Rate(2)(3)  $3,979,000.00          Rate           July 25, 2036
Class I-M-4     Regular(1)   Adjustable                 Mezzanine/Adjustable                   AA / A1    $100,000.00
                             Rate(2)(3)  $2,449,000.00          Rate           July 25, 2036
Class I-M-5     Regular(1)   Adjustable                 Mezzanine/Adjustable                   AA / A2    $100,000.00
                             Rate(2)(3)  $2,143,000.00          Rate           July 25, 2036
Class I-M-6     Regular(1)   Adjustable                 Mezzanine/Adjustable                   AA / A3    $100,000.00
                             Rate(2)(3)  $2,142,000.00          Rate           July 25, 2036
Class I-M-7     Regular(1)   Adjustable                 Mezzanine/Adjustable                  A+ / Baa1   $250,000.00
                             Rate(2)(3)  $2,143,000.00          Rate           July 25, 2036
Class I-M-8     Regular(1)   Adjustable                 Mezzanine/Adjustable                  A+ / Baa2   $250,000.00
                             Rate(2)(3)  $2,143,000.00          Rate           July 25, 2036
Class I-M-9     Regular(1)   Adjustable                 Mezzanine/Adjustable                  A / Baa3    $250,000.00
                             Rate(2)(3)  $3,061,000.00          Rate           July 25, 2036
Class I-SB (4)  Regular (4)     (4)      $6,122,358.83       Subordinate                         N/R          N/A
                                                                               July 25, 2036
Class I-P (5)   Regular (5)     (5)           $ 100.00    Prepayment Charge                      N/R          (6)
                                                                               July 25, 2036
      IO        Regular (7)     (8)              (9)        Interest Only                        N/R          N/R

(1)      This Class of Certificates  represents  ownership of a REMIC III Regular Interest  together with certain rights to payments to be made from amounts  received under the Swap Agreement which will be deemed made for federal income tax purposes  outside of REMIC III by the  holder  of the  Class  I-SB  Certificates  as the  owner of the Swap  Agreement  and (ii) the  obligation  to pay the  Class IO
Distribution  Amount.  Any  amount  distributed  on this  Class of  Certificates  on any  Distribution  Date in  excess  of the  amount distributable on the related REMIC III Regular Interest on such  Distribution  Date shall be treated for federal income tax purposes as having been paid from the Swap Account and any amount  distributable  on such REMIC III Regular Interest on such  Distribution  Date in excess of the amount  distributable  on such Class of  Certificates on such  Distribution  Date shall be treated as having been paid to the Swap Account, all pursuant to and as further provided in Section 4.09 hereof.
---------------------------------------------------------------------------------------------------------------------------------------

(2)      The REMIC III Regular  Interests,  ownership of which is represented by the Class I-A Certificates and Class I-M Certificates,
will accrue interest at a per annum rate equal to the lesser of (i) LIBOR plus the applicable Margin and (ii) the Net WAC Cap Rate.

(3)      The Class I-A  Certificates  and Class I-M  Certificates  will also entitle their holders to receive certain payments from the
Holder of the Class I-SB  Certificates  from amounts to which REMIC III  Regular Interest I-SB-IO is entitled and from amounts received under the Swap Agreement, which will not be a part of their ownership of the REMIC III Regular Interests.

(4)      The Class I-SB Certificates  will accrue interest as described in the definition of Accrued  Certificate  Interest.  The Class
I-SB  Certificates will not accrue interest on their Certificate  Principal  Balance.  The Class I-SB Certificates will be comprised of two REMIC III Regular  Interests,  a  principal  only  regular  interest  designated  I-SB-PO and an  interest  only  regular  interest designated  I-SB-IO,  which  will be  entitled  to  distributions  as set forth  herein.  The  rights of the  Holder of the Class  I-SB
Certificates to payments from the Swap Agreement shall be outside and apart from its rights under REMIC III Regular  Interests  I-SB-IO and I-SB-PO.

(5)      The holders of the Class I-P Certificates  will be entitled to all Prepayment  Charges received on Prepayment  Charge Loans in
Loan Group I, and these amounts will not be available for  distribution  on the other  certificates.  The Class I-P  Certificates  will not be entitled to interest on any amounts due.

(6)      The Class I-P Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

(7)      REMIC III Regular  Interest  IO will be held as an asset of the Swap  Account  established  by the Trustee and will be treated for  federal  income  tax  purposes  as owned by the holder of the Class  I-SB  Certificates.  REMIC III  Regular  Interest  IO will be uncertificated.

(8)      For federal  income tax purposes,  REMIC III Regular  Interest IO will not have a Pass Through  Rate,  but will be entitled to
100% of the amounts distributed on REMIC II Regular Interest LT-IO.

(9)      For federal income tax purposes,  REMIC III Regular Interest IO will not have an Uncertificated  Principal  Balance,  but will have a notional amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

                                                               REMIC IV

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage  Loans in Loan  Group II and  certain  other  related  assets  (exclusive  of the Class P Reserve  Account,)  subject  to this
Agreement as a REMIC for federal  income tax purposes,  and such  segregated  pool of assets will be designated as REMIC IV.  The Class
II-R-I  Certificates  will  represent the sole Class of  “residual  interests” in REMIC IV for purposes of the REMIC  Provisions  under federal income tax law. The following table irrevocably sets forth the designation,  Pass-Through Rate,  aggregate Initial  Certificate
Principal  Balance,  Maturity  Date,  initial  ratings and certain  features for each Class of  Certificates  comprising  the interests representing  “regular  interests”  in REMIC IV  (the  “REMIC IV  Regular  Interests”)  as well as the Class II-R-I  Certificates.  The
“latest possible  maturity date” (determined  solely for purposes of satisfying  Treasury  Regulation Section 1.860G-1(a)(4)(iii))  for
each of the REMIC IV Regular Interests shall be the Maturity Date.

                                           Aggregate
                                            Initial
                                          Certificate
                            Pass-Throug    Principal                             Maturity       S&P/        Minimum
 Designation       Type        Rate         Balance            Features            Date        Moody’s   Denominations
                            Variable                         Senior/Super
                             Rate(1)                       Senior/ Variable
Class II-A-1     Regular                $78,009,000.00           Rate          July 25, 2036   AAA/Aaa    $100,000.00
                            Variable                        Senior /Senior
                 Regular     Rate(1)     $5,558,000.00    Support/ Variable                    AAA/Aa1    $100,000.00
Class II-A-2                                                     Rate          July 25, 2036
Class II-R-I     Residual   Variable           $100.00     Senior/Residual/                    AAA/Aaa        (2)
                             Rate(1)                        Variable Rate      July 25, 2036
Class II-M-1     Regular    Variable     $1,925,000.00   Mezzanine/ Variable                   AA/ Aa2    $100,000.00
                             Rate(1)                             Rate          July 25, 2036
Class II-M-2     Regular    Variable     $1,880,000.00   Mezzanine/ Variable                    A/NA      $100,000.00
                             Rate(1)                             Rate          July 25, 2036
Class II-M-3     Regular    Variable       $626,000.00   Mezzanine/ Variable                   BBB/NA     $100,000.00
                             Rate(1)                             Rate          July 25, 2036
Class II-B-1     Regular    Variable       $672,000.00   Mezzanine/ Variable                    BB/NA     $100,000.00
                             Rate(1)                             Rate          July 25, 2036
Class II-B-2     Regular    Variable       $492,000.00   Mezzanine/ Variable                    B/NA      $100,000.00
                             Rate(1)                             Rate          July 25, 2036
Class II-B-3     Regular    Variable       $358,706.00   Mezzanine/ Variable                    NA/NA     $100,000.00
                             Rate(1)                             Rate          July 25, 2036
  Class II-P     Regular       (3)            $ 100.00    Prepayment Charge                     NA/NA         (4)
                                                                               July 25, 2036

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(1)      The Class II-A-1,  Class II-A-2,  Class II-R-I, Class II-M-1, Class II-M-2, Class II-M-3, Class II-B-1, Class II-B-2 and Class
II-B-3  Certificates  will accrue  interest at a per annum rate equal to the Net WAC Cap Rate.  The initial  Pass-Through  Rate for the
Class II-A-I,  Class II-A-II,  Class II-R-I,  Class II-M-1,  Class II-M-2,  Class II-M-3,  Class II-B-1,  Class II-B-2 and Class II-B-3
Certificates  will be equal to approximately 6.27284% per annum.

 (2) Reserved

(3)      The holders of the Class II-P Certificates  will be entitled to all Prepayment  Charges received on Prepayment Charge Loans in
Loan Group II, and these amounts will not be available for distribution on the other  certificates.  The Class II-P  Certificates  will not be entitled to interest on any amounts due.

(4)      The Class II-P Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

         Each  Class of the  Class R  Certificates  shall be  issuable  in  minimum  denominations  of not less  than a 20%  Percentage
Interest;  provided,  however,  that one Class R  Certificate  of each Class of Class R  Ceriticates  will be issuable  to  Residential
Funding as “tax matters person” pursuant to Section 10.01(c) and (e) in a minimum  denomination  representing a Percentage  Interest of not less than 0.01%.

         The Mortgage Loans have an aggregate  Cut-off Date Principal Balance equal to  $701,729,165.83.  The Mortgage Loans are hybrid adjustable-rate mortgage loans having terms to maturity at origination or modification of generally not more than 30 years.

         In  consideration  of the mutual  agreements  herein  contained,  the Company,  the Master  Servicer and the Trustee  agree as follows:

                                                               ARTICLE I

                                                              DEFINITIONS

Section 1.01.     Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With respect to each Distribution Date and each Class of Class I-A Certificates and Class I-M
Certificates,  interest  accrued during the related Interest Accrual Period on the Certificate  Principal  Balance thereof  immediately prior to such Distribution Date at the Pass-Through Rate for that Distribution Date.

         The amount of Accrued  Certificate  Interest on each  Class of  Class I-A  Certificates  and Class I-M  Certificates  shall be reduced by the  amount of  Prepayment  Interest  Shortfalls  on the Group I Loans  during  the prior  calendar  month to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16,  by Relief Act  Shortfalls  on the Group I Loans  during the related Due
Period.  All such  reductions  with respect to the  Mortgage  Loans will be allocated  among the Class I-A  Certificates  and Class I-M
Certificates  in proportion to the amount of Accrued  Certificate  Interest  payable on such  Certificates  on such  Distribution  Date absent such reductions.

         Accrued  Certificate  Interest with respect to any Class of Class I-M Certificates for any Distribution  Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of Class I-M Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest with respect to the Class I-A Certificates and Class I-M Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         With respect to each  Distribution  Date and the Class I-SB  Certificates,  interest  accrued  during the  preceding  Interest
Accrual Period at the Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through  Rate,  immediately prior to such  Distribution  Date,  reduced by any interest  shortfalls  with  respect to the Group I Loans,  including  Prepayment  Interest
Shortfalls to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16  or by Excess Cash Flow pursuant to Sections
4.02(c)(I)(i)(C)  and  4.02(c)(I)(i)(D).  Accrued  Certificate  Interest on the Class I-SB Certificates  shall accrue on the basis of a
360-day year and the actual number of days in the related Interest Accrual Period.

         With respect to any Class of Class II-A, Class II-M and Class II-B  Certificates and any Distribution  Date,  interest accrued during the related Interest Accrual Period at the related  Pass-Through Rate on the Certificate  Principal Balance thereof  immediately prior to such  Distribution  Date.  In each case  Accrued  Certificate  Interest  on any Class of  Certificates  will be reduced by the amount of:

         (i)      Prepayment  Interest Shortfalls on all Group II Loans (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii)     the interest portion  (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified
     Mortgage  Loan)) of Realized  Losses on Group II Loans  (including  Excess  Special  Hazard  Losses,  Excess Fraud Losses,  Excess
     Bankruptcy  Losses and  Extraordinary  Losses) not allocated  solely to one or more specific  Classes of Certificates  pursuant to
     Section 4.05,

         (iii)    the interest  portion of Advances  that were (A)  previously  made with respect to a Group II Loan or REO Property on
     Group II Loans,  which  remained  unreimbursed  following the Cash  Liquidation  or REO  Disposition  of such Group II Loan or REO
     Property and (B) made with respect to  delinquencies  that were ultimately  determined to be Excess Special Hazard Losses,  Excess
     Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

         (iv)     any other interest  shortfalls not covered by the  subordination  provided by the Class II-M  Certificates  and Class
     II-B Certificates,  including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act, or similar legislation or regulations as in effect from time to time.

         The Group II Senior  Percentage of such  reductions  in the case of the Group II Loans will be allocated  among the holders of the Group II Certificates  in proportion to the respective  amounts of Accrued  Certificate  Interest that would have been payable from the Group II Loans on that  Distribution  Date absent these  reductions.  The remainder of these reductions will be allocated among the holders of the Class II-M  Certificates  and Class II-B  Certificates  in proportion to the respective  amounts of Accrued  Certificate
Interest that would have been payable on that  Distribution  Date absent these reductions.  Accrued  Certificate  Interest on all other classes of Group II Certificates is calculated on the basis of a 360-day year divided into twelve 30-day months.

         Adjustment  Date:  With  respect  to each  Mortgage  Loan,  each  date set  forth  in the  related  Mortgage  Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Affected Party:  As defined in the Swap Agreement.

         Assignment Agreement and Amendment of Security  Instrument:  With respect to a Sharia Mortgage Loan, the agreement between the consumer and the co-owner  pursuant to which all of the co-owner’s  interest as a beneficiary  under the related  Sharia  Mortgage Loan
Security  Instrument and the co-owner’s  interest in the related Mortgaged  Property is conveyed to a subsequent owner,  which may take the form of an “Assignment  Agreement” and an “Amendment of Security Instrument” or an “Assignment  Agreement and Amendment of Security
Instrument”, as applicable.

         Available  Distribution  Amount:  As to any  Distribution  Date and each Loan  Group as  determined  separately  for each Loan
Group,  an amount equal to (a) the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial  Account as of the close of business on the immediately preceding  Determination Date, including any Subsequent  Recoveries,  and amounts deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account  Deposit Date,  (iii) any amount  deposited in the Certificate  Account on the related
Certificate  Account Deposit Date pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount  deposited in the Certificate
Account  pursuant to Section  4.07 or Section  9.01,  (v) any amount that the Master  Servicer is not  permitted  to withdraw  from the
Custodial  Account or the Certificate  Account  pursuant to Section  3.16(e),  (vi) any amount received by the Trustee  pursuant to the
Surety  Bond in respect of such  Distribution  Date and  (vii) the  proceeds  of any Pledged  Assets  received by the Master  Servicer, reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of (v) any payments or collections consisting  of  Prepayment  Charges on the Mortgage  Loans that were  received  during the related  Prepayment  Period;  (w)  aggregate
Foreclosure  Profits,  (x) the Amount Held for Future  Distribution,  (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial  Account in respect of the Mortgage Loans  pursuant to clauses  (ii)-(x),  inclusive,  of Section  3.10(a),  and (z) with repect to Group I Certificates,  any Net Swap Payments required to be made to the Swap  Counterparty and Swap Termination  Payments not
due to a Swap Counterparty Trigger Event for such Distribution Date.

         Bankruptcy  Amount:  With  respect  to the  Group  II  Certificates,  as of any  date  of  determination  prior  to the  first anniversary  of the Cut-off  Date, an amount equal to the excess,  if any, of (A) $100,000 over (B) the aggregate  amount of Bankruptcy
Losses  allocated  solely to one or more  specific  Classes of Group II  Certificates  in  accordance  with Section 4.05 of this Series
Supplement.  As of any date of determination on or after the first  anniversary of the Cut-off Date, an amount equal to the excess,  if any, of

         (1) the lesser of (a) the Bankruptcy Amount  calculated as of the close of business on the Business Day immediately  preceding the most recent  anniversary of the Cut-off Date coinciding with or preceding such date of determination  (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately  preceding such date of determination)  (for purposes of this definition, the “Relevant Anniversary”) and (b) the greater of

                  (A)(i) if the aggregate  principal  balance of the  Non-Primary  Residence  Loans in Loan Group II as of the Relevant
               Anniversary is less than 10% of the Stated  Principal  Balance of the Mortgage Loans in Loan Group II as of the Relevant
               Anniversary,  $0.00, or (ii) if the aggregate  principal balance of the Non-Primary  Residence Loans in Loan Group II as
               of the Relevant  Anniversary  is equal to or greater than 10% of the Stated  Principal  Balance of the Mortgage Loans in
               Loan  Group II as of the  Relevant  Anniversary,  the sum of (I) the  aggregate  principal  balance  of the  Non-Primary
               Residence  Loans in Loan Group II with a  Loan-to-Value  Ratio of greater  than  80.00% but less than or equal to 90.00%
               (other than  Additional  Collateral  Loans),  times  0.25%,  (II) the  aggregate  principal  balance of the  Non-Primary
               Residence  Loans in Loan Group II with a  Loan-to-Value  Ratio of greater  than  90.00% but less than or equal to 95.00%
               (other than Additional  Collateral  Loans),  times 0.50%, and (III) the aggregate  principal  balance of the Non-Primary
               Residence  Loans in Loan Group II with a Loan-to-Value  Ratio of greater than 95.00% (other than  Additional  Collateral
               Loans) times 0.75%, in each case as of the Relevant Anniversary; and

               (B)         the greater of (i) 0.0006 times the aggregate  principal  balance of all the Mortgage Loans in Loan Group II as of the Relevant  Anniversary  having a Loan-to-Value  Ratio (other than Additional  Collateral  Loans) at origination which exceeds 75% and (ii) $100,000,

                  over (2) the  aggregate  amount of Bankruptcy  Losses  allocated  solely to one or more specific  Classes of Group II
         Certificates in accordance with Section 4.05 since the Relevant Anniversary.

         The  Bankruptcy  Amount  may be  further  reduced  by the Master  Servicer  (including  accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation  from each
Rating Agency that such  reduction  shall not reduce the rating  assigned to any Class of Group II  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

         Basis  Risk  Shortfall:  With  respect  to each  Class of  the Class I-A  Certificates  and  Class I-M  Certificates,  and any
Distribution  Date,  the sum of  (a) with  respect  to any  Distribution  Date on which the Net WAC Cap Rate is used to  determine  the
Pass-Through Rate of such Class, an amount equal to the excess of (x) Accrued  Certificate  Interest for such Class calculated at a per annum rate equal to LIBOR  plus the  related  Margin  for such  Distribution  Date,  over  (y) Accrued  Certificate  Interest  for such
Class calculated  using the Net WAC Cap Rate,  (b) any  shortfalls for such  Class calculated  pursuant to clause  (a) above  remaining unpaid from prior  Distribution  Dates, and  (c) interest on the amount in clause (b) from the  Distribution  Date on which such amount was incurred at a per annum rate equal to the related Pass-Through Rate.

         Book-Entry Certificate:  The Class I-A, Class II-A, Class I-M and Class II-M Certificates.

         Capitalization  Reimbursement  Amount: With respect to any Distribution Date and each Loan Group as determined  separately for each Loan Group,  the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage Loans
in the related Loan Group during the preceding  calendar  month and  reimbursed to the Master  Servicer or  Subservicer  on or prior to such Distribution  Date pursuant to Section  3.10(a)(vii),  plus the related  Capitalization  Reimbursement  Shortfall Amount remaining unreimbursed  from any prior  Distribution  Date and reimbursed to the Master Servicer or Subservicer on or prior to such  Distribution
Date.

         Capitalization  Reimbursement  Shortfall  Amount-  With  respect to any  Distribution  Date and each Loan Group as  determined separately  for each Loan Group,  the amount,  if any, by which the amount of  Advances or  Servicing  Advances  that were added to the
Stated  Principal  Balance of the Mortgage  Loans in the related Loan Group during the preceding  calendar  month exceeds the amount of principal payments on the Mortgage Loans included in the related Available Distribution Amount for that Distribution Date.

         Certificate:  Any Class I-A, Class II-A,  Class I-M, Class II-M,  Class I-SB,  Class II-B, Class I-P, Class II-P, Class I-R or
Class II-R-I Certificate.

         Certificate  Account:  The  separate  account or accounts  created and  maintained  pursuant to Section  4.01 of the  Standard
Terms,  which shall be entitled “DEUTSCHE BANK TRUST COMPANY AMERICAS,  as trustee,  in trust for the registered holders of Residential
Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA5” and which must be an Eligible Account.

         Certificate  Group-With respect to (i) Loan Group I, the Class I-A, Class I-M, Class I-P and Class I-R Certificates,  and (ii)
Loan Group II, the Class II-A, Class II-M, Class II-B, Class II-P and Class II-R-I Certificates.

         Certificate Policy:  None.

         Certificate  Principal  Balance:  With  respect  to any  Class  I-A  Certificate  or  Class  I-M  Certificate,  on any date of determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any predecessor
Certificate)  and applied to reduce the Certificate  Principal  Balance thereof  pursuant to Section  4.02(c)(I) and (y) in the case of any Class of Class I-M  Certificates,  the aggregate of all  reductions in  Certificate  Principal  Balance  deemed to have occurred in connection with Realized  Losses which were previously  allocated to such  Certificate  (or any  predecessor  Certificate)  pursuant to
Section 4.05;  provided,  that with respect to any Distribution  Date, the Certificate  Principal Balance of the Class I-M Certificates
will be increased,  in each case to the extent  Realized  Losses were  previously  allocated  thereto and remain  unreimbursed,  in the following order of priority:  to the Class I-M-1,  Class I-M-2,  Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class I-M-7, Class
I-M-8 and Class I-M-9  Certificates,  in that order, but only to the extent of Subsequent  Recoveries  received in respect of the Group
I Loans during the preceding  calendar month.  With respect to each Class I-SB  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal  Balance of the Mortgage Loans over (B) the then aggregate  Certificate  Principal Balance of the Class
I-A, Class I-M, Class I-P and Class I-R Certificates  then  outstanding,  which represents the sum of (i) the Initial Principal Balance of the REMIC III Regular Interest I-SB-PO,  as reduced by Realized Losses allocated thereto and payments deemed made thereon,  and (ii)
accrued and unpaid interest on the REMIC III Regular  Interest  I-SB-IO,  as reduced by Realized Losses  allocated  thereto.  The Class
I-R Certificates will not have a Certificate Principal Balance.

         With respect to any Group II Certificate  (other than the Class II-P  Certificates),  on any date of determination,  an amount equal to (i) the  Initial  Certificate  Principal  Balance  of such  Certificate  as  specified  on the  face  thereof,  plus  (ii) any
Subsequent  Recoveries added to the Certificate  Principal  Balance of such Certificate  pursuant to Section 4.02, minus the sum of (x)
the aggregate of all amounts  previously  distributed with respect to such Certificate (or any predecessor  Certificate) and applied to reduce the  Certificate  Principal  Balance  thereof  pursuant  to Section  4.02(c)(II)  and (y) the  aggregate  of all  reductions  in
Certificate  Principal  Balance  deemed to have occurred in connection  with Realized  Losses which were  previously  allocated to such
Certificate  (or any predecessor  Certificate)  pursuant to Section 4.05;  provided,  that the  Certificate  Principal  Balance of each
Certificate of the Class of Class II-M  Certificates  and Class II-B  Certificates  with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage  Interest  represented by such  Certificate  multiplied by the excess,  if any, of
(A) the then  aggregate  Certificate  Principal  Balance of all Classes of Group II  Certificates  then  outstanding  over (B) the then aggregate Stated Principal Balance of the Group II Loans.

         Class I-A  Certificate:  Any one of the Class  I-A-1,  Class  I-A-2 and Class I-A-3  Certificates  executed by the Trustee and authenticated  by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit A, senior to the Class
I-M  Certificates,  Class I-SB  Certificates  and Class I-R Certificates  with respect to distributions  and the allocation of Realized
Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a “regular  interest” in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement and SB-AM Swap  Agreement and (iii) the right to receive Basis Risk Shortfalls.

         Class I-A  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Group I Principal  Distribution  Amount for
that  Distribution  Date or (ii) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date,  the lesser of:

     (i) the Group I Principal Distribution Amount for that Distribution Date; and

     (ii)the excess,  if any, of (A) the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  immediately prior to that Distribution  Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class  I-A-1  Certificate:  The Class  I-A-1  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class I-A-1 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.180% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.360% per annum.

         Class  I-A-2  Certificate:  The Class  I-A-2  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class I-A-2 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.180% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.360% per annum.

         Class  I-A-3  Certificate:  The Class  I-A-3  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class I-A-3 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.220% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.440% per annum.

         Class I-A-P Certificates:  None.

         Class I-M Certificates:  Collectively,  the Class I-M-1,  Class I-M-2,  Class I-M-3,  Class I-M-4,  Class I-M-5,  Class I-M-6,
Class I-M-7, Class I-M-8 and Class I-M-9 Certificates.

         Class  I-M-1  Certificate:  Any  one of the  Class  I-M-1  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the Class I-M-2,  Class I-M-3,
Class I-M-4,  Class I-M-5,  Class I-M-6,  Class I-M-7,  Class I-M-8, Class I-M-9, Class I-SB and Class I-R Certificates with respect to distributions  and the  allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
“regular  interest” in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and
SB-AM Swap Agreement and (iii) the right to receive Basis Risk Shortfalls.

         Class I-M-1 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.300% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.450% per annum.

         Class I-M-1  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount for that Distribution Date after  distribution of the Class I-A Principal  Distribution  Amount or (ii) on or after the Stepdown
Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class I-A Certificates
(after  taking  into  account  the  payment of the Class I-A  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
Certificate  Principal  Balance of the Class I-M-1  Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of
(x) the product of (1) the  applicable Group I Subordination  Percentage and (2) the  aggregate Stated Principal Balance of the Group I
Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated
Principal  Balance  of the  Group I Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date,  over  the
Overcollateralization Floor.

         Class  I-M-2  Certificate:  Any  one of the  Class  I-M-2  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the Class I-M-3,  Class I-M-4,
Class I-M-5,  Class I-M-6,  Class I-M-7,  Class I-M-8, Class I-M-9, Class I-SB and Class I-R Certificates with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a “regular  interest”
in REMIC III for  purposes  of the REMIC  Provisions,  (ii) the right to  receive  payments  under the Swap  Agreement  and SB-AM  Swap
Agreement and (iii) the right to receive Basis Risk Shortfalls.

         Class I-M-2 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.330% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.495% per annum.

         Class I-M-2  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount for that  Distribution  Date after  distribution  of the Class I-A  Principal  Distribution  Amount  and Class  I-M-1  Principal
Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal Distribution Amount and the Class I-M-1 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class I-A Certificates
and Class I-M-1  Certificates  (after  taking into  account the payment of the Class I-A  Principal  Distribution  Amount and the Class
I-M-1  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the  Certificate  Principal  Balance  of the Class  I-M-2
Certificates  immediately  prior to that  Distribution  Date over  (B) the  lesser of (x) the  product of  (1) the  applicable  Group I
Subordination  Percentage and (2) the  aggregate Stated Principal  Balance of the Group I Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated  Principal  Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class  I-M-3  Certificate:  Any  one of the  Class  I-M-3  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class I-M-4,  Class I-M-5,  Class I-M-6,
Class I-M-7,  Class I-M-8,  Class I-M-9,  Class I-SB  Certificates  and Class I-R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated as a “regular  interest” in
REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and SB-AM Swap Agreement and (iii) the right to receive Basis Risk Shortfalls.

         Class I-M-3 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.360% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.540% per annum.

         Class I-M-3  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount  for that  Distribution  Date  after  distribution  of the  Class I-A  Principal  Distribution  Amount,  Class  I-M-1  Principal
Distribution  Amount and Class I-M-2 Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal Distribution Amount, Class I-M-1 Principal Distribution Amount and Class I-M-2 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class I-A, Class I-M-1
and Class I-M-2  Certificates  (after taking into account the payment of the Class I-A Principal  Distribution  Amount, the Class I-M-1
Principal  Distribution  Amount and the Class I-M-2 Principal  Distribution  Amount for that Distribution Date) and (2) the Certificate
Principal  Balance of the Class I-M-3  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Group I Subordination  Percentage and (2) the  aggregate  Stated  Principal  Balance of the Group I Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated Principal
Balance  of  the  Group  I  Loans  after  giving  effect  to   distributions   to  be  made  on  that   Distribution   Date,  over  the
Overcollateralization Floor.

         Class  I-M-4  Certificate:  Any  one of the  Class  I-M-4  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class I-M-5,  Class I-M-6,  Class I-M-7,
Class I-M-8,  Class I-M-9,  Class I-SB  Certificates  and Class I-R Certificates  with respect to  distributions  and the allocation of
Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated  as a “regular  interest” in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and SB-AM Swap Agreement and (iii) the
right to receive Basis Risk Shortfalls.

         Class I-M-4 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.430% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.645% per annum.

         Class I-M-4  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount  for that  Distribution  Date  after  distribution  of the  Class I-A  Principal  Distribution  Amount,  Class  I-M-1  Principal
Distribution  Amount, Class I-M-2 Principal  Distribution Amount and Class I-M-3 Principal  Distribution Amount or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal  Distribution  Amount, Class I-M-1 Principal  Distribution Amount, Class I-M-2 Principal  Distribution Amount and Class I-M-3
Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class I-A, Class I-M-1,
Class I-M-2 and Class I-M-3  Certificates  (after taking into account the payment of the Class I-A Principal  Distribution  Amount, the
Class I-M-1 Principal  Distribution  Amount, the Class I-M-2 Principal  Distribution Amount and the Class I-M-3 Principal  Distribution
Amount for that  Distribution  Date) and (2) the  Certificate  Principal Balance of the Class I-M-4  Certificates  immediately prior to that  Distribution  Date over (B) the lesser of (x) the  product of (1) the  applicable  Group I  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the Group I Loans after giving effect to distributions to be made on that  Distribution Date and
(y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Group I Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

         Class  I-M-5  Certificate:  Any  one of the  Class  I-M-5  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class I-M-6,  Class I-M-7,  Class I-M-8,
Class I-M-9,  Class I-SB  Certificates and Class I-R Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a “regular  interest” in REMIC III for purposes of the
REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and SB-AM Swap Agreement and (iii) the right to receive
Basis Risk Shortfalls.

         Class I-M-5 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.470% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.705% per annum.

         Class I-M-5  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount  for that  Distribution  Date  after  distribution  of the  Class I-A  Principal  Distribution  Amount,  Class  I-M-1  Principal
Distribution  Amount, Class I-M-2 Principal  Distribution  Amount, Class I-M-3 Principal  Distribution Amount and Class I-M-4 Principal
Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal  Distribution Amount, Class I-M-1 Principal  Distribution Amount, the Class I-M-2 Principal  Distribution Amount, Class I-M-3
Principal Distribution Amount and Class I-M-4 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class I-A, Class I-M-1,
Class I-M-2,  Class I-M-3 and Class I-M-4 Certificates  (after taking into account the payment of the Class I-A Principal  Distribution
Amount,  the Class I-M-1 Principal  Distribution  Amount,  the Class I-M-2  Principal  Distribution  Amount,  the Class I-M-3 Principal
Distribution Amount and the Class I-M-4 Principal  Distribution  Amount for that Distribution Date) and (2) the  Certificate  Principal
Balance of the Class I-M-5  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination  Percentage and (2) the  aggregate  Stated Principal  Balance of the Group I Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the
Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class  I-M-6  Certificate:  Any  one of the  Class  I-M-6  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class I-M-7,  Class I-M-8,  Class I-M-9,
Class I-SB  Certificates  and Class I-R Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a “regular  interest” in REMIC III for purposes of the REMIC Provisions,
(ii) the right to receive  payments  under the Swap  Agreement  and SB-AM  Swap  Agreement  and (iii) the right to  receive  Basis Risk
Shortfalls.

         Class I-M-6 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.530% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 0.795% per annum.

         Class I-M-6  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount  for that  Distribution  Date  after  distribution  of the  Class I-A  Principal  Distribution  Amount,  Class  I-M-1  Principal
Distribution  Amount,  Class I-M-2 Principal  Distribution  Amount,  Class I-M-3 Principal  Distribution  Amount, Class I-M-4 Principal
Distribution  Amount and Class I-M-5 Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal  Distribution Amount, Class I-M-1 Principal  Distribution Amount, the Class I-M-2 Principal  Distribution Amount, Class I-M-3
Principal Distribution Amount, Class I-M-4 Principal Distribution Amount and Class I-M-5 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class I-A, Class I-M-1,
Class I-M-2, Class I-M-3,  Class I-M-4 and Class I-M-5  Certificates  (after taking into account the payment of the Class I-A Principal
Distribution  Amount, the Class I-M-1 Principal  Distribution  Amount, the Class I-M-2 Principal  Distribution  Amount, the Class I-M-3
Principal  Distribution  Amount, the Class I-M-4 Principal  Distribution  Amount and the Class I-M-5 Principal  Distribution Amount for
that  Distribution  Date)  and  (2) the  Certificate  Principal  Balance  of the Class  I-M-6  Certificates  immediately  prior to that
Distribution Date over (B) the lesser of (x) the product of (1) the  applicable Group I Subordination  Percentage and (2) the aggregate
Stated Principal  Balance of the Group I Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Group I Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

         Class  I-M-7  Certificate:  Any  one of the  Class  I-M-7  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form  annexed  hereto as Exhibit B, senior to the Class I-M-8,  Class  I-M-9,  Class I-SB
Certificates  and Class I-R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section
4.05, and evidencing (i) an interest  designated as a “regular  interest” in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and SB-AM Swap Agreement and (iii) the right to receive Basis Risk Shortfalls.

         Class I-M-7 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  0.950% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 1.425% per annum.

         Class I-M-7  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount  for that  Distribution  Date  after  distribution  of the  Class I-A  Principal  Distribution  Amount,  Class  I-M-1  Principal
Distribution  Amount,  Class I-M-2 Principal  Distribution  Amount,  Class I-M-3 Principal  Distribution  Amount, Class I-M-4 Principal
Distribution  Amount, Class I-M-5 Principal  Distribution Amount and Class I-M-6 Principal  Distribution Amount or (ii) on or after the
Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal  Distribution  Amount,  Class I-M-1 Principal  Distribution  Amount,  Class I-M-2 Principal  Distribution Amount, Class I-M-3
Principal  Distribution  Amount, Class I-M-4 Principal  Distribution Amount, Class I-M-5 Principal  Distribution Amount and Class I-M-6
Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class I-A, Class I-M-1,
Class I-M-2, Class I-M-3,  Class I-M-4,  Class I-M-5 and Class I-M-6  Certificates  (after taking into account the payment of the Class
I-A Principal  Distribution Amount, Class I-M-1 Principal  Distribution Amount, Class I-M-2 Principal  Distribution Amount, Class I-M-3
Principal  Distribution  Amount, Class I-M-4 Principal  Distribution Amount, Class I-M-5 Principal  Distribution Amount and Class I-M-6
Principal  Distribution  Amount for that Distribution  Date) and (2) the Certificate  Principal Balance of the Class I-M-7 Certificates
immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable  Group I  Subordination
Percentage  and (2) the aggregate  Stated  Principal  Balance of the Group I Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class  I-M-8  Certificate:  Any  one of the  Class  I-M-8  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B, senior to the Class I-M-9,  Class I-SB  Certificates and
Class I-R  Certificates  with  respect to  distributions  and the  allocation  of  Realized  Losses as set forth in Section  4.05,  and evidencing  (i) an interest  designated as a “regular  interest” in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and SB-AM Swap Agreement and (iii) the right to receive Basis Risk Shortfalls.

         Class I-M-8 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  1.150% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 1.725% per annum.

         Class I-M-8  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount  for that  Distribution  Date  after  distribution  of the  Class I-A  Principal  Distribution  Amount,  Class  I-M-1  Principal
Distribution  Amount,  Class I-M-2 Principal  Distribution  Amount,  Class I-M-3 Principal  Distribution  Amount, Class I-M-4 Principal
Distribution  Amount, Class I-M-5 Principal  Distribution  Amount, Class I-M-6 Principal  Distribution Amount and Class I-M-7 Principal
Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal  Distribution  Amount,  Class I-M-1 Principal  Distribution  Amount,  Class I-M-2 Principal  Distribution Amount, Class I-M-3
Principal  Distribution  Amount,  Class I-M-4 Principal  Distribution  Amount,  Class I-M-5 Principal  Distribution Amount, Class I-M-6
Principal Distribution Amount and Class I-M-7 Principal Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class I-A, Class I-M-1,
Class I-M-2, Class I-M-3,  Class I-M-4,  Class I-M-5,  Class I-M-6 and Class I-M-7 Certificates  (after taking into account the payment of the Class I-A Principal  Distribution Amount, Class I-M-1 Principal  Distribution Amount, Class I-M-2 Principal Distribution Amount,
Class I-M-3 Principal  Distribution  Amount,  Class I-M-4 Principal  Distribution  Amount,  Class I-M-5 Principal  Distribution Amount,
Class I-M-6  Principal  Distribution  Amount and Class I-M-7  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
Certificate  Principal Balance of the Class I-M-8  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x)
the product of (1) the applicable  Group I  Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Group I
Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated
Principal  Balance  of the  Group I Loans  after  giving  effect  to  distributions  to be made on that  Distribution  Date,  over  the
Overcollateralization Floor.

         Class  I-M-9  Certificate:  Any  one of the  Class  I-M-9  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially  in the form annexed  hereto as Exhibit B,  senior to the Class I-SB  Certificates  and Class I-R
Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated  as a “regular  interest” in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and SB-AM Swap Agreement and (iii) the right to receive Basis Risk Shortfalls.

         Class I-M-9 Margin:  With respect to any  Distribution  Date prior to the second  Distribution  Date after the first  possible
Optional  Termination  Date,  1.900% per annum, and on any Distribution  Date on or after the second  Distribution Date after the first possible Optional Termination Date, 2.850% per annum.

         Class I-M-9  Principal  Distribution  Amount:  With respect to any  Distribution  Date (a) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Group I Principal  Distribution
Amount for that  Distribution  Date after  distribution  of the Class I-A  Principal  Distribution  Amount,  the Class I-M-1  Principal
Distribution  Amount, the Class I-M-2 Principal  Distribution  Amount, the Class I-M-3 Principal  Distribution  Amount, the Class I-M-4
Principal  Distribution Amount, the Class I-M-5 Principal  Distribution  Amount,  Class I-M-6 Principal  Distribution Amount, the Class
I-M-7  Principal  Distribution  Amount and the Class I-M-8  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining Group I Principal  Distribution  Amount for that Distribution Date after  distribution of the Class I-A
Principal  Distribution  Amount,  the Class I-M-1 Principal  Distribution  Amount, the Class I-M-2 Principal  Distribution  Amount, the
Class I-M-3 Principal  Distribution  Amount,  the Class I-M-4 Principal  Distribution  Amount,  the Class I-M-5 Principal  Distribution
Amount,  Class  I-M-6  Principal  Distribution  Amount,  Class  I-M-7  Principal  Distribution  Amount  and the Class  I-M-8  Principal
Distribution Amount; and

         (ii)     the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class I-A Certificates,
Class I-M-1 Certificates,  Class I-M-2  Certificates,  Class I-M-3  Certificates,  Class I-M-4 Certificates,  Class I-M-5 Certificates,
Class I-M-6  Certificates,  Class I-M-7 Certificates and Class I-M-8  Certificates  (after taking into account the payment of the Class
I-A Principal  Distribution Amount, the Class I-M-1 Principal  Distribution Amount, the Class I-M-2 Principal  Distribution Amount, the
Class I-M-3 Principal  Distribution  Amount,  the Class I-M-4 Principal  Distribution  Amount,  the Class I-M-5 Principal  Distribution
Amount,  Class  I-M-6  Principal  Distribution  Amount,  Class  I-M-7  Principal  Distribution  Amount  and the Class  I-M-8  Principal
Distribution Amount for that Distribution Date) and (2) the Certificate  Principal Balance of the Class I-M-9 Certificates  immediately prior to that Distribution  Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination  Percentage and (2)
the aggregate Stated Principal  Balance of the Group I Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class I-P  Certificate:  Any one of the Class I-P  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit 7 evidencing a percentage  interest in any Prepayment  Charges relating to the Group I Loans.

         Class I-P Reserve Account Amount:  $100.

         Class I-R Certificate:  Any one of the Class I-R-I, Class I-R-II or Class I-R-III Certificates.

         Class  I-R-I  Certificate:  Any  one of the  Class  I-R-I  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
“residual interest” in REMIC I for purposes of the REMIC Provisions.

         Class  I-R-II  Certificate:  Any one of the Class  I-R-II  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
“residual interest” in REMIC II for purposes of the REMIC Provisions.

         Class  I-R-III  Certificate:  Any one of the Class  I-R-III  Certificates  executed by the Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
“residual interest” in REMIC III for purposes of the REMIC Provisions.

         Class I-SB Certificate:  Any one of the Class I-SB  Certificates  executed by the Trustee and authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit 6,  subordinate to the Class I-A Certificates and Class I-M Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and evidencing  ownership of REMIC
III Regular  Interests  I-SB-IO and  I-SB-PO  designated  as “regular  interests”  in REMIC III for  purposes of the REMIC  Provisions, together with certain  rights to payments under the Swap Agreement for purposes of the REMIC  Provisions and certain  obligations  with respect to payments of Basis Risk Shortfalls.

         Class  II-A  Certificate:  The  Class  II-A-1  Certificates  and  Class  II-A-2  Certificates,  executed  by the  Trustee  and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class  II-A-1  Certificate:  The Class  II-A-1  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed to the Standard Terms as Exhibit A, senior to the Class II-M  Certificates and Class II-B
Certificates with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  evidencing an interest designated as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class  II-A-2  Certificate:  The Class  II-A-2  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed to the  Standard  Terms as Exhibit A,  evidencing  an interest  designated  as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class II-B Certificate:  Collectively,  the Class II-B-I,  Class II-B-2 and Class II-B-3 Certificates  executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit C.

         Class  II-B-1  Certificate:  The Class  II-B-1  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed to the Standard  Terms as Exhibit C, senior to the Class  II-B-2  Certificates  and Class
II-B-3  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  evidencing an interest designated as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class  II-B-2  Certificate:  The Class  II-B-2  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially in the form annexed to the Standard Terms as Exhibit C, senior to the Class II-B-3  Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section 4.05,  evidencing an interest  designated as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class  II-B-3  Certificate:  The Class  II-B-3  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed to the  Standard  Terms as Exhibit C,  evidencing  an interest  designated  as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class  II-M-1  Certificate:  Any one of the Class  II-M-1  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  senior to the Class II-M-2, Class II-M-3 and Class II-B
Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing an interest designated as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class  II-M-2  Certificate:  Any one of the Class  II-M-2  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  senior to the Class II-M-3 and Class II-B  Certificates with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,,  and  evidencing  an interest designated as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class  II-M-3  Certificate:  Any one of the Class  II-M-3  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed hereto as Exhibit B,  senior to the Class II-B  Certificates  with respect to distributions and the allocation of Realized Losses as set forth in Section 4.05,  and evidencing an interest  designated as a “regular interest” in REMIC IV for purposes of the REMIC Provisions.

         Class II-M Certificate:  Collectively,  the Class II-M-1,  Class II-M-2 and Class II-M-3 Certificates  executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit B.

         Class II-P Certificate:  Any one of the Class II-P  Certificates  executed by the Trustee and authenticated by the Certificate
Registrar  substantially in the form annexed hereto as Exhibit 7, evidencing a percentage  interest in any Prepayment  Charges relating to the Group II Loans.

         Class II-P Reserve Account Amount:  $100.

         Class  II-R-I  Certificate:  Any one of the Class  II-R-I  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
“residual interest” in REMIC IV for purposes of the REMIC Provisions.

         Class A Certificates: Together, the Class I-A Certificates and Class II-A Certificates.

         Class M Certificates: Together, the Class I-M Certificates and Class II-M Certificates.

         Class P Certificates: Together, the Class I-P Certificates and Class II-P Certificates.

         Class R Certificates: Together, the Class I-R Certificates and Class II-R-I Certificates.

         Class P Reserve Account:  The account established and maintained by the Trustee pursuant to Section 4.09 hereof.

         Closing Date:  June 29, 2006.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this instrument is located at 1761
East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation, RALI 2006-QA5.

         Credit Support  Depletion  Date:  The first  Distribution  Date on which the aggregate  Certificate  Principal  Balance of the
Class II-M Certificates and the Class II-B Certificates has been reduced to zero.

         Cut-off Date Balance:  $701,729,165.83.

         Cut-off Date:  June 1, 2006.

         Defaulting Party: As defined in the Swap Agreement.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

         Discount Net Mortgage Rate:  Not applicable.

         Due Period:  With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Excess Bankruptcy Loss:  Bankruptcy Losses in excess of the Bankruptcy Amount.

         Excess Cash Flow: With respect to the Group I Certificates  and any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the  Available  Distribution  Amount for Loan Group I for that  Distribution  Date over  (ii) the sum of (a) the  Group I
Interest  Distribution Amount for that Distribution Date and (b) the Group I Principal  Remittance Amount for that Distribution Date to the extent not applied to pay interest on the Class I-A Certificates and Class I-M Certificates on such  Distribution  Date and (B) the
Overcollateralization Reduction Amount, if any, for that Distribution Date.

         Excess Fraud Loss:  Fraud Losses in excess of the Fraud Loss Amount.

         Excess   Overcollateralization   Amount:   With  respect  to  any  Distribution   Date,  the  excess,   if  any,  of  (a)  the
Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

         Excess Special Hazard Loss:  Special Hazard Losses in excess of the Special Hazard Amount.

         Excess Subordinate Principal Amount:  Not applicable.

         Expense Fee Rate:  With respect to any Mortgage  Loan as of any date of  determination,  the sum of the Servicing Fee Rate and the rate per annum at which the Subservicing Fee accrues.

         Fraud Loss Amount:  With respect to the Group II  Certificates,  as of any date of  determination  after the Cut-off  Date, an amount  equal to:  (X) prior to the first  anniversary  of the  Cut-off  Date an  amount  equal to 3.00% of the  aggregate  outstanding principal  balance of all of the  Mortgage  Loans in Loan Group II as of the Cut-off  Date minus the  aggregate  amount of Fraud Losses allocated  solely to one or more specific  Classes of Certificates in accordance with Section 4.05 of this Series  Supplement since the
Cut-off Date up to such date of determination,  (Y) from the first to, but not including,  the second  anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent  anniversary  of the Cut-off Date and (b) 2.00% of the aggregate  outstanding  principal  balance of all of the Mortgage  Loans in Loan Group II as of the most recent  anniversary of the
Cut-off Date minus (2) the  aggregate  amount of Fraud Losses  allocated  solely to one or more  specific  Classes of  Certificates  in accordance with Section 4.05 since the most recent  anniversary of the Cut-off Date up to such date of determination,  and (Z) from the second to, but not  including,  the fifth  anniversary  of the Cut-off  Date,  an amount  equal to (1) the lesser of (a) the Fraud Loss
Amount as of the most recent  anniversary of the Cut-off Date and (b) 1.00% of the aggregate  outstanding  principal  balance of all of the  Mortgage  Loans in Loan Group II as of the most recent  anniversary  of the Cut-off Date minus (2) the  aggregate  amount of Fraud
Losses  allocated  solely to one or more  specific  Classes of  Certificates  in  accordance  with  Section  4.05 since the most recent anniversary  of the Cut-off Date up to such date of  determination.  On and after the fifth  anniversary of the Cut-off Date, the Fraud
Loss Amount shall be zero.

         The Fraud  Loss  Amount  may be  further  reduced by the  Master  Servicer  (including  accelerating  the manner in which such coverage is reduced)  provided that prior to any such reduction,  the Master Servicer shall (i) obtain written  confirmation  from each
Rating Agency that such reduction  shall not reduce the rating  assigned to any Class of  Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency and (ii)
provide a copy of such written confirmation to the Trustee.

         Fraud  Losses:  Realized  Losses on  Mortgage  Loans in Loan Group II as to which there was fraud in the  origination  of such
Mortgage Loan.

         Gross Margin:  With respect to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated
on the Mortgage Loan Schedule  attached hereto as the “NOTE MARGIN,” which  percentage is added to the related Index on each Adjustment
Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and
the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Group I Interest  Distribution  Amount:  For any  Distribution  Date, the aggregate of the amounts payable pursuant to Section
4.02(c)(I)(i)(A).

         Group I Certificates: The Class I-A, Class I-M, Class I-SB, Class I-P and Class I-R Certificates.

         Group I Cut-off Date Balance:  $89,520,806.

         Group I Loans:  The Mortgage Loans designated as Group I Loans in Exhibit 1.

         Group II Certificates: The Class II-A, Class II-M, Class II-B, Class II-P-1 and Class II-R-I Certificates.

         Group II Loans:  The Mortgage Loans designated as Group II Loans in Exhibit 1.

         Group I Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of (a) the excess of (x) Available
Distribution Amount with respect to Loan Group I over (y) the Group I Interest Distribution Amount and (b) the sum of:

         (i)      the  principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each
Outstanding Mortgage Loan in Loan Group I;

         (ii)     the Stated Principal  Balance of any Mortgage Loan in Loan Group I repurchased  during the related  Prepayment Period
(or deemed to have been so  repurchased  in  accordance  with Section  3.07(b))  pursuant to Section 2.02,  2.03,  2.04 or 4.07 and the amount of any shortfall  deposited in the Custodial  Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
Section 2.03 or 2.04 during the prior calendar month;

         (iii)    the principal portion of all other unscheduled collections,  other than Subsequent Recoveries,  on the Mortgage Loans in Loan  Group I  received  (or  deemed  to have  been so  received)  during  the prior  calendar  month  or, in the case of  Principal
Prepayments  in Full,  during  the  related  Prepayment  Period,  including,  without  limitation,  Curtailments,  Insurance  Proceeds,
Liquidation Proceeds, REO Proceeds and Principal  Prepayments,  to the extent applied by the Master Servicer as recoveries of principal pursuant to Section 3.14;

         (iv)     the lesser of  (1) Subsequent  Recoveries from Group I Loans for such Distribution Date and (2) the principal portion of any Realized Losses allocated to any Class of Group I Certificates on a prior Distribution Date and remaining unpaid;

         (v)      the lesser of (1) the Excess Cash Flow for such  Distribution Date (to the extent not used pursuant to clause (iv) of this  definition on such  Distribution  Date) and (2) the  principal  portion of any Realized  Losses  incurred (or deemed to have been incurred) on any Mortgage  Loans in Loan Group I in the calendar  month  preceding  such  Distribution  Date that are  allocated to any
Class of Certificates to the extent covered by Excess Cash Flow and Net Swap Payments; and

         (vi)     the lesser of (a) the Excess Cash Flow for such  Distribution  Date,  to the extent not used pursuant to clauses (iv)
and (v) of this  definition  on such  Distribution  Date,  and (b) the  amount of any  Overcollateralization  Increase  Amount for such
Distribution Date;

         minus

         (vii)    (A) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (B) the amount of any
Capitalization Reimbursement Amount for such Distribution Date.

         Group I  Principal  Remittance  Amount:  With  respect to any  Distribution  Date and the Group I  Certificates,  all  amounts described in clauses (b)(i) through (iii) of the definition of Group I Principal Distribution Amount for that Distribution Date.

         Group I  Subordination  Percentage:  With  respect to each class of Class I-A  Certificates  and Class I-M  Certificates,  the
respective approximate percentage set forth in the table below:

          Class                  Percentage
           I-A                     87.10%
          I-M-1                    90.40%
          I-M-2                    92.10%
          I-M-3                    93.40%
          I-M-4                    94.20%
          I-M-5                    94.90%
          I-M-6                    95.60%
          I-M-7                    96.30%
          I-M-8                    97.00%
          I-M-9                    98.00%

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         Group II Senior Accelerated Distribution  Percentage:  With respect to any Distribution Date occurring on or prior to the 84th
Distribution  Date and, with respect to Loan Group II, 100%.  With respect to any  Distribution  Date  thereafter and Loan Group II, as follows:

                  (i)      for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the Group II Senior Percentage for such Distribution Date plus 70% of the Group II Subordinate Percentage for such
         Distribution Date;

                  (ii)     for any Distribution Date after the 96th Distribution Date but on or prior to the 108th  Distribution  Date, the  Group II  Senior  Percentage  for such  Distribution  Date  plus 60% of the  Group  II  Subordinate  Percentage  for such
         Distribution Date;

                  (iii)    for any Distribution Date after the 108th  Distribution Date but on or prior to the 120th Distribution Date, the  Group II  Senior  Percentage  for such  Distribution  Date  plus 40% of the  Group  II  Subordinate  Percentage  for such
         Distribution Date;

                  (iv)     for any Distribution Date after the 120th  Distribution Date but on or prior to the 132nd Distribution Date, the  Group II  Senior  Percentage  for such  Distribution  Date  plus 20% of the  Group  II  Subordinate  Percentage  for such
         Distribution Date; and

                  (v)      for any Distribution Date thereafter, the Group II Senior Percentage for such Distribution Date.

         Any scheduled reduction, as described in the preceding paragraph, shall not be made as of any Distribution Date unless:

                  the  outstanding  principal  balance of the Mortgage  Loans in Loan Group II  delinquent  60 days or more  (including
                  Mortgage  Loans in Loan Group II which are in  foreclosure,  have been  foreclosed or otherwise  liquidated,  or with respect to which the  Mortgagor  is in  bankruptcy  and any REO  Property)  averaged  over the last six months,  as a percentage of the aggregate  outstanding  Certificate Principal Balance of the Class II-M Certificates and Class II-B
                  Certificates, is less than 50% and

                                    Realized  Losses on the  Mortgage  Loans in Loan Group II to date for such  Distribution  Date,  if occurring during the eighth, ninth, tenth, eleventh or twelfth year, or any year thereafter,  after the Closing Date, are less than 30%, 35%, 40%, 45% or 50%,  respectively,  of the sum of the Initial Certificate  Principal Balances of
                  the Class II-M Certificates and Class II-B Certificates.

         Notwithstanding  the  foregoing,  if (a) the Group II  Subordinate  Percentage  is equal to or in excess of twice the  initial
Group II Subordinate  Percentage,  (b) the outstanding  principal  balance of the Mortgage Loans in Loan Group II delinquent 60 days or more  (including  Mortgage  Loans in laon Goup II which are in  foreclosure,  have been  foreclosed  or otherwise  liquidated,  or with respect to which the  Mortgagor is in  bankruptcy  and any REO  Property)  averaged  over the last six months,  as a percentage  of the aggregate  outstanding  Certificate  Principal Balance of the Class II-M Certificates and Class II-B Certificates,  does not exceed 50%
and (c)(i) prior to the  Distribution  Date in July 2009,  cumulative  Realized  Losses on the  Mortgage  Loans in Loan Group II do not
exceed 20% of the sum of the initial  Certificate  Principal Balances of the Class II-M Certificates and Class II-B  Certificates,  and
(ii)  thereafter,  cumulative  Realized  Losses on the  Mortgage  Loans in Loan Group II do not  exceed  30% of the sum of the  initial
Certificate  Principal Balances of the Class II-M Certificates and Class II-B Certificates,  then (A) on any Distribution Date prior to the Distribution Date in July 2009, the Group II Senior Accelerated  Distribution  Percentage for such Distribution Date will equal the
Group II Senior Percentage for that Distribution Date plus 50% of the Group II Subordinate  Percentage for such Distribution  Date, and
(B) on any Distribution Date on or after the Distribution Date in July 2009, the Group II Senior  Accelerated  Distribution  Percentage
for that Distribution Date will equal the Group II Senior Percentage for that Distribution Date.

         Notwithstanding the foregoing,  upon reduction of the Certificate  Principal Balances of the Class II-A Certificates and Class
II-R-I Certifcates to zero, the Group II  Senior Accelerated Distribution Percentage will equal 0%.

         Group II Senior Certificates: The Class II-A Certificates and the Class II-R-1 Certificates.

         Group II Senior Percentage:  As of each Distribution Date, the lesser of 100% and a fraction,  expressed as a percentage,  the numerator of which is the aggregate Certificate  Principal Balance of the Group II Certificates  immediately prior to such Distribution
Date and the denominator of which is the aggregate  Stated  Principal  Balance of all of the Mortgage Loans (or related REO Properties)
in Loan Group II immediately prior to such Distribution Date.

         Group II Senior Principal  Distribution  Amount:  As to any Distribution  Date, the lesser of (a) the balance of the Available
Distribution  Amount  related to Loan Group II remaining  after the  distribution  therefrom of all amounts  required to be distributed therefrom pursuant to Section  4.02(c)(II)(A)(i)  of this Series Supplement,  and (b) the sum of the amounts required to be distributed therefrom  to the  Group  II  Certificateholders  on  such  Distribution  Date  pursuant  to  Section  4.02(c)(II)(A)(ii)  and  Section
4.02(c)(II)(A)(xvi).

         Group II Subordinate Certificates: The Class II-M Certificates and the Class II-B Certificates.

         Group II Subordinate  Percentage:  With respect to Loan Group II and as of any date of  determination,  a percentage  equal to
100% minus the Group II Senior Percentage as of that date.

         Group II Subordinate  Principal  Distribution  Amount:  With respect to any Distribution Date and Loan Group II and each Class of Group II  Subordinate  Certificates,  (a) the sum of (i) the product of (x) the Class’s  pro rata  share,  based on the  Certificate
Principal  Balance of each such Class then  outstanding,  and (y) the aggregate of the amounts  calculated for such  Distribution  Date under  clauses (1), (2) and (3) of Section  4.02(c)(II)(A)(ii)(a)  of this Series  Supplement  (without  giving  effect to the Group II
Senior  Percentage)  to the extent not payable to the Group II Senior  Certificates;  (ii) such  Class’s  pro rata share,  based on the
Certificate  Principal  Balance of each Class of Group II  Subordinate  Certificates  then  outstanding,  of the principal  collections described in Section  4.02(c)(II)(A)(ii)(b)(ii)  of this Series  Supplement  (without giving effect to the Group II Senior  Accelerated
Distribution  Percentage) to the extent such collections are not otherwise  distributed to the Group II Senior Certificates;  (iii) the product of (x) the  Prepayment  Distribution  Percentage  and (y) the  aggregate of all Principal  Prepayments  in Full received in the related  Prepayment  Period and  Curtailments on the Group II Loans received in the preceding  calendar month to the extent not payable to the Group II Senior  Certificates;  and (iv) any amounts  described in clauses (i),  (ii) and (iii) as  determined  for any previous
Distribution  Date, that remain  undistributed  to the extent that such amounts are not attributable to Realized Losses which have been allocated  to a Class of Group II  Subordinate  Certificates;  minus  (b) the  related  Capitalization  Reimbursement  Amount  for such
Distribution  Date,  multiplied by a fraction,  the numerator of which is the Group II Subordinate  Principal  Distribution  Amount for
such Class of Group II Subordinate  Certificates,  without giving effect to this clause (b), and the denominator of which is the sum of the  principal  distribution  amounts for all related  Classes of Group II  Certificates,  in each case to the extent  derived from the related Available Distribution Amount without giving effect to any reductions for the Capitalization Reimbursement Amount.

         Initial Monthly Payment Fund: $0 representing  scheduled principal  amortization and interest at the Net Mortgage Rate payable during the July 2006 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

         Initial  Subordinate Class  Percentage:  With respect to each Class of Group II Subordinate  Certificates,  an amount which is equal to the  initial  aggregate  Certificate  Principal  Balance of such  Class of Group II  Subordinate  Certificates  divided by the aggregate Stated Principal Balance of all the Mortgage Loans in Loan Group II as of the Cut-off Date as follows:

        Class II-M-1:  0.27%               Class II-B-1:  0.10%
        Class II-M-2:  0.27%               Class II-B-2:  0.07%
        Class II-M-3:  0.09%               Class II-B-3:  0.05%

         Interest  Accrual  Period:  (i) With respect to the Group I Certificates  and the  Distribution  Date in July 2006, the period commencing on the Closing Date and ending on the day  immediately  preceding the  Distribution  Date in July 2006,  and with respect to the  Group I  Certificates  and any  Distribution  Date  after  the  Distribution  Date in July  2006,  the  period  commencing  on the
Distribution  Date in the  month  immediately  preceding  the  month in which  such  Distribution  Date  occurs  and  ending on the day immediately  preceding such  Distribution  Date. With respect to the Group II  Certificates,  the calendar month preceding the month in which the Distribution Date occurs.

         Interest Only Certificates:  None.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the  placeCityLondon  interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR  Business  Day:  Any  day  other  than  (i) a  Saturday  or  Sunday  or  (ii) a day on  which  banking  institutions  in
placeCityLondon, country-regionEngland are required or authorized to by law to be closed.

         LIBOR Certificates:  The Class I-A Certificates and Class I-M Certificates.

         LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR Business Day immediately  preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds:  As defined in the Standard Terms but excluding Subsequent Recoveries.

         Loan Group:  Loan Group I or Loan Group II.

         Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

         Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

         Margin: The Class I-A-1 Margin,  Class I-A-2 Margin,  Class I-A-3 Margin,  Class I-M-1 Margin, Class I-M-2 Margin, Class I-M-3
Margin,  Class I-M-4 Margin,  Class I-M-5 Margin,  Class I-M-6 Margin, Class I-M-7 Margin, Class I-M-8 Margin or Class I-M-9 Margin, as
applicable.

         Marker Rate: With respect to the Class I-SB  Certificates or REMIC III  Regular Interest  I-SB-IO and any  Distribution  Date,
in relation to the REMIC II  Regular  Interests LT1, LT2, LT3, and LT4, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interest LT2 and REMIC II Regular Interest LT3.

         Maturity  Date:  July 25, 2036,  the  Distribution  Date in the month of the latest  scheduled  maturity  date of any Mortgage
Loan.

         Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the per annum rate  indicated in Mortgage Loan  Schedule  hereto  attached hereto as the “NOTE CEILING,”  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net  Mortgage  Rate:  As to any  Mortgage  Loan and any date of  determination,  the Maximum  Mortgage  Rate minus the
Expense Fee Rate.

         Mortgage:  With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative  Loan, the mortgage,  deed of trust or other  comparable  instrument  creating a first  lien on an estate in fee simple or  leasehold  interest  in real  property securing a Mortgage  Note.  With  respect to each  Obligation  to Pay  related to a Sharia  Mortgage  Loan,  the Sharia  Mortgage  Loan
Security Instrument.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans  attached  hereto as Exhibit 1 ( and as amended from time to time to reflect the addition of Qualified  Substitute  Mortgage Loans),  which list or lists shall set forth the following  information as to each Mortgage Loan:

         (i)      the Mortgage Loan identifying number (“RFC LOAN #”);

         (ii)     the maturity of the Mortgage Note (“MATURITY DATE”);

         (iii)    the Mortgage Rate as of origination (“ORIG RATE”);

         (iv)     the Mortgage Rate as of the Cut-off Date (“CURR RATE”);

         (v)      the Net Mortgage Rate as of the Cut-off Date (“CURR NET”);

         (vi)     the  scheduled  monthly  payment of  principal,  if any,  and  interest as of the Cut-off  Date  (“ORIGINAL P & I” or
“CURRENT P & I”);

         (vii)    the Cut-off Date Principal Balance (“PRINCIPAL BAL”);

         (viii)   the Maximum Mortgage Rate (“NOTE CEILING”);

         (ix)     the maximum Net Mortgage Rate (“NET CEILING”);

         (x)      the Note Margin (“NOTE MARGIN”);

         (xi)     the Note Margin (“NOTE MARGIN”);

         (xii)    the Periodic Cap (“PERIODIC DECR” or “PERIODIC INCR”);

         (xiii)   the rounding of the semi-annual or annual adjustment to the Mortgage Rate (“NOTE METHOD”);

         (xiv)    the Loan-to-Value Ratio at origination (“LTV”);

         (xv)     the rate at which the  Subservicing  Fee accrues  (“SUBSERV  FEE”) and at which the Servicing Fee accrues (“MSTR SERV
FEE”);

         (xvi)    a code “T,” “BT” or “CT” under the column “LN FEATURE,”  indicating  that the Mortgage Loan is secured by a second or vacation residence; and

         (xvii)   a code “N” under the column  “OCCP  CODE,”  indicating  that the  Mortgage  Loan is secured by a  non-owner  occupied residence.

         Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage  Loans:  Such of the mortgage loans,  including any Sharia  Mortgage  Loans,  transferred and assigned to the Trustee pursuant  to  Section  2.01 as from  time to time are  held or  deemed  to be held as a part of the  Trust  Fund,  the  Mortgage  Loans originally so held being  identified in the initial  Mortgage Loan  Schedule,  and Qualified  Substitute  Mortgage Loans held or deemed held as part of the Trust Fund including,  without  limitation,  (i) with respect to each Cooperative  Loan, the related Mortgage Note,
Security  Agreement,  Assignment of Proprietary  Lease,  Cooperative  Stock  Certificate,  Cooperative  Lease and Mortgage File and all
rights  appertaining  thereto,  (ii) with respect to each Sharia  Mortgage Loan, the related  Obligation to Pay,  Sharia  Mortgage Loan
Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership  Agreement,  Assignment  Agreement and Amendment of Security  Instrument and
Mortgage File and all rights  appertaining  thereto and (iii) with respect to each  Mortgage  Loan other than a  Cooperative  Loan or a
Sharia Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Note:  The originally  executed note or other evidence of  indebtedness  evidencing the  indebtedness  of a Mortgagor under a Mortgage Loan,  together with any modification  thereto.  With respect to each Sharia Mortgage Loan, the related  Obligation to
Pay.

         Mortgage Rate:  With respect to any Mortgage Loan, the interest rate borne by the related  Mortgage Note, or any  modification thereto other than a Servicing  Modification.  As to any Sharia Mortage Loan, the profit factor described in the related  Obligation to
Pay, or any  modification  thereto  other than a Servicing  Modification.  The Mortgage  Rate on each Mortgage Loan will adjust on each
Adjustment  Date to equal the sum  (rounded  to the  nearest  multiple  of one  eighth of one  percent  (0.125%)  or up to the  nearest one-eighth  of one percent,  which are  indicated  by a “U” on the Mortgage  Loan  Schedule,  except in the case of the Mortgage  Loans indicated by an “X” on the Mortgage  Loan  Schedule  under the heading “NOTE  METHOD”),  of the related Index plus the Note Margin,  in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Mortgagor:  The obligor on a Mortgage Note, or with respect to a Sharia Mortgage Loan, the consumer on an Obligation to Pay.

         Net  Mortgage  Rate:  With  respect  to any  Mortgage  Loan as of any date of  determination,  a per annum  rate  equal to the
Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the
Swap Agreement by either the Swap  Counterparty or the Trustee,  on behalf of the Trust,  which net payment shall not take into account any Swap Termination Payment.

         Net WAC Cap Rate: With respect to any  Distribution  Date and the Class I-A  Certificates  and Class I-M  Certificates,  a per
annum rate equal to (i) the  product of (a) the  weighted  average of the Net  Mortgage  Rates (or, if  applicable,  the  Modified  Net
Mortgage  Rates) on the Group I Loans using the Net Mortgage  Rates in effect for the Monthly  Payments due on the Group I Loans during the related Due Period,  weighted on the basis of the respective  Stated  Principal  Balances thereof for such  Distribution  Date, and
(b) a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest  Accrual
Period minus  (ii) the  product of (a) a  fraction  expressed  as a  percentage,  the  numerator of which is the amount of any Net Swap
Payments  or  Swap  Termination  Payment  not  due to a Swap  Counterparty  Trigger  Event  owed to the  Swap  Counterparty  as of such
Distribution  Date and the denominator of which is the aggregate  Stated Principal  Balance of the Group I Loans for such  Distribution
Date,  and (b) a  fraction  expressed as  percentage,  the numerator of which is 360 and the  denominator of which is the actual number of days in the related Interest Accrual Period.

         With respect to any  Distribution  Date and the Group II  Certificates,  a per annum rate equal to the weighted average of the
Net Mortgage Rates of the Group II Loans weighted on the basis of the respective  Stated  Principal  Balance of each such Group II Loan as of the  beginning  of the  related  Due Period,  using the Net  Mortgage  Rates in effect for the  scheduled  payments  due on those
Mortgage Loans during such Due Period.

         Note Margin:  With respect to each Mortgage  Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated
in Exhibit 1 hereto as the “NOTE  MARGIN,”  which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum Mortgage Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Notional Amount:  With respect to the Class I-SB Certificates or the REMIC III Regular Interest I-SB-IO,  immediately prior to any Distribution Date is equal to the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

         Obligation to Pay: The originally  executed  obligation to pay or similar agreement  evidencing the obligation of the consumer under a Sharia Mortgage Loan, together with any modification thereto.

         Offered Certificates:  The Class I-A Certificates and the Class I-M Certificates.

         Optional  Termination  Date: Any  Distribution  Date on or after which the aggregate  Stated  Principal  Balance (after giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the  excess,  if any, of (a) the  aggregate  Stated
Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over
(b) the aggregate  Certificate  Principal  Balance of the Class I-A, Class I-M, Class I-P and Class I-R Certificates  immediately prior to such date.

         Overcollateralization Floor: An amount equal to the product of 0.50% and the Group I Cut-off Date Balance.

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess Cash Flow for that
Distribution  Date (to the extent not used to cover the amounts  described in clauses (b)(iv),  (v) and (vi) of the definition of Group
I Principal Distribution Amount as of such Distribution Date) and (b) the excess of (1) the Required  Overcollateralization  Amount for
such Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the Excess  Overcollateralization
Amount  is,  after  taking  into  account  all other  distributions  to be made on such  Distribution  Date,  greater  than  zero,  the
Overcollateralization  Reduction  Amount  shall be  equal  to the  lesser  of  (i) the  Excess  Overcollateralization  Amount  for that
Distribution Date and (ii) the Group I Principal Remittance Amount on such Distribution Date.

         Pass-Through  Rate:  With  respect to the Class of Class I-A  Certificates  and Class I-M  Certificates  and any  Distribution
Date, a per annum rate equal to the lesser of (i) LIBOR plus the related Margin and (ii) the related Net WAC Cap Rate.

         With respect to the Class I-SB  Certificates  and any  Distribution  Date or REMIC III Regular  Interest  I-SB-IO,  a rate per annum equal to the  percentage  equivalent  of a fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through (iii) below,  and the denominator of which is the aggregate  principal  balance of the REMIC II Regular  Interests.
For  purposes of  calculating  the  Pass-Through  Rate for the Class I-SB  Certificates  or REMIC III  Regular  Interest  I-SB-IO,  the
numerator is equal to the sum of the following components:

         (i)      the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT1;

         (ii)     the  Uncertificated  Pass-Through Rate for REMIC II Regular Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2; and

         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT4 minus twice the Marker Rate,  applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4.

         With respect to the Class II-A, Class II-M, Class II-B and Class II-R-I Certificates, the related Net WAC Cap Rate.

         Periodic  Cap:  With respect to each  Mortgage  Loan,  the  periodic  rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment Date (other than the initial  Adjustment  Date) pursuant to the terms of the related  Mortgage
Note.

         Prepayment  Assumption:  The  prepayment  assumption to be used for  determining  the accrual of original  issue  discount and premium and market  discount on the  Certificates  for federal income tax purposes,  which,  with respect to the Group I  Certificates, assumes a constant  prepayment rate of 30% per annum of the then outstanding  principal  balance of the Group I Loans, and with respect to the Group II  Certificates,  assumes a constant  prepayment rate of 25% per annum of the then outstanding  principal  balance of the
Group II Loans.

         Prepayment  Charge:  With respect to any Mortgage Loan, the charges or premiums,  if any,  received in connection  with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment  Charge Loan: Any Mortgage Loan for which a Prepayment  Charge may be assessed and to which such Prepayment  Charge the Class I-P Certificates or Class II-P Certificates, as applicable, are entitled, as indicated on the Mortgage Loan Schedule.

         Prepayment  Distribution  Percentage:  With  respect  to any  Distribution  Date  and  each  Class  of  Group  II  Subordinate
Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

                  For any Distribution Date prior to the Distribution Date in July 2013 (unless the Certificate  Principal  Balances of the Group II Senior  Certificates  have been  reduced to zero or the  circumstances  set forth in the third  paragraph  of the definition of Group II Senior Accelerated Distribution Percentage exist), 0%.

                           For any  Distribution  Date for which  clause (i) above  does not apply,  and on which any Class of Group II
         Subordinate Certificates is outstanding:

                           in the case of the Class of Group II Subordinate  Certificates  then  outstanding  with the Highest Priority and each other Class of Group II Subordinate  Certificates for which the related Prepayment  Distribution Trigger has been satisfied,  a fraction,  expressed as a percentage,  the numerator of which is the Certificate Principal Balance of such Class  immediately  prior to such date and the denominator of which is the sum of the  Certificate  Principal
                  Balances  immediately prior to such date of (1) the Class of Group II Subordinate  Certificates then outstanding with the  Highest  Priority  and (2) all other  Classes  of Group II  Subordinate  Certificates  for which the  respective
                  Prepayment Distribution Triggers have been satisfied; and

                                    in the case of each  other  Class of Group II  Subordinate  Certificates  for which the  Prepayment
                  Distribution Triggers have not been satisfied, 0%; and

         Notwithstanding  the foregoing,  if the  application  of the foregoing  percentages  on any  Distribution  Date as provided in
Section 4.02 of this Series Supplement  (determined without regard to the proviso to the definition of “Group II Subordinate  Principal
Distribution  Amount”)  would  result in a  distribution  in respect  of  principal  of any Class or  Classes  of Group II  Subordinate
Certificates  in an amount greater than the remaining  Certificate  Principal  Balance  thereof (any such class,  a “Maturing  Class”), then: (a) the  Prepayment  Distribution  Percentage of each Maturing Class shall be reduced to a level that,  when applied as described above,  would exactly reduce the Certificate  Principal  Balance of such Class to zero; (b) the Prepayment  Distribution  Percentage of each other Class of Group II Subordinate  Certificates  (any such Class, a  “Non-Maturing  Class”) shall be  recalculated in accordance with the provisions in paragraph (ii) above,  as if the Certificate  Principal  Balance of each Maturing Class had been reduced to zero
(such  percentage  as  recalculated,  the  “Recalculated  Percentage”);  (c) the  total  amount  of the  reductions  in the  Prepayment
Distribution  Percentages  of the  Maturing  Class or  Classes  pursuant  to clause (a) of this  sentence,  expressed  as an  aggregate percentage,  shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated  Percentages (the portion of such  aggregate  reduction  so allocated to any  Non-Maturing  Class,  the  “Adjustment  Percentage”);  and (d) for purposes of such
Distribution  Date, the Prepayment  Distribution  Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment
Distribution  Percentage thereof,  calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal
Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Principal Only Certificates:  None.

         Record  Date:  With  respect  to each  Distribution  Date and (a) with  respect  to the Class I-A  Certificates  and Class I-M
Certificates,  the  Business Day  immediately  prior to such  Distribution  Date,  and (b) with respect to the Class II-A,  Class II-M,
Class I-SB,  Class P and Class R Certificates,  the close of business on the last Business Day of the month  immediately  preceding the month in which the related Distribution Date occurs.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans  resulting  from the Relief Act or similar  legislation or regulations.

         REMIC I:  The segregated  pool of assets  (exclusive of the Swap Account,  the Swap  Agreement and the SB-AM Swap  Agreement),
with respect to which a REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans in Loan Group I and the related Mortgage Files;

                  (ii)     all payments  and  collections  in respect of the Mortgage  Loans in Loan Group I due after the Cut-off Date
(other  than  Monthly  Payments  due in the month of the  Cut-off  Date) as shall be on  deposit  in the  Custodial  Account  or in the
Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage  Loan in Loan Group I and which has been acquired for the benefit of the
Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the hazard insurance policies and Primary Insurance Policies  pertaining to the Mortgage Loans in Loan Group
I, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I  Available  Distribution  Amount:  The Available  Distribution  Amount for Loan Group I increased by the amount of any
Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount:  For any Distribution  Date, the REMIC I Available  Distribution  Amount shall be distributed to
REMIC II in respect of the REMIC I Regular Interests and the Class I-R-I Certificates in the following amounts and priority:

                  (a)      to REMIC I Regular Interest A-I and REMIC I Regular  Interest I-1-A  through I-60-B,  pro rata, in an amount equal to (A)  Uncertificated  Accrued  Interest for such REMIC I  Regular  Interests for such  Distribution  Date, plus (B) any amounts payable in respect thereof remaining unpaid from previous Distribution Dates; and

                  (b)      to the extent of amounts  remaining after the distributions  made pursuant to clause (a) above,  payments of principal shall be allocated as follows:  first, to REMIC I Regular  Interests I-1-A through I-60-B starting with the lowest  numerical denomination  until the Uncertificated  Principal Balance of each such REMIC I Regular Interest is reduced to zero,  provided that, for
REMIC I  Regular  Interests with the same numerical  denomination,  such payments of principal shall be allocated pro rata between such
REMIC I Regular  Interests and second,  to the extent of any  Overcollateralization  Reduction  Amount to REMIC I Regular  Interest A-I
until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero.

         REMIC I Interests:  The REMIC I Regular Interests and the Class I-R-I Certificates.

         REMIC I Realized  Losses:  All Realized Losses on the Group I Loans shall be allocated  first, on each  Distribution  Date, to
REMIC I  Regular  Interest  A-I until such  REMIC I  Regular  Interest  has been  reduced to zero.  Second,  Realized  Losses  shall be allocated to REMIC I Regular Interest I-1-A through REMIC I Regular Interest  I-60-B,  starting with the lowest numerical  denomination until such REMIC I  Regular  Interest has been reduced to zero,  provided that, for REMIC I  Regular  Interests with the same numerical denomination, such Realized Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I Regular Interest.  Any of the separate  non-certificated  beneficial  ownership  interests in REMIC I issued hereunder and designated as a “regular  interest” in REMIC I.  Each REMIC I Regular Interest shall accrue interest at the related  Uncertificated
REMIC I  Pass-Through  Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an  aggregate  amount equal to its initial  Uncertificated  Principal  Balance as set forth in the  Preliminary
Statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Regular  Interest  A-I: A regular  interest  in  REMIC I  that is held as an asset of  REMIC II,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II:  The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Available  Distribution  Amount:  For any Distribution Date, the amount distributed from REMIC I to REMIC II on such
Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II  Distribution  Amount: For any Distribution Date, the REMIC II Available  Distribution Amount shall be distributed to
REMIC III in respect of the REMIC II Regular Interests and the Class I-R-II Certificates in the following amounts and priority:

                  (a)      to REMIC II  Regular  Interest LT-IO,  in an amount equal to (i)  Uncertificated  Accrued  Interest for such
REMIC II  Regular  Interest  for such  Distribution  Date,  plus (ii) any amounts in respect  thereof  remaining  unpaid from  previous
Distribution Dates;

                  (b)      to the extent of amounts  remaining after the  distributions  made pursuant to clause (a) above, to REMIC II
Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro  rata,  in an amount  equal to (i) their  Uncertificated  Accrued  Interest  for such
Distribution Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                  (c)      to the extent of amounts remaining after the distributions made pursuant to clauses (a) and (b) above:

                                            (i)      to  REMIC II  Regular  Interests  LT2,  LT3 and LT4,  their  respective  Principal
                           Distribution Amounts;

                                            (ii)     to  REMIC II  Regular   Interest  LT1  any  remainder  until  the   Uncertificated
                           Principal Balance thereof is reduced to zero;

                                            (iii)    any remainder to REMIC II  Regular  Interests LT2, LT3 and LT4, pro rata according to their respective  Uncertificated  Principal Balances as reduced by the distributions deemed made pursuant to (i) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                  (d)      to the extent of amounts remaining after the distributions made pursuant to clauses (a) through (c) above:

                                            (i)      first,  to each of the  REMIC II  Regular  Interests,  pro rata  according  to the amount of unreimbursed  Realized Losses  allocable to principal  previously  allocated to each such REMIC II
                           Regular  Interest,  the aggregate  amount of any  distributions to the Certificates as reimbursement of such
                           Realized Losses on such Distribution Date pursuant to Section 4.02(c)(I)(i)(G);  provided, however, that any amounts distributed  pursuant to this paragraph (d)(i) of this definition of “REMIC II  Distribution Amount”
                           shall  not cause a  reduction  in the  Uncertificated  Principal  Balances  of any of the  REMIC II  Regular
                           Interests; and

                                            (ii)     second, to the Class I-R-II Certificates, any remaining amount.

         REMIC II Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted  average of (x) with respect to REMIC I Regular Interests ending with the designation “B,” the weighted average of the Uncertificated  REMIC I  Pass-Through
Rates for such REMIC I  Regular  Interests,  weighted on the basis of the  Uncertificated  Principal  Balance of such  REMIC I  Regular
Interests for each such Distribution  Date, (y) with respect to REMIC I Regular Interest A-I, the Uncertificated  REMIC I  Pass-Through
Rate for such REMIC I Regular  Interest,  and (z) with respect to REMIC I Regular  Interests  ending with the designation “A,” for each
Distribution  Date listed below,  the weighted  average of the rates listed below for each such REMIC I Regular  Interest listed below, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest for each such Distribution Date:

Distribution Date     REMIC I Regular Interest                                   Rate
        1          I-1-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-2-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
        3          I-3-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
        4          I-4-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
        5          I-5-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
        6          I-6-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
        7          I-7-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
        8          I-8-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
        9          I-9-A through I-60-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       10          I-10-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       11          I-11-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       12          I-12-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       13          I-13-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       14          I-14-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       15          I-15-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       16          I-16-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       17          I-17-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       18          I-18-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       19          I-19-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       20          I-20-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       21          I-21-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       22          I-22-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       23          I-23-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       24          I-24-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       25          I-25-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       26          I-26-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       27          I-27-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       28          I-28-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       29          I-29-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       30          I-30-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       31          I-31-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       32          I-32-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       33          I-33-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       34          I-34-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       35          I-35-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       36          I-36-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       37          I-37-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       38          I-38-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       39          I-39-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       40          I-40-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
       41          I-41-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate
       42          I-42-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate
       43          I-43-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate
       44          I-45-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate
       45          I-46-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate
       46          I-47-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate
       47          I-48-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate
       48          I-49-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate
       49          I-50-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-49-A             Uncertificated REMIC I Pass-Through Rate
       50          I-51-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-50-A             Uncertificated REMIC I Pass-Through Rate
       51          I-52-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-51-A             Uncertificated REMIC I Pass-Through Rate
       52          I-53-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-52-A             Uncertificated REMIC I Pass-Through Rate
       53          I-54-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-53-A             Uncertificated REMIC I Pass-Through Rate
       54          I-55-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-54-A             Uncertificated REMIC I Pass-Through Rate
       55          I-56-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-55-A             Uncertificated REMIC I Pass-Through Rate
       56          I-57-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-56-A             Uncertificated REMIC I Pass-Through Rate
       57          I-58-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-57-A             Uncertificated REMIC I Pass-Through Rate
       58          I-59-A through I-60-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-58-A             Uncertificated REMIC I Pass-Through Rate
       59          1-60-A                           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-59-A             Uncertificated REMIC I Pass-Through Rate
       60          1-60-A                           2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-59-A             Uncertificated REMIC I Pass-Through Rate
   Thereafter      I-1-A through I-60A              Uncertificated REMIC I Pass-Through Rate

---------------------------------------------------------------------------------------------------------------------------------------
         REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the  principal  balances  of the
REMIC II Regular Interests LT1, LT2, LT3 and LT4,  respectively will be reduced on such Distribution Date by the allocation of Realized
Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the principal balance of the REMIC II Regular Interest LT1 after distributions on the prior Distribution Date.

         Y2 =     the principal balance of the REMIC II Regular Interest LT2 after distributions on the prior Distribution Date.

         Y3 =     the principal balance of the REMIC II Regular Interest LT3 after distributions on the prior Distribution Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior  Distribution  Date
                  (note:  Y3 = Y4).

         ΔY1 =       the REMIC II Regular Interest LT1 Principal Reduction Amount.

         ΔY2 =       the REMIC II Regular Interest LT2 Principal Reduction Amount.

         ΔY3 =       the REMIC II Regular Interest LT3 Principal Reduction Amount.

         ΔY4 =       the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after  distributions  and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal balance of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 after  distributions and the allocation of Realized Losses to be made on such Distribution Date.

         ΔP =        P0 - P1 = the aggregate of the REMIC II Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

              =   the aggregate of the principal portions of Realized Losses to be allocated to, and the principal  distributions to be made on, the Group I Certificates on such Distribution  Date (including  distributions of accrued and unpaid interest on the Class I-SB Certificates for prior Distribution Dates).

         R0 =     the REMIC II Net WAC Rate (stated as a monthly rate) after giving effect to amounts  distributed  and Realized Losses allocated on the prior Distribution Date.

         R1 =     the REMIC II Net WAC Rate (stated as a monthly  rate) after giving effect to amounts to be  distributed  and Realized
                  Losses to be allocated on such Distribution Date.

         α =         (Y2 + Y3)/P0.  The  initial  value of α on the  Closing  Date for use on the first  Distribution  Date shall be 0.0001.

         γ0 =        the lesser of (A) the sum for all  Classes of Group I  Certificates  other than the Class I-SB  Certificates and Class IO Certificates of the product for each Class of (i) the monthly  interest rate (as limited by the REMIC II
                  Net WAC Rate, if applicable) for such Class  applicable for  distributions to be made on such  Distribution  Date and
                  (ii) the aggregate  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized
                  Losses on the prior Distribution Date and (B) R0*P0.

         γ1 =        the lesser of (A) the sum for all  Classes of Group I  Certificates  other than the Class I-SB  Certificates and Class IO Certificates of the product for each Class of (i) the monthly  interest rate (as limited by the REMIC II
                  Net WAC  Rate,  if  applicable)  for such  Class  applicable  for  distributions  to be made on the  next  succeeding
                  Distribution Date and (ii) the aggregate  Certificate  Principal  Balance for such Class after  distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
         ΔY1 = ΔP - ΔY2 - Y3 - Y4;
         ΔY2 = (α/2){(γ0R1 - γ1R0)/R0R1};
         ΔY3 = (αΔP - ΔY2; and
         ΔY4 = ΔY3.
if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:
         (1)      If ΔY2, as so determined, is negative, then
         ΔY2 = 0
         ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};
         ΔY4 = ΔY3; and
         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.
         (2)      If ΔY3, as so determined, is negative, then
         ΔY3 = 0;
         ΔY2 = α{γ0R1P1 - γ1R0P0}/{2R1R0P1 - γ1R0};
         ΔY4 = ΔY3; and
         ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

         REMIC II  Realized  Losses:  Realized  Losses on the Group I Loans shall be  allocated to the  REMIC II  Regular  Interests as follows.  The interest  portion of Realized Losses on the Group I Loans, if any, shall be allocated  among REMIC II  Regular  Interests
LT1,  LT2 and LT4,  pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in  reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount  allocated  pursuant to the preceding  sentence shall be treated as a principal portion of Realized  Losses not  attributable  to any specific  Group I Loan and allocated  pursuant to the succeeding  sentences.  The principal  portion of Realized  Losses with respect to Group I Loans shall be allocated to the REMIC II  Regular  Interests as follows:
first, to REMIC II Regular Interests LT2, LT3 and LT4, pro-rata according to their respective  REMIC II Principal  Reduction Amounts to the extent  thereof in  reduction  of the  Uncertificated  Principal  Balance of such  REMIC II  Regular  Interests  and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to REMIC II Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II  Regular  Interests:  REMIC II Regular  Interest LT1,  REMIC II Regular Interest LT2,  REMIC II Regular Interest LT3,
REMIC II Regular Interest LT4 and REMIC II Regular Interest LT-IO.

         REMIC II  Regular  Interest LT1: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT1 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT1 on such Distribution Date.

         REMIC II  Regular  Interest LT2: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT2 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT2 on such Distribution Date.

         REMIC II  Regular  Interest LT3: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT3 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT3 on such Distribution Date.

         REMIC II  Regular  Interest LT4: A regular  interest in REMIC II  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance, that bears interest at the related  Uncertificated  REMIC II
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution Date, the excess, if any, of the REMIC II
Regular Interest LT4 Principal  Reduction Amount for such  Distribution Date over the Realized Losses allocated to the REMIC II Regular
Interest LT4 on such Distribution Date.

         REMIC II  Regular  Interest LT-IO: A regular  interest in REMIC II that is held as an asset of REMIC III,  that has no initial principal  balance,  that bears  interest at the related  Uncertificated  REMIC II  Pass-Through  Rate on its  Uncertificated  Notional
Amount, and that has such other terms as are described herein.

         REMIC III:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with  respect to which a separate  REMIC  election  is to be made,  consisting  of the  REMIC II  Regular
Interests.

         REMIC III  Available  Distribution  Amount:  For any Distribution  Date, the amount  distributed from REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III  Distribution  Amount:  For any  Distribution  Date,  the REMIC III  Available  Distribution  Amount shall be deemed distributed to Class I-A, Class I-M and Class I-SB Certificates in respect of the portion of such Certificates  representing  ownership of  REMIC III Regular Interests and the Class I-R- III Certificates in the following amounts and priority:

         (i)      to the Class I-SB  Certificateholders  in respect of REMIC III  Regular  Interest IO, the amount  distributable  with respect to such  REMIC III  Regular  Interest as  described  in the  Preliminary  Statement,  being paid from and in  reduction  of the
REMIC III Available Distribution Amount for such Distribution Date;

         (ii)     to the Class I-A  Certificateholders,  the Accrued  Certificate  Interest payable on the Class I-A Certificates  with respect to such  Distribution  Date, plus any related amounts accrued  pursuant to this clause (i) but remaining  unpaid from any prior
Distribution Date, being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (iii)    to the Class I-M  Certificateholders,  from the amount, if any, of the Available  Distribution Amount remaining after the foregoing  distributions,  Accrued  Certificate  Interest payable on the Class I-M Certificates  with respect to such  Distribution
Date,  plus any  related  amounts  accrued  pursuant  to this  clause  (ii) but  remaining  unpaid  from any prior  Distribution  Date, sequentially,  to the Class I-M-1  Certificateholders,  Class I-M-2  Certificateholders,  Class I-M-3  Certificateholders,  Class I-M-4
Certificateholders,  Class I-M-5  Certificateholders,  Class I-M-6  Certificateholders,  Class  I-M-7  Certificateholders,  Class I-M-8
Certificateholders  and Class I-M-9  Certificateholders,  in that order,  being paid from and in reduction of the  REMIC III  Available
Distribution Amount for such Distribution Date;

         (iv)     the Principal  Distribution  Amount shall be distributed as follows, to be applied to reduce the principal balance of the  REMIC III  Regular  Interest  related  to the  applicable  Certificates  in each  case to the  extent of the  remaining  Principal
Distribution Amount:

                  (A)      first, the Class I-A Principal  Distribution Amount shall be distributed to the Class I-A Certificateholders as follows  (i)  47.1434557899%  of such  amount  shall be  distributed  to the Class  I-A-1  Certificates  until the  Certificate
     Principal  Balance  thereof has been reduced to zero,  and (ii)  52.8565442101%  of such amount shall be  distributed to the Class
     I-A-2 Certificates and Class I-A-3  Certificates,  on a pro rata basis in accordance with their respective  Certificate  Principal
     Balances,  until the Certificate  Principal Balances thereof have been reduced to zero;  provided,  however,  that if a Sequential
     Trigger is in effect,  such amount shall be distributed  first, to the Class I-A-2  Certificates  until the Certificate  Principal
     Balance thereof has been reduced to zero, and second,  to the Class I-A-3  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;

                  (B)      second, to the Class I-M-1  Certificateholders,  the Class I-M-1 Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-1 Certificates has been reduced to zero;

                  (C)      third, to the Class I-M-2  Certificateholders,  the Class I-M-2  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-2 Certificates has been reduced to zero;

                  (D)      fourth, to the Class I-M-3  Certificateholders,  the Class I-M-3 Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-3 Certificates has been reduced to zero;

                  (E)      fifth, to the Class I-M-4  Certificateholders,  the Class I-M-4  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-4 Certificates has been reduced to zero;

                  (F)      sixth, to the Class I-M-5  Certificateholders,  the Class I-M-5  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-5 Certificates has been reduced to zero;

                  (G)      seventh, to the Class I-M-6  Certificateholders,  the Class I-M-6 Principal  Distribution  Amount, until the
     Certificate Principal Balance of the Class I-M-6 Certificates has been reduced to zero;

                  (H)      eighth, to the Class I-M-7  Certificateholders,  the Class I-M-7 Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-7 Certificates has been reduced to zero;

                  (I)      ninth, to the Class I-M-8  Certificateholders,  the Class I-M-8  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-8 Certificates has been reduced to zero; and

                  (J)      tenth, to the Class I-M-9  Certificateholders,  the Class I-M-9  Principal  Distribution  Amount,  until the
     Certificate Principal Balance of the Class I-M-9 Certificates has been reduced to zero;

         (v)      to the Class  I-A  Certificateholders  and  Class I-M  Certificateholders,  the  amount  of any  Prepayment  Interest
Shortfalls  allocated  thereto for such  Distribution  Date,  on a pro rata basis based on  Prepayment  Interest  Shortfalls  allocated thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date;

         (vi)     to the Class  I-A  Certificateholders  and  Class I-M  Certificateholders,  the  amount  of any  Prepayment  Interest
Shortfalls  previously  allocated thereto remaining unpaid from prior  Distribution Dates together with interest thereon at the related
Pass Through Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

         (vii)    to the Class I-SB Certificates,  from the amount, if any, of the REMIC III  Available  Distribution  Amount remaining after the foregoing  distributions,  the sum of (I) Accrued Certificate Interest thereon, (II) the amount of any  Overcollateralization
Reduction Amount for such Distribution  Date and (III) for any Distribution Date after the Certificate  Principal Balance of each Class of Class I-A Certificates and Class I-M Certificates has been reduced to zero, the Overcollateralization Amount; and

         (viii)   to the Class I-R-III Certificateholders, the balance, if any, of the REMIC III Available  Distribution Amount.

         REMIC III  Regular  Interest  I-SB-PO:  A  separate  non-certificated  beneficial  ownership  interests  in  REMIC III  issued hereunder  and  designated  as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest  I-SB-PO  shall have no  entitlement  to interest,  and shall be entitled to distributions of principal  subject to the terms and conditions  hereof,  in aggregate amount equal to the initial Certificate Principal Balance of the Class I-SB Certificates as set forth in the Preliminary Statement hereto.

         REMIC III  Regular  Interest  I-SB-IO:  A  separate  non-certificated  beneficial  ownership  interests  in  REMIC III  issued hereunder  and  designated  as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest  I-SB-IO  shall have no  entitlement  to principal,  and shall be entitled to distributions of interest  subject to the terms and conditions  hereof,  in aggregate amount equal to the interest distributable with respect to the Class I-SB Certificates pursuant to the terms and conditions hereof.

         REMIC III Regular Interest IO: A separate  non-certificated  beneficial  ownership interests in REMIC III issued hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest IO shall have no entitlement  to principal,  and shall be entitled  to  distributions  of  interest  subject to the terms and  conditions  hereof,  in  aggregate  amount  equal to the  interest distributable with respect to REMIC II Regular Interest LT-IO.

         REMIC III Regular  Interests:  REMIC III Regular Interests  I-SB-IO,  I-SB-PO and IO, together with the Class I-A Certificates and Class I-M  Certificates  exclusive of their  respective  rights to receive the payment of Basis Risk  Shortfalls  and other amounts pursuant to the Swap Agreement and SB-AM Swap Agreement.

         REMIC IV: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans in Loan Group II and the related Mortgage Files;

                  (ii)     all payments and  collections  in respect of the Mortgage  Loans in Loan Group II due after the Cut-off Date
(other  than  Monthly  Payments  due in the month of the  Cut-off  Date) as shall be on  deposit  in the  Custodial  Account  or in the
Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage Loan in Loan Group II and which has been acquired for the benefit of the
Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the hazard insurance policies and Primary Insurance Policies  pertaining to the Mortgage Loans in Loan Group
II, if any; and

         (v)      all proceeds of clauses (i) through (iv) above.

         REMIC IV Regular Interests:  The Class II-A, Class II-M and Class II-B Certificates.

         Required  Overcollateralization  Amount:  With respect to any  Distribution  Date and the Class I-A Certificates and Class I-M
Certificates,  (i) prior to the Stepdown  Date,  an amount equal to 1.00% of the  aggregate  Stated  Principal  Balance of the Mortgage
Loans in Loan Group I as of the Cut-off Date,  and (ii) on or after the Stepdown  Date,  the greater of (i) an amount equal to 2.00% of the aggregate  outstanding  Stated Principal Balance of the Mortgage Loans in Loan Group I after giving effect to distributions made on that  Distribution  Date and (ii) the  Overcollateralization  Floor;  provided,  however,  that if a Trigger  Event is in  effect,  the
Required  Overcollateralization  Amount will be an amount  equal to the  Required  Overcollateralization  Amount  from the  immediately preceding  Distribution  Date;  provided,  further,  that the Required  Overcollateralization  Amount may be reduced so long as written confirmation  is obtained from each Rating Agency that the reduction will not reduce the rating  assigned to any class of  certificates by that Rating Agency below the lower of the then current  rating  assigned to those  certificates  by that Rating Agency or the rating assigned to those certificates as of the Closing Date by that Rating Agency.

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         SB-AM Swap  Agreement:  The interest rate swap agreement  between the Trustee,  on behalf of the Class I-A  Certificateholders and Class I-M  Certificateholders,  and the Trustee,  on behalf of the Class I-SB  Certificateholders,  evidenced  by the  confirmation attached hereto as Exhibit 5 and incorporated herein by reference.

         Senior  Enhancement  Percentage:  With respect to any  Distribution  Date, the percentage  obtained by dividing (x) the sum of
(i) the aggregate Certificate Principal Balance of the Class I-M Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the  distribution of the Principal  Distribution  Amount on such  Distribution  Date, by (y) the aggregated  Stated  Principal
Balance of the Mortgage Loans in Loan Group I after giving effect to distributions to be made on that Distribution Date.

         Senior Support Certificates: Any of the Class II-A-2 Certificates.

         Sequential  Trigger  Event:  With  respect  to the Group I  Certificates,  a  Sequential  Trigger  Event is in effect (a) with respect to any  Distribution  Date occurring before July 2008, if the aggregate amount of Realized Losses on the Mortgage Loans in Loan
Group I incurred  since the  Cut-off  Date  through the last day of the  related  Prepayment  Period  divided by the  aggregate  Stated
Principal  Balance as of the Cut-off Date exceeds 0.20% and (b) with respect to any Distribution  Date occurring on or after July 2008, if a Trigger Event is in effect.

         Sharia Mortgage Loan: A declining balance co-ownership transaction, structured so as to comply with Islamic religious law.

         Sharia Mortgage Loan  Co-Ownership  Agreement:  The agreement that defines the relationship  between the consumer and co-owner and the parties’  respective  rights under a Sharia  Mortgage Loan,  including their  respective  rights with respect to the indicia of ownership of the related Mortgaged Property.

         Sharia Mortgage Loan Security Instrument:  The mortgage,  security instrument or other comparable  instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

         Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution  Date on or after the  Stepdown  date and the Group I
Certificates,  the arithmetic average, for each of the three consecutive  Distribution Dates ending with such Distribution Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans in Loan Group I that are 60 or more days  delinquent in payment of principal  and interest for that  Distribution  Date,  including  Mortgage  Loans in Loan
Group I in foreclosure,  and REO Properties over (y) the aggregate Stated Principal  Balance of all of the Mortgage Loans in Loan Group
I immediately preceding that Distribution Date.

         Special Hazard Amount:  With respect to the Group II Certificates,  as of any Distribution Date, an amount equal to $2,960,000 minus the sum of (i) the  aggregate  amount of Special  Hazard  Losses  allocated  solely to one or more  specific  Classes of Group II
Certificates  in accordance  with Section 4.05 of this Series  Supplement  and (ii) the  Adjustment  Amount (as defined  below) as most recently  calculated.  For each anniversary of the Cut-off Date, the Adjustment  Amount shall be equal to the amount,  if any, by which the amount  calculated in accordance with the preceding  sentence  (without giving effect to the deduction of the Adjustment Amount for such  anniversary)  exceeds the greater of (A) the greater of (i) the product of the Special  Hazard  Percentage  for such  anniversary multiplied  by the  outstanding  principal  balance  of all the Group II Loans on the  Distribution  Date  immediately  preceding  such anniversary and (ii) twice the outstanding  principal balance of the Group II Loans with the largest  outstanding  principal balance as of the Distribution  Date immediately  preceding such anniversary and (B) the greatest of (i) twice the outstanding  principal  balance of the Group II Loans  which has the  largest  outstanding  principal  balance on the  Distribution  Date  immediately  preceding  such anniversary,  (ii) the product of 1.00% multiplied by the outstanding  principal balance of all Group II Loans on the Distribution Date immediately  preceding  such  anniversary  and (iii) the  aggregate  outstanding  principal  balance (as of the  immediately  preceding
Distribution  Date) of the Group II Loans in any single  five-digit  California zip code area with the largest amount of Group II Loans by aggregate principal balance as of such anniversary.

         The Special Hazard Amount may be further reduced by the Master Servicer  (including  accelerating the manner in which coverage is reduced)  provided that prior to any such  reduction,  the Master  Servicer shall (i) obtain written  confirmation  from each Rating
Agency that such reduction  shall not reduce the rating  assigned to any Class of Group II Certificates by such Rating Agency below the lower of the  then-current  rating or the rating  assigned to such  Certificates  as of the Closing Date by such Rating Agency and (ii)
provide a copy of such written confirmation to the Trustee.

         Special  Hazard  Percentage:  With respect to the Group II  Certificates,  as of each  anniversary  of the Cut-off  Date,  the greater  of (i) 1.0% and (ii) the  largest  percentage  obtained  by  dividing  the  aggregate  outstanding  principal  balance  (as of immediately  preceding  Distribution Date) of the Group II Loans secured by Mortgaged  Properties  located in a single,  five-digit zip code area in the State of California by the outstanding  principal  balance of all the Group II Loans as of the  immediately  preceding
Distribution Date.

         Stated  Principal  Balance:  With  respect to any  Mortgage  Loan or related REO  Property,  as of any date of  determination,
(i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal portion of the
Monthly  Payments due with respect to such Mortgage Loan or REO Property  during each Due Period ending with the Due Period relating to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  (b) all  Principal  Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as recoveries of principal in accordance  with  Section 3.14  with respect to such Mortgage Loan or REO
Property,  in each case which were distributed  pursuant to Section 4.02 on any previous  Distribution  Date, and (c) any Realized Loss incurred with respect to such Mortgage Loan allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown Date: The earlier to occur of (x) date on which the Certificate  Principal  Balance of the Class I-A  Certificates is
reduced  to zero and (y) the later to occur of (i) the  Distribution  Date in July 2009 and (ii) the first  Distribution  Date on which the Senior  Enhancement  Percentage  (calculated for this purpose only after taking into account  payments of principal on the Mortgage
Loans in Loan Group I due on the related Due Date or received  during the related  Prepayment  Period but prior to  distribution of the
Group I Principal  Distribution  Amount in respect of the certificates then entitled to distributions of principal on such Distribution
Date) is greater than or equal to approximately 12.90%..

         Super Senior Certificates:  Any of the Class II-A-1 Certificates.

         Swap Account:  The separate trust account created and maintained by the Trustee pursuant to Section 4.09(a).

         Swap  Agreement:  The interest rate swap  agreement  between the Swap  Counterparty  and the Trustee,  on behalf of the Trust, which  agreement  provides for Net Swap  Payments and Swap  Termination  Payments to be paid,  as provided  therein,  together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit 4.

         Swap  Agreement  Notional  Balance:  As to the Swap  Agreement  and each Floating Rate Payer Payment Date and Fixed Rate Payer
Payment Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the Swap  Agreement for such Floating Rate
Payer Payment Date and Fixed Rate Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap Agreement either (a) entitled to receive payments from the Trustee from amounts  payable by the Trust Fund under this Agreement or  (b) required  to make payments to the Trustee for payment to the Trust
Fund,  in either case  pursuant to the terms of the Swap  Agreement,  and any  successor  in  interest or assign.  Initially,  the Swap
Counterparty shall be Morgan Stanley Capital Services Inc.

         Swap  Counterparty  Trigger Event:  With respect to any  Distribution  Date,  (i) an Event of Default under the Swap Agreement with respect to which the Swap  Counterparty is a Defaulting Party,  (ii) a  Termination Event under the Swap Agreement with respect to which the Swap  Counterparty  is the sole Affected  Party,  or (iii) an  additional  termination  event under the Swap  Agreement  with respect to which the Swap Counterparty is the sole Affected Party.

         Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

         Swap Payment  Allocation:  For any Class of Group I Certificates  and any  Distribution  Date,  that Class’s pro rata share of any Net Swap Payment  available  after  allocation of such Net Swap Payment  pursuant to clauses (A) through (E) of Section 4.09(c) for that Distribution Date, based on the respective Certificate Principal Balances of the Group I Certificates.

         Swap Termination  Payment:  Upon the occurrence of an Early  Termination Date, the payment to be made by the Trustee on behalf of the Trust to the Swap  Counterparty  from payments from the Trust Fund,  or by the Swap  Counterparty  to the Trustee for payment to the Trust Fund, as applicable, pursuant to the terms of the Swap Agreement.

         Trigger Event:  With respect to the Group I Certificates, a Trigger Event is in effect with respect to any Distribution Date on or after the Stepdown Date if either (a) the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date exceeds
40.00% of the Senior Enhancement Percentage for that Distribution Date or (b) the aggregate amount of Realized Losses on the Mortgage
Loans in Loan Group I as a percentage of the initial aggregate Stated Principal Balance of the Group I Loans as of the Cut-off Date
exceeds the applicable amount set forth below:

o        July 2008 to June 2009: 0.20% with respect to July 2008, plus an additional 1/12th of 0.35% for each month through June 2009.

o        July 2009 to June 2010: 0.55% with respect to July 2009, plus an additional 1/12th of 0.40% for each month through June 2010.

o        July 2010 to June 2011: 0.95% with respect to July 2010, plus an additional 1/12th of 0.40% for each month through June 2011.

o        July 2011 to June 2012: 1.35% with respect to July 2011, plus an additional 1/12th of 0.25% for each month through June 2012.

o        July 2012 and thereafter: 1.60%

         Uncertificated  Accrued Interest:  With respect to any  Uncertificated  REMIC Regular Interest for any Distribution  Date, one
month’s interest at the related  Uncertificated  Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal
Balance or  Uncertificated  Notional  Amount,  as applicable,  immediately  prior to such  Distribution  Date.  Uncertificated  Accrued
Interest for the  Uncertificated  REMIC  Regular  Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day months.  For  purposes  of  calculating  the  amount of  Uncertificated  Accrued  Interest  for the REMIC I Regular  Interests  for any
Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating  Interest)
shall be allocated among REMIC I Regular  Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the
REMIC II Regular Interests for any Distribution Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by Compensating  Interest) shall be allocated among the REMIC II Regular  Interests,  pro rata, based on, and to the extent of,
Uncertificated  Accrued Interest,  as calculated  without  application of this sentence.  Uncertificated  Accrued Interest on REMIC III
Regular  Interest  I-SB-PO  shall be zero.  Uncertificated  Accrued  Interest  on the  REMIC  III  Regular  Interest  I-SB-IO  for each
Distribution Date shall equal Accrued Certificate Interest for the Class I-SB Certificates.

         Uncertificated  Notional  Amount:  With  respect  to the Class  I-SB  Certificates  or REMIC  III  Regular  Interest  I-SB-IO,
immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

         With  respect to REMIC II Regular  Interest  LT-IO and each  Distribution  Date listed  below,  the  aggregate  Uncertificated
Principal Balance of the REMIC I Regular Interests ending with the designation “A” listed below:

                Distribution Date                               REMIC I Regular Interests
                        1                                          I-1-A through I-60-A
                        2                                          I-2-A through I-60-A
                        3                                          I-3-A through I-60-A
                        4                                          I-4-A through I-60-A
                        5                                          I-5-A through I-45A
                        6                                          I-6-A through I-60-A
                        7                                          I-7-A through I-60-A
                        8                                          I-8-A through I-60-A
                        9                                          I-9-A through I-60-A
                       10                                         I-10-A through I-60-A
                       11                                         I-11-A through I-60-A
                       12                                         I-12-A through I-60-A
                       13                                         I-13-A through I-60-A
                       14                                         I-14-A through I-60-A
                       15                                         I-15-A through I-60-A
                       16                                         I-16-A through I-60-A
                       17                                         I-17-A through I-60-A
                       18                                         I-18-A through I-60-A
                       19                                         I-19-A through I-60-A
                       20                                         I-20-A through I-60-A
                       21                                         I-21-A through I-60-A
                       22                                         I-22-A through I-60-A
                       23                                         I-23-A through I-60-A
                       24                                         I-24-A through I-60-A
                       25                                         I-25-A through I-60-A
                       26                                         I-26-A through I-60-A
                       27                                         I-27-A through I-60-A
                       28                                         I-28-A through I-60-A
                       29                                         I-29-A through I-60-A
                       30                                         I-30-A through I-60-A
                       31                                         I-31-A through I-60-A
                       32                                         I-32-A through I-60-A
                       33                                         I-33-A through I-60-A
                       34                                         I-34-A through I-60-A
                       35                                         I-35-A through I-60-A
                       36                                         I-36-A through I-60-A
                       37                                         I-37-A through I-60-A
                       38                                         I-38-A through I-60-A
                       39                                         I-39-A through I-60-A
                       40                                         I-40-A through I-60-A
                       41                                         I-41-A through I-60-A
                       42                                         I-42-A through I-60-A
                       43                                         I-43-A through I-60-A
                       44                                         I-45-A through I-60-A
                       45                                         I-46-A through I-60-A
                       46                                         I-47-A through I-60-A
                       47                                         I-48-A through I-60-A
                       48                                         I-49-A through I-60-A
                       49                                         I-50-A through I-60-A
                       50                                         I-51-A through I-60-A
                       51                                         I-52-A through I-60-A
                       52                                         I-53-A through I-60-A
                       53                                         I-54-A through I-60-A
                       54                                         I-55-A through I-60-A
                       55                                         I-56-A through I-60-A
                       56                                         I-57-A through I-60-A
                       57                                         I-58-A through I-60-A
                       58                                         I-59-A through I-60-A
                       59                                                 I-60-A
                       60                                                 I-60-A
                   thereafter                                             $0.00

         With  respect  to REMIC  III  Regular  Interest  IO,  immediately  prior to any  Distribution  Date,  an  amount  equal to the
Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.
---------------------------------------------------------------------------------------------------------------------------------------

         Uncertificated  Pass-Through  Rate: The Uncertificated  REMIC I Pass-Through Rate or the Uncertificated  REMIC II Pass-Through
Rate, as applicable

         Uncertificated  Principal Balance:  The principal amount of any Uncertificated  Regular Interest outstanding as of any date of determination.  The  Uncertificated  Principal  Balance of each  Uncertificated  Regular  Interest  shall be reduced  first by Realized
Losses  allocated  thereto by the  definition  of REMIC I  Realized  Losses or REMIC II  Realized  Losses,  as  applicable,  and by all distributions  of  principal  deemed  made on such  Uncertificated  Regular  Interest on such  Distribution  Date.  The  Uncertificated
Principal  Balance of each  Uncertificated  Regular  Interest shall never be less than zero. With respect to REMIC III Regular Interest
I-SB-PO the initial  amount set forth with respect  thereto in the  Preliminary  Statement as reduced by  distributions  deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

         Uncertificated REMIC Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to each REMIC I Regular  Interest ending with the designation  “A”, a per annum rate equal to the weighted  average Net Mortgage Rate of the Group I Loans  multiplied by two (2),  subject to a maximum rate of 11.18%.  With respect to each REMIC I Regular  Interest ending with the  designation  “B”, the greater of (x) a per annum rate equal to the excess,  if any, of (i) 2 multiplied  by the weighted  average Net Mortgage Rate of the Group I Loans over  (ii) 11.18%  and (y)
0.00000%.  With respect to REMIC I Regular Interest A-I, the weighted average Net Mortgage Rate of the Group I Loans.

         Uncertificated  REMIC II Pass-Through  Rate: With respect to any Distribution  Date and (i) REMIC II Regular Interests LT1 and
LT2, the REMIC II Net WAC Rate,  (ii) REMIC II Regular  Interest  LT3,  zero (0.00%),  (iii) REMIC II Regular  Interest LT4,  twice the
REMIC II Net WAC Rate, and (iv) REMIC II Regular Interest LT-IO, the excess of (i) the weighted average of the  Uncertificated  REMIC I
Pass-Through Rates for REMIC I Regular Interests ending with the designation “A”, over (ii) 2 multiplied by Swap LIBOR.

         Underwriter:  Morgan Stanley & Co. Incorporated.

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding  Business  Day,  LIBOR shall be  established  by the Trustee and, as to any Interest
Accrual  Period,  will equal the rate for one month United States dollar  deposits that appears on the Dow Jones  Telerate  Screen Page
3750 as of 11:00 a.m.,  London  time,  on such LIBOR Rate  Adjustment  Date.  “Dow Jones  Telerate  Screen Page 3750” means the display designated  as page 3750 on the  Telerate  Service  (or such other page as may  replace  page 3750 on that  service  for the purpose of displaying  London  interbank  offered  rates of major  banks).  If such rate does not  appear on such page (or such  other page as may replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR  shall be so  established  by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after  consultation with the Master  Servicer),  the rate will be the Reference  Bank Rate.  The  “Reference  Bank Rate” will be  determined on the basis of the rates at which  deposits in
U.S.  Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in  transactions in the London interbank  market,  selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 a.m.,  London time, on the LIBOR
Rate  Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal  Balance  of the LIBOR  Certificates  then  outstanding.  The  Trustee  will  request  the  principal
placeCityLondon  office  of each of the  reference  banks to  provide a  quotation  of its rate.  If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next  multiple of 1/16%.  If on such date fewer than two quotations are provided as requested,  the rate will be the arithmetic  mean of the rates quoted by one or more major banks in
New York City,  selected by the Trustee after  consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time, on such date for loans in U.S.  Dollars to leading  European  banks for a period of one month in amounts  approximately  equal to the aggregate
Certificate  Principal  Balance of the LIBOR  Certificates then  outstanding.  If no such quotations can be obtained,  the rate will be
LIBOR for the prior  Distribution  Date;  provided  however,  if, under the priorities  described above,  LIBOR for a Distribution Date would be based  on  LIBOR  for the  previous  Distribution  Date for the  third  consecutive  Distribution  Date,  the  Trustee,  after consultation with the Master Servicer,  shall select an alternative comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar  lending rates that is calculated  and published  (or otherwise  made  available) by an  independent party.

         The  establishment  of LIBOR by the  Trustee  and the  Master  Servicer  on any  LIBOR  Rate  Adjustment  Date and the  Master
Servicer’s  subsequent  calculation of the Pass-Through  Rate applicable to the LIBOR  Certificates  for the relevant  Interest Accrual
Period, in the absence of manifest error, will be final and binding.

         Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer  with the results of its determination  of LIBOR on such date.  Furthermore,  the Trustee will supply to any  Certificateholder  so  requesting  by telephone by calling (800) 735-7777 the Pass-Through Rate on the LIBOR  Certificates for the current and the immediately  preceding Interest Accrual
Period.

Section 1.03.     Use of Words and Phrases.

         “Herein,” “hereby,” “hereunder,” “hereof,”  “hereinbefore,”  “hereinafter” and other equivalent words refer to the Pooling and
Servicing  Agreement as a whole. All references  herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,
Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

         References in the Pooling and Servicing  Agreement to “interest” on and  “principal”  of the Mortgage  Loans shall mean,  with respect to the Sharia Mortgage Loans, amounts in respect profit payments and acquisition payments, respectively.

                                                                ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard Terms)

                  (a)  (See Section 2.01(a) of the Standard Terms).

                  (b)      In connection  with such  assignment,  except as set forth in Section 2.01(c) and subject to Section 2.01(d)
below,  the Company  does hereby  deliver  to, and  deposit  with,  the  Trustee,  or to and with one or more  Custodians,  as the duly appointed  agent or agents of the Trustee for such purpose,  the following  documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan or a Sharia Mortgage Loan):

                           (i)      The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee,  and showing an unbroken chain of endorsements  from the originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any Destroyed  Mortgage Note, an original lost note affidavit from the related Seller or Residential  Funding stating that the original
Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                           (ii)     The original Mortgage,  noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan,  with  evidence of recording  indicated  thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                           (iii)    Unless the Mortgage Loan is registered on the MERSreg; System, an original  Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                           (iv)     The original recorded  assignment or assignments of the Mortgage showing an unbroken chain of title from the  originator  thereof to the Person  assigning it to the Trustee (or to MERS,  if the Mortgage  Loan is registered on the MERSreg;
System and noting the presence of a MIN) with evidence of recordation noted thereon or attached  thereto,  or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                           (v)      The  original of each  modification,  assumption  agreement or preferred  loan  agreement,  if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

                  (II) with respect to each Cooperative Loan so assigned:

                  (i)      The original  Mortgage Note,  endorsed  without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the  originator  thereof to the Person  endorsing  it to the  Trustee,  or with  respect to any  Destroyed
Mortgage Note, an original lost note affidavit from the related Seller or Residential  Funding stating that the original  Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                  (ii)     A counterpart of the  Cooperative  Lease and the  Assignment of  Proprietary  Lease to the originator of the
Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                  (iii)    The related  Cooperative Stock Certificate,  representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank or a copy thereof;

                  (iv)     The original recognition  agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

                  (v)      The Security Agreement or a copy thereof;

                  (vi)     Copies of the original UCC-1 financing statement, and any continuation  statements,  filed by the originator of such Cooperative  Loan as secured party,  each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (vii)    Copies of the filed UCC-3  assignments of the security  interest  referenced in clause (vi) above showing an unbroken chain of title from the  originator to the Trustee,  each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                  (viii)   An  executed  assignment  of the  interest  of the  originator  in the  Security  Agreement,  Assignment  of
Proprietary  Lease and the  recognition  agreement  referenced  in clause  (iv)  above,  showing  an  unbroken  chain of title from the originator to the Trustee or a copy thereof;

                  (ix)     The original of each  modification,  assumption  agreement or preferred loan agreement,  if any, relating to such Cooperative Loan; and

                  (x)      A duly completed UCC-1  financing  statement  showing the Master Servicer as debtor,  the Company as secured party and the Trustee as assignee  and a duly  completed  UCC-1  financing  statement  showing the Company as debtor and the Trustee as secured  party,  each in a form  sufficient  for filing,  evidencing  the interest of such debtors in the  Cooperative  Loans or copies thereof.

                  (III) with respect to each Sharia Mortgage Loan so assigned:

                  (i)      The  original  Obligation  to Pay,  endorsed  without  recourse  in blank or to the order of the Trustee and showing an unbroken chain of endorsements  from the originator  thereof to the Person  endorsing it to the Trustee,  or with respect to any  Destroyed  Obligation to Pay, an original  affidavit  from the related  Seller or  Residential  Funding  stating that the original
Obligation to Pay was lost, misplaced or destroyed, together with a copy of the related Obligation to Pay;

                  (ii)     The original Sharia Mortgage Loan Security  Instrument,  with evidence of recording  indicated  thereon or a copy of the Sharia Mortgage Loan Security Instrument with evidence of recording indicated thereon;

                  (iii)    An original  Assignment  and  Amendment of Security  Instrument,  assigned to the Trustee  with  evidence of recording  indicated  thereon or a copy of such Assignment and Amendment of Security  Instrument  with evidence of recording  indicated
thereon;

                  (iv)     The original recorded  assignment or assignments of the Sharia Mortgage Loan Security  Instrument showing an unbroken  chain of title from the  originator  thereof to the Person  assigning it to the Trustee with  evidence of  recordation  noted
thereon or attached  thereto,  or a copy of such  assignment  or  assignments  of the Sharia  Mortgage Loan  Security  Instrument  with evidence of recording indicated thereon;

                  (v)      The original  Sharia Mortgage Loan  Co-Ownership  Agreement with respect to the related Sharia Mortgage Loan or a copy of such Sharia Mortgage Loan Co-Ownership Agreement; and

                  (vi)     The original of each modification or assumption agreement,  if any, relating to such Sharia Mortgage Loan or a copy of each modification or assumption agreement.

                  (c)      The Company may, in lieu of delivering  the original of the documents set forth in Sections  2.01(b)(I)(ii),
(iii), (iv) and (v), Sections  2.01(b)(II)(ii),  (iv), (vii),  (ix) and (x) and Sections  2.01(b)(III)(ii),  (iii),  (iv), (v) and (vi)
(or copies  thereof as  permitted by Section  2.01(b)) to the Trustee or the  Custodian or  Custodians,  deliver such  documents to the
Master  Servicer,  and the Master  Servicer  shall hold such  documents  in trust for the use and  benefit  of all  present  and future
Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business  Days  following the earlier of (i)
the  receipt of the  original  of all of the  documents  or  instruments  set forth in Sections  2.01(b)(I)(ii),  (iii),  (iv) and (v),
Sections  2.01(b)(II)(ii),  (iv), (vii), (ix) and (x) and Sections  2.01(b)(III)  (ii), (iii), (iv), (v) and (vi) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written  request by the Trustee to deliver those  documents with respect to any or all of the Mortgage  Loans then being held by the Master  Servicer,  the Master  Servicer  shall  deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

                  The parties  hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either
(i) a “High-Cost  Home Loan” as defined in the New Jersey Home Ownership Act effective  November 27, 2003, (ii) a “High-Cost Home Loan”
as defined in the New Mexico Home Loan Protection Act effective  January 1, 2004,  (iii) a “High Cost Home Mortgage Loan” as defined in the  Massachusetts  Predatory  Home Loan  Practices  Act effective  November 7, 2004 or (iv) a “High-Cost  Home Loan” as defined in the
Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

                  (d)      Notwithstanding  the  provisions of Section  2.01(c),  in connection  with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage,  any assignment,  modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by Section  2.01(b))  with  evidence of recording  thereon  concurrently  with the  execution and delivery of this
Agreement  because of (i) a delay caused by the public  recording  office where such  Mortgage,  assignment,  modification,  assumption agreement or  preferred  loan  agreement  as the case may be, has been  delivered  for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments,  the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

                  The Company (i) shall promptly cause to be recorded in the  appropriate  public office for real property  records the
Assignment  referred to in clause  (I)(iii) of Section  2.01(b),  except (a) in states where,  in the opinion of counsel  acceptable to the Trustee and the Master  Servicer,  such  recording is not required to protect the Trustee’s  interests in the Mortgage Loan against the claim of any  subsequent  transferee or any successor to or creditor of the Company or the  originator of such Mortgage Loan or (b)
if MERS is  identified  on the  Mortgage or on a properly  recorded  assignment  of the Mortgage as the  mortgagee of record  solely as nominee for the Seller and its  successors  and assigns,  (ii) shall  promptly  cause to be filed the Form UCC-3  assignment  and UCC-1 financing  statement  referred to in clauses (II)(vii) and (x),  respectively,  of Section 2.01(b) and (iii) shall promptly cause to be recorded in the  appropriate  public  recording  office for real property  records the  Assignment  Agreement and Amendment of Security
Instrument  referred to in clause  (III)(iii) of Section  2.01(b).  If any Assignment,  Assignment  Agreement and Amendment of Security
Instrument,  Form UCC-3 or Form UCC-1, as applicable,  is lost or returned unrecorded to the Company because of any defect therein, the
Company shall prepare a substitute  Assignment,  Assignment Agreement and Amendment of Security  Instrument,  Form UCC-3 or Form UCC-1,
as applicable,  or cure such defect,  as the case may be, and cause such  Assignment or Assignment  Agreement and Amendment of Security
Instrument  to be recorded in  accordance  with this  paragraph.  The Company  shall  promptly  deliver or cause to be delivered to the
Trustee or the respective  Custodian such Mortgage or Assignment or Assignment  Agreement and Amendment of Security  Instrument or Form
UCC-3 or Form UCC-1, as applicable,  (or copy thereof as permitted by Section 2.01(b)) with evidence of recording  indicated thereon at the time specified in Section  2.01(c).  In connection with its servicing of Cooperative  Loans,  the Master Servicer will use its best efforts to file timely  continuation  statements with regard to each financing  statement and assignment  relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

                  If the Company delivers to the Trustee or Custodian any Mortgage Note,  Obligation to Pay,  Assignment  Agreement and
Amendment of Security  Instrument or Assignment of Mortgage in blank,  the Company shall, or shall cause the Custodian to, complete the endorsement  of the Mortgage  Note,  Obligation to Pay,  Assignment  Agreement and Amendment of Security  Instrument  and Assignment of
Mortgage in the name of the Trustee in conjunction with the Interim  Certification issued by the Custodian,  as contemplated by Section
2.02.

                  Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and (v), Sections  2.01(b)(II)(vi) and (vii) and
Sections  2.01(b)(III)(ii),  (iii) and (iv) that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

                           In connection with the assignment of any Mortgage Loan  registered on the MERSreg; System,  the Company further agrees that it will cause,  at the Company’s own expense,  within 30 Business Days after the Closing Date, the MERSreg; System to indicate that such  Mortgage  Loans have been assigned by the Company to the Trustee in  accordance  with this  Agreement for the benefit of the
Certificateholders  by including (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance with this Agreement)
in such  computer  files (a) the code in the field which  identifies  the  specific  Trustee and (b) the code in the field “Pool Field”
which  identifies the series of the  Certificates  issued in connection  with such Mortgage  Loans.  The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced in this paragraph  with respect to any Mortgage Loan during the term of this Agreement  unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

                  (e)  (See Section 2.01(e) of the Standard Terms).

                  (f)      It is intended that the  conveyance  by the Company to the Trustee of the Mortgage  Loans as provided for in this Section 2.01 be and the Uncertificated  REMIC Regular Interests,  if any (as provided for in Section 2.06), be construed as a sale by the  Company  to the  Trustee  of the  Mortgage  Loans  and any  Uncertificated  REMIC  Regular  Interests  for the  benefit  of the
Certificateholders.  Further,  it is not  intended  that  such  conveyance  be  deemed  to be a pledge  of the  Mortgage  Loans and any
Uncertificated  REMIC  Regular  Interests  by the  Company  to the  Trustee  to  secure  a debt or  other  obligation  of the  Company.
Nonetheless,  (a) this  Agreement  is intended to be and hereby is a security  agreement  within the meaning of Articles 8 and 9 of the
New York Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (b) the conveyance  provided for in Section  2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the  Trustee of a security  interest in all of the Company’s right  (including the power to convey title thereto),  title and interest,  whether now owned or hereafter  acquired,  in and to any and all  general  intangibles,  payment  intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and investment property and other property of whatever kind or  description  now existing or hereafter  acquired  consisting  of,  arising from or relating to any of the  following:  (A) the
Mortgage Loans,  including (i) with respect to each Cooperative  Loan, the related  Mortgage Note,  Security  Agreement,  Assignment of
Proprietary  Lease,  Cooperative Stock  Certificate and Cooperative  Lease, (ii) with respect to each Sharia Mortgage Loan, the related
Sharia Mortgage Loan Security Instrument,  Sharia Mortgage Loan Co-Ownership Agreement,  Obligation to Pay and Assignment Agreement and
Amendment of Security  Instrument,  (iii) with respect to each Mortgage Loan other than a Cooperative  Loan or a Sharia  Mortgage Loan, the related Mortgage Note and Mortgage,  and (iv) any insurance  policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof,  (C) any  Uncertificated  REMIC Regular  Interests and (D) all proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities  or other property,  including  without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the Custodial
Account,  whether in the form of cash,  instruments,  securities or other  property and (2) an assignment by the Company to the Trustee of any security  interest in any and all of  Residential  Funding’s  right  (including  the power to convey title  thereto),  title and interest,  whether now owned or hereafter acquired,  in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D)
granted by Residential Funding to the Company pursuant to the Assignment  Agreement;  (c) the possession by the Trustee,  the Custodian or any other  agent of the  Trustee of  Mortgage  Notes or such other items of  property  as  constitute  instruments,  money,  payment intangibles,  negotiable documents,  goods, deposit accounts,  letters of credit, advices of credit, investment property,  certificated securities  or chattel  paper  shall be deemed to be  “possession  by the secured  party,” or  possession  by a  purchaser  or a person designated by such secured party, for purposes of perfecting the security interest  pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction as in effect  (including,  without  limitation,  Sections 8-106,
9-313,  9-314  and 9-106  thereof);  and (d)  notifications  to  persons  holding  such  property,  and  acknowledgments,  receipts  or confirmations  from persons holding such property,  shall be deemed  notifications  to, or  acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents  of, or persons  holding  for (as  applicable)  the  Trustee  for the  purpose of perfecting such security interest under applicable law.

                  The Company and, at the Company’s  direction,  Residential  Funding and the Trustee shall,  to the extent  consistent with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this Agreement were determined to create a security  interest in the Mortgage Loans, any  Uncertificated  REMIC Regular  Interests and the other property  described  above,  such security  interest  would be  determined  to be a  perfected  security  interest of first  priority  under  applicable  law and will be maintained  as such  throughout  the term of this  Agreement.  Without  limiting the  generality  of the  foregoing,  the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall  forward for filing,  or shall cause to be forwarded for filing,  at the expense of the Company,  all filings  necessary to maintain the effectiveness of any original filings necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee’s  security interest in or lien on the Mortgage Loans and any  Uncertificated  REMIC Regular Interests,  as evidenced by an Officers’  Certificate of the Company, including  without  limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by (1) any change of name of  Residential  Funding,  the Company or the Trustee  (such  preparation  and filing shall be at the expense of the  Trustee,  if occasioned by a change in the Trustee’s  name),  (2) any change of type or jurisdiction  of organization of Residential  Funding or the
Company,  (3) any  transfer of any  interest of  Residential  Funding or the Company in any  Mortgage  Loan or (4) any  transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

                  (g)  (See Section 2.01(g) of the Standard Terms).

                  (h)  (See Section 2.01(h) of the Standard Terms).

Section 2.02.     Acceptance by Trustee.  (See Section 2.02 of the Standard Terms.)

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date
(or, if otherwise specified below, as of the date so specified):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal  and interest as of the Cut-off Date and no Mortgage
                  Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii)     The  information  set forth in Exhibit 1 hereto with respect to each Mortgage Loan or the Mortgage  Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii)    The Mortgage Loans are fully-amortizing  (subject to interest only periods, if applicable),  hybrid  adjustable-rate  mortgage loans with Monthly  Payments  due, with respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv)     To the best of the Company’s  knowledge,  except in the case of approximately  0.1% of the aggregate  principal balance of the
                  Mortgage  Loans,  each  Mortgage  Loan is  required  to be covered  by a standard  hazard  insurance  policy.  Of the remaining  Mortgage  Loans,  except in the case of  approximately  0.2% of the  aggregate  principal  balance  of the
                  Mortgage  Loans, if a Mortgage Loan is secured by a Mortgaged  Property with a Loan-to-Value  Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary  Insurance  Policy that insures (a) at least 35% of the
                  Stated  Principal  Balance of the Mortgage Loan at  origination  if the  Loan-to-Value  Ratio is between  100.00% and
                  95.01%,  (b) at least 30% of the Stated  Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value
                  Ratio is between  95.00% and 90.01%,  (c) at least 25% of such balance if the  Loan-to-Value  Ratio is between 90.00%
                  and 85.01% and (d) at least 12% of such  balance if the  Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the Company’s  knowledge,  each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance companies whose claims-paying  abilities are currently  acceptable to each Rating Agency;

(vi)     No more than 0.5% of the  Mortgage  Loans in Loan Group I by  aggregate  Stated  Principal  Balance as of the Cut-off Date are
                  secured by Mortgaged  Properties located in any one zip code area in Virginia,  and no more than 0.5% of the Mortgage
                  Loans by aggregate Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area  outside  Virginia.  No more  than 1.7% of the  Mortgage  Loans in Loan  Group II by  aggregate
                  Stated Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area in California,  and no more than 1.6% of the Mortgage Loans by aggregate Stated  Principal  Balance as of the Cut-off
                  Date are secured by Mortgaged Properties located in any one zip code area outside California.

(vii)    The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program
                  Guide,  including  flood  insurance if required  under the National  Flood  Insurance  Act of 1968,  as amended.  The
                  Mortgage  requires  the  Mortgagor  to maintain  such  casualty  insurance  at the  Mortgagor’s  expense,  and on the
                  Mortgagor’s  failure to do so,  authorizes  the holder of the Mortgage to obtain and maintain  such  insurance at the
                  Mortgagor’s expense and to seek reimbursement therefor from the Mortgagor;

(viii)   Immediately  prior to the  assignment  of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien,  encumbrance or security interest (other than rights to servicing and related  compensation) and such assignment validly transfers  ownership of the Mortgage Loans to the
                  Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix)     No more than 51.2% and 56.8% of the  Mortgage  Loans in Loan  Group I and Loan Group II,  respectively,  by  aggregate  Stated
                  Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation  program,  no more than
                  14.9% and 10.3% of the Mortgage Loans in Loan Group I and Loan Group II, respectively,  by aggregate Stated Principal
                  Balance as of the Cut-off Date were underwritten under a no-stated income program,  and no more than 8.3% and 5.5% of the Mortgage Loans in Loan Group I and Loan Group II,  respectively,  by aggregate Stated Principal Balance as of the
                  Cut-off Date were underwritten under a no income/no asset program.

(x)      Except with  respect to no more than 18.1% and 12.7% of the  Mortgage  Loans in Loan Group I and Loan Group II,  respectively, by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor  represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury  Regulation Section
                  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9) without  reliance on the provisions of Treasury  Regulation  Section
                  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to  be  treated  as a  "qualified  mortgage"  notwithstanding  its  failure  to  meet  the  requirements  of  Section
                  860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

(xiii)   A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full  force  and  effect,  unless  the  Mortgaged  Properties  are  located  in the  State of Iowa and an  attorney’s certificate has been provided as described in the Program Guide;

(xiv)    No Mortgage Loan is a Cooperative Loan;

(xv)     With respect to each Mortgage Loan  originated  under a “streamlined”  Mortgage Loan program  (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing  thereof),  the related Seller has represented  that  either  (a) the value of the  related  Mortgaged  Property  as of the date the  Mortgage  Loan was originated  was not less than the  appraised  value of such  property at the time of  origination  of the  refinanced
                  Mortgage Loan or (b) the Loan-to-Value  Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company’s underwriting guidelines;

(xvi)    Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii)  None of the Mortgage Loans has been made to International Borrowers;

(xix)    No Mortgage Loan provides for payments that are subject to reduction by  withholding  taxes levied by any foreign  (non-United
                  States) sovereign government; and

(xx)     None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the  representations  and warranties set forth in this Section  2.03(b) shall survive  delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a  breach  of any of the representations  and  warranties  set forth in this  Section  2.03(b)  that  materially  and  adversely  affects the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (any
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within 90 days of its  discovery  or its receipt of notice of breach,  the Company  shall  either (i) cure such breach in all  material respects or (ii) purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;
provided that the Company shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided  that if the  omission or defect  would cause the
Mortgage Loan to be other than a “qualified  mortgage” as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and  conditions as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is  understood  and agreed that the obligation  of the  Company to cure such breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

Section 2.04.     Representations and Warranties of Sellers.(See Section 2.04 of the Standard Terms)

Section 2.05.     Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMICs.

         The Trustee  acknowledges  the  assignment  to it of the Mortgage  Loans and the delivery of the Mortgage  Files to it, or any
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust Fund and/or the  applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently  with such  delivery and in exchange therefor,  the Trustee,  pursuant to the written request of the Company executed by an officer of the Company,  has executed and caused to be authenticated and delivered to or upon the order of the Company the Class I-R-I Certificates in authorized  denominations  which, together with the REMIC I Regular Interests,  evidence the beneficial  interest in REMIC I, the Class I-R-II Certificates in authorized denominations which,  together with the REMIC II Regular Interests,  evidence the beneficial interest in REMIC II, and the Class II-R-I
Certificates  in authorized  denominations  which,  together with the Group II Certificates  (other than the Class II-P  Certificates), evidence the beneficial interest in REMIC IV.

Section 2.06.     Conveyance of Uncertificated REMIC Regular Interests; Acceptance by the Trustee.

         The Company,  as of the Closing Date,  and  concurrently  with the execution and delivery  hereof,  does hereby assign without recourse all the right, title and interest of the Company in and to the  Uncertificated  REMIC Regular Interests to the Trustee for the
benefit  of the  Holders  of each  Class  of  Certificates  (other  than  the  Class  I-R-I,  Class  I-R-II,  Class  I-P and  Group  II
Certificates).  The Trustee  acknowledges  receipt of the  Uncertificated  REMIC Regular  Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future  Holders of each Class of  Certificates  (other than the Class I-R-I,  Class I-R-II,  Class I-P and Group II Certificates).  The rights of the Holders of each Class of Certificates  (other than the Class I-R-I,  Class I-R-II,  Class I-P and Group II Certificates) to receive  distributions  from the proceeds of REMIC III in respect of such Classes,  and all ownership  interests of the Holders of such Classes in such  distributions,  shall be as set forth in this Agreement.

Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC III and REMIC IV.

         The Trustee acknowledges the assignment to it of the Uncertificated REMIC Regular Interests,  and, concurrently  therewith and in exchange  therefor,  pursuant to the written request of the Company executed by an officer of the Company,  the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company,  all Classes of Group I Certificates  (other than the
Class I-R-I,  Class I-R-II and Class I-P  Certificates)  in authorized  denominations,  which evidence the  beneficial  interest in the entire REMIC III.

Section 2.08.     Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms.)

Section 2.09.     Agreement Regarding Ability to Disclose.

         The Company,  the Master Servicer and the Trustee hereby agree,  notwithstanding any other express or implied agreement to the contrary,  that  any and all  Persons,  and any of  their  respective  employees,  representatives,  and  other  agents  may  disclose, immediately  upon  commencement  of  discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction  and all materials of any kind  (including  opinions or other tax  analyses)  that are provided to any of them relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms “tax treatment” and “tax structure”
are defined under Treasury Regulation § 1.6011-4(c).

                                                                 ARTICLE III

                                            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

         Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers’ and Sellers’
                           Obligations.  (See Section 3.02 of the Standard Terms)

         Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

         Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

         Section 3.05      No Contractual Relationship Between Subservicer and Trustee or Certificateholders.  (See Section 3.05 of
                           the Standard Terms)

         Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.  (See Section 3.06 of the Standard Terms)

         Section 3.07      Collection of Certain Mortgage Loan Payments; Deposit to Custodial Account.

         (a)               (See Section 3.07(a) of the Standard Terms)

         (b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein,  the following  payments and  collections remitted by  Subservicers  or received by it in respect of the Mortgage Loans  subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i)      All payments on account of principal,  including  Principal  Prepayments  made by Mortgagors on the Mortgage
         Loans and the  principal  component of any  Subservicer  Advance or of any REO  Proceeds  received in  connection  with an REO
         Property for which an REO Disposition has occurred;

                  (ii)     All payments on account of interest at the Adjusted  Mortgage Rate on the Mortgage Loans,  including Buydown
         Funds,  if any, and the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an
         REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance  Proceeds,  Subsequent  Recoveries and  Liquidation  Proceeds (net of any related  expenses of the
         Subservicer);

                  (iv)     All proceeds of any  Mortgage  Loans  purchased  pursuant to Section  2.02,  2.03,  2.04 or 4.07  (including amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the Compliance With Laws  Representation  and all amounts required to be deposited in  connection  with the  substitution  of a Qualified  Substitute  Mortgage Loan pursuant to Section
         2.03 or 2.04);

                  (v)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

                  (vi)     All amounts  transferred  from the Certificate  Account to the Custodial  Account in accordance with Section
         4.02(a);

                  (vii)    Any amounts  realized by the  Subservicer  and received by the Master  Servicer in respect of any Additional
         Collateral;

                  (viii)   Any amounts received by the Master Servicer in respect of Pledged Assets; and

                  (ix)     Any amounts  received by the Master  Servicer in connection  with any  Prepayment  Charges on the Prepayment
         Charge Loans.

         The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and payments or  collections in the nature of late payment charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.
In the event any amount not required to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time withdraw  such amount from the  Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  Amounts  received by the
Master Servicer in connection with  Prepayment  Charges on the Prepayment  Charge Loans shall be remitted by the Master Servicer on the
Certificate  Account Deposit Date to the Trustee and shall be deposited by the Trustee,  upon the receipt thereof and written direction with respect  thereto,  into the Class P Reserve  Account.  The  Custodial  Account may contain  funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other series and may contain  other funds  respecting  payments on Mortgage
Loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the Master  Servicer shall keep records that  accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c)               (See Section 3.07(c) of the Standard Terms)

         (d)               (See Section 3.07(d) of the Standard Terms)

         (e)      Notwithstanding  Section  3.07(a),  The  Master  Servicer  shall not waive (or  permit a  Subservicer  to waive)  any
Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws  relating to creditors’  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such  waiver is standard  and customary  in  servicing  similar  Mortgage  Loans and  relates to a default or a  reasonably  foreseeable  default  and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into account the value of such  Prepayment
Charge  and the  related  Mortgage  Loan.  In no event  will the  Master  Servicer  waive a  Prepayment  Charge  in  connection  with a refinancing  of a Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a  Prepayment  Charge is waived,  but does not meet the  standards  described  above,  then the Master  Servicer  is required to remit the amount of such waived
Prepayment  Charge to the Trustee at the time that the amount  prepaid on the related  Mortgage  Loan is required to be deposited  into the Custodial  Account,  and upon receipt  thereof and written  direction with respect  thereto,  the Trustee shall deposit such amount into the Class P Reserve  Account.  Notwithstanding  any other  provisions of this Agreement,  any payments made by the Master Servicer in respect of any waived  Prepayment  Charges  pursuant to this  Section  shall be deemed to be paid  outside of the Trust Fund and not part of any REMIC.

         Section 3.08.     Subservicing Accounts; Servicing Accounts   (See Section 3.08 of the Standard Terms)

         Section 3.09.     Access to Certain Documentation and  Information Regarding the Mortgage Loans (See Section 3.09 of the
                           Standard Terms)

         Section 3.10.     Permitted Withdrawals from the Custodial Account     (See Section 3.10 of the Standard Terms)

         Section 3.11.     Maintenance of the Primary Insurance  Policies; Collections Thereunder (See Section 3.011 of the Standard
                           Terms)

         Section 3.12.     Maintenance of Fire Insurance and  Omissions and Fidelity Coverage (See Section 3.12 of the Standard Terms)

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements; Certain Assignments(See
                           Section 3.13 of the Standard Terms)

         Section 3.14.     Realization Upon Defaulted Mortgage Loans (See Section 3.14 of the Standard Terms)

         Section 3.15.     Trustee to Cooperate; Release of Mortgage Files  (See Section 3.15 of the Standard Terms)

         Section 3.16.     Servicing and Other Compensation; Compensating Interest

                  (a)      The Master  Servicer,  as compensation  for its activities  hereunder,  shall be entitled to receive on each
         Distribution  Date the amounts  provided for by clauses (iii),  (iv), (v) and (vi) of Section  3.10(a),  subject to clause (e)
         below.  The  amount  of  servicing  compensation  provided  for in such  clauses  shall  be (1)  accounted  for on a  Mortgage
         Loan-by-Mortgage  Loan basis and (2)  calculated  seperately  for each Loan  Group.  In the event that  Liquidation  Proceeds,
         Insurance Proceeds and REO Proceeds (net of amounts  reimbursable  therefrom pursuant to Section  3.10(a)(ii)) in respect of a
         Cash  Liquidation or REO Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest accrued thereon  (including  REO Imputed  Interest)  at a per annum rate equal to the related Net  Mortgage  Rate (or the Modified Net
         Mortgage Rate in the case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

                  (b)      Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or otherwise (but not including  Prepayment  Charges) shall be retained by the Master  Servicer or the  Subservicer to the extent provided  herein,  subject to clause (e) below.  Prepayment
         Charges  relating  to the  Group I Loans  shall be  deposited  into the  Class P  Reserve  Account  and  shall be paid on each
         Distribution  Date to the holders of the Class I-P  Certificates.  Prepayment  Charges relating to the Group II Loans shall be deposited  into the Class P Reserve  Account  and shall be paid on each  Distribution  Date to the  holders  of the Class II-P
         Certificates.

                  (c)      (See Section 3.16(c) of the Standard Terms)

                  (d)      (See Section 3.16(d) of the Standard Terms)

                  (e)      (See Section 3.16(e) of the Standard Terms)

         Section 3.17.     Reports to the Trustee and the Company      (See Section 3.17 of the Standard Terms)

         Section 3.18.     Annual Statement as to Compliance  (See Section 3.18 of the Standard Terms)

         Section 3.19.     Annual Independent Public Accountants’ Servicing Report      (See Section 3.19 of the Standard Terms)

         Section 3.20.     Rights of the Company in Respect of the Master Servicer      (See Section 3.20 of the Standard Terms)

         Section 3.21.     Administration of Buydown Funds    (See Section 3.21 of the Standard Terms)

         Section 3.22      Advance Facility (See Section 3.22 of the Standard Terms)

                                                               ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer  of  immediately  available  funds  an  amount  equal  to the sum of (i) any  Advance  for  the  immediately  succeeding
Distribution  Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the  Certificate  Account  pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section  9.01,  (v) all other  amounts  constituting  the  Available  Distribution  Amount for the  immediately  succeeding
Distribution Date, and (vi) amounts deducted from the the Available  Distribution  Amount for Loan Group I pursuant to clause (b)(z) of the definition of Available Distribution Amount for such Distribution Date.

                  On or prior to the Business Day immediately following each Determination Date, the Master Servicer shall determine any amounts owed by the Swap Counterparty under the Swap Agreement and inform the Trustee in writing of the amount so calculated.

(b)      (See Section 4.01(b) of the Standard Terms)

Section 4.02.     Distributions.

(a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and  distribute  the
Available  Distribution  Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of
REMIC I, REMIC II, REMIC III and REMIC IV as specified in this Section.

(b)      (1)               On each  Distribution  Date, the REMIC I Distribution  Amount shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                           (2)      On each  Distribution  Date, the REMIC II  Distribution  Amount shall be distributed by REMIC II to
      REMIC III  on account of the  REMIC II  Regular  Interests  in the amounts and with the  priorities  set forth in the  definition thereof.

                           (3)      On each  Distribution  Date,  the  REMIC  III  Distribution  Amount  shall be  deemed  to have been distributed by REMIC III to the Group I Certificateholders  on account of the REMIC III Regular Interests  represented thereby in the amounts and with the priorities set forth in the definition thereof.

                           (4)      On each  Distribution  Date, the amount,  if any, deemed received by the Class I-SB  Certificate in respect of the REMIC III Regular  Interest IO and under the SB-AM Swap  Agreement  shall be deemed to have been paid on behalf of the Class I-SB  Certificate  by the  Trustee  pursuant  to  Section  4.09 in  respect  of the Net Swap  Payment  owed to the Swap
      Counterparty.  On each  Distribution  Date, the amount,  if any, received by the Trustee from the Swap Counterparty in respect of the Swap  Agreement  shall be deemed to have been  received  by the  Trustee  on behalf of the Class I-SB  Certificates.  On each
      Distribution  Date,  amounts paid to the Class I-A and Class I-M Certificates  pursuant to Section 4.02(c)(v) in respect of Basis
      Risk Shortfall shall be deemed to have been paid by the Class I-SB Certificateholder pursuant to the SB-AM Swap Agreement.

                           (5)      On each Distribution Date, the Available  Distribution  Amount for Loan Group II shall be deemed to have been distributed by REMIC IV to the Group II  Certificateholders  on account of the REMIC IV Regular  Interests  represented thereby in the amounts and with the priorities set forth in Section 4.02(c).

                           (6)      Notwithstanding  the  distributions  described in this Section 4.02(b),  distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(c)      On each  Distribution  Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each  Certificateholder  of record on the next preceding Record Date (other than as provided in Section 9.01 of the
Standard  Terms  respecting  the final  distribution)  either in  immediately  available  funds (by wire  transfer or otherwise) to the account of such  Certificateholder at a bank or other entity having appropriate  facilities therefor, if such  Certificateholder has so notified the Master  Servicer or the Paying  Agent,  as the case may be, or, if such  Certificateholder  has not so notified the Master
Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate  Register such  Certificateholder’s  share (which share with respect to each Class of  Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by  Certificates  of the applicable  Class held by such Holder of the following amounts),  in the  following  orders of priority,  in each case to the extent of the  Available  Distribution  Amount on deposit in the
Certificate Account:

                  (I)   With respect to the Group I Certificates

                                       (i)  (A) to the Class I-A Certificates and the Class I-M Certificates,  sequentially,  the Group
                      I Interest Distribution Amount, as follows:

(1)      first, to the Class I-A  Certificates,  Accrued  Certificate  Interest due thereon for such Distribution Date plus any Accrued
         Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the  related  Pass-Through  Rate in effect  for such  Distribution  Date,  on a pro rata basis in accordance with the Accrued Certificate Interest and any interest thereon due to each such Class;

(2)      second,  to the Class I-M-1  Certificates,  Accrued  Certificate  Interest  due thereon  for such  Distribution  Date plus any
         Accrued  Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(3)      third, to the Class I-M-2 Certificates  Accrued  Certificate  Interest due thereon for such Distribution Date plus any Accrued
         Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(4)      fourth, to the Class I-M-3 Certificates  Accrued Certificate  Interest due thereon for such Distribution Date plus any related
         Accrued  Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(5)      fifth, to the Class I-M-4 Certificates,  Accrued Certificate  Interest due thereon for such Distribution Date plus any Accrued
         Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(6)      sixth, to the Class I-M-5 Certificates  Accrued  Certificate  Interest due thereon for such Distribution Date plus any Accrued
         Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(7)      seventh,  to the Class I-M-6  Certificates  Accrued  Certificate  Interest  due thereon  for such  Distribution  Date plus any related  Accrued  Certificate  Interest  due  thereon  remaining  unpaid from any prior  Distribution  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(8)      eighth,  to the Class I-M-7  Certificates,  Accrued  Certificate  Interest  due thereon  for such  Distribution  Date plus any
         Accrued  Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(9)      ninth, to the Class I-M-8 Certificates  Accrued  Certificate  Interest due thereon for such Distribution Date plus any Accrued
         Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date; and

(10)     tenth, to the Class I-M-9 Certificates  Accrued  Certificate  Interest due thereon for such Distribution Date plus any Accrued
         Certificate  Interest due thereon remaining unpaid from any prior Distribution Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                            (B)      to the Class I-A  Certificateholders  and the  Class I-M  Certificateholders  from
                           the  amount,  if  any,  of  the  related  Available   Distribution  Amount  remaining  after  the  foregoing
                           distributions,  the Group I Principal Distribution Amount, which amount shall be allocated in the manner and priority set forth in Section  4.02(c)(I)(ii),  until the aggregate  Certificate  Principal  Balance of each
                           Class of Class I-A Certificates and Class I-M Certificates has been reduced to zero;

                                            (C)      to the Class I-A  Certificateholders  and  Class I-M  Certificateholders  from the amount, if any, of Excess Cash Flow remaining after the foregoing  distributions,  the amount of any related
                           Prepayment  Interest  Shortfalls with respect to the Group I Loans for that Distribution Date, to the extent not covered by  Compensating  Interest on such  Distribution  Date,  which  amount shall be allocated to the
                           Class I-A  Certificateholders  and Class I-M  Certificateholders on a pro rata basis, based on the amount of
                           Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

                                            (D)      to the Class I-A  Certificateholders  and  Class I-M  Certificateholders  from the amount,  if any,  of Excess  Cash  Flow  remaining  after the  foregoing  distributions,  the  amount of any
                           Prepayment  Interest  Shortfalls  allocated thereto remaining unpaid from prior  Distribution Dates together with interest thereon at the related  Pass-Through Rate in effect for such  Distribution  Date, which amount shall be  allocated  to the Class I-A  Certificateholders  and  Class I-M  Certificateholders  on a pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining unpaid;

                                            (E)      to the Class I-A  Certificates  and Class I-M  Certificates  from the  amount,  if any, of Excess Cash Flow remaining after the foregoing  distributions the amount of any Basis Risk Shortfall on such  Certificates,  which amount shall be allocated  first, to the Class I-A  Certificates on a pro rata basis,  based on their respective Basis Risk Shortfall for such Distribution  Date, and then,  sequentially, to the Class I-M-1,  Class I-M-2,  Class I-M-3,  Class I-M-4,  Class I-M-5,  Class I-M-6, Class I-M-7, Class
                           I-M-8 and Class I-M-9 Certificateholders, in that order;

                                            (F)      to pay the holders of the Class I-A  Certificates and Class I-M  Certificates,  on
                           a pro rata basis,  based on Relief Act Shortfalls  related to the Group I Loans  allocated  thereto for such
                           Distribution  Date,  the amount of any Relief Act Shortfalls  allocated  thereto with respect to the Group I
                           Loans for such Distribution Date,

                                            (G)      sequentially,  to the Class I-M-1,  Class I-M-2,  Class I-M-3,  Class I-M-4, Class
                           I-M-5,  Class  I-M-6,  Class  I-M-7,  Class I-M-8 and Class  I-M-9  Certificateholders,  in that order,  the principal portion of any Realized Losses related to the Group I Loans previously  allocated to such Class of
                           Class I-M Certificates  remaining unreimbursed;

                                            (H)      to the Swap  Account for payment to the Swap  Counterparty,  any Swap  Termination
                           Payments due to a Swap Counterparty Trigger Event;

                                            (I)      to the Class I-SB  Certificates,  (A) from the amount,  if any,  of the  Available
                           Distribution  Amount  remaining  after  the  foregoing  distributions,  the sum of (I)  Accrued  Certificate
                           Interest thereon, (II) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (III) for any Distribution  Date after the Certificate  Principal  Balance of each Class I-A Certificate and Class I-M Certificate has been reduced to zero, the  Overcollateralization  Amount, and (B) from the Net
                           Swap Payments owed by the Swap  Counterparty,  if any, the amount of such Net Swap Payments  remaining after the foregoing distributions; and

                                            (J)      to the Class  I-R-III  Certificateholders,  the balance,  if any, of the Available
                           Distribution Amount.

                           All payments of amounts in respect of Basis Risk Shortfall made pursuant to Section  4.02(c)(I)(i)(E) shall, for federal  income tax  purposes,  be deemed to have been  distributed  from REMIC III to the holder of the
                           Class  I-SB  Certificates  and then paid  outside  of any REMIC to the  recipients  thereof  pursuant  to an interest rate cap contract.  By accepting their  Certificates the holders of the Certificates agree to treat such  payments in the manner  described  in the  preceding  sentence for purposes of filing their income tax returns.

                                        (ii)The Group I Principal  Distribution Amount payable to the Class I-A  Certificateholders and the Class I-M Certificateholders shall be distributed as follows:

(A)      first, the Class I-A Principal  Distribution  Amount shall be distributed to the Class I-A  Certificateholders  as follows (i)
         47.1434557899%  of such amount shall be distributed to the Class I-A-1  Certificates  until the  Certificate
         Principal  Balance  thereof  has been  reduced to zero,  and (ii)  52.8565442101%  of such  amount  shall be distributed to the Class I-A-2 Certificates and Class I-A-3 Certificates,  on a pro rata basis in accordance with their respective Certificate Principal Balances,  until the Certificate Principal Balances thereof have been reduced to zero; provided,  however, that if a Sequential Trigger Event is in effect, such amount shall be distributed first, to the Class I-A-2  Certificates  until the Certificate  Principal Balance thereof has been reduced to zero, and second, to the Class I-A-3  Certificates  until the Certificate  Principal Balance thereof has been reduced to zero;

(B)      second,  the Class  I-M-1  Principal  Distribution  Amount  shall be  distributed  to the Class I-M-1  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero;

(C)      third,  the Class  I-M-2  Principal  Distribution  Amount  shall be  distributed  to the Class  I-M-2  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero;

(D)      fourth,  the Class  I-M-3  Principal  Distribution  Amount  shall be  distributed  to the Class I-M-3  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero;

(E)      fifth,  the Class  I-M-4  Principal  Distribution  Amount  shall be  distributed  to the Class  I-M-4  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero;

(F)      sixth,  the Class  I-M-5  Principal  Distribution  Amount  shall be  distributed  to the Class  I-M-5  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero;

(G)      seventh,  the Class I-M-6  Principal  Distribution  Amount  shall be  distributed  to the Class I-M-6  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero;

(H)      eighth,  the Class  I-M-7  Principal  Distribution  Amount  shall be  distributed  to the Class I-M-7  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero;

(I)      ninth,  the Class  I-M-8  Principal  Distribution  Amount  shall be  distributed  to the Class  I-M-8  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero; and

(J)      tenth,  the Class  I-M-9  Principal  Distribution  Amount  shall be  distributed  to the Class  I-M-9  Certificates  until the
         Certificate Principal Balance thereof has been reduced to zero.

(iii)    Notwithstanding the foregoing clauses (c)(I)(i) and (c)(I)(ii),  upon the reduction of the Certificate  Principal Balance of a
         Class of Class I-A  Certificates or Class I-M  Certificates to zero, such Class of Certificates  will not be entitled to further  distributions  pursuant  to Section  4.02,  including,  without  limitation,  the  payment of current and unreimbursed  Prepayment  Interest  Shortfalls  pursuant  to clauses  (c)(I)(i)(C)  and  (c)(I)(i)(D)  and Basis Risk
         Shortfall pursuant to clause (c)(I)(i)(E).

(iv)     Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder  thereof,  and the
         Depository  shall be solely  responsible  for  crediting  the  amount of such  distribution  to the  accounts  of its
         Depository  Participants in accordance with its normal procedures.  Each Depository  Participant shall be responsible for disbursing  such  distribution to the  Certificate  Owners that it represents and to each indirect  participating brokerage  firm (a  “brokerage  firm”)  for which it acts as agent.  Each  brokerage  firm shall be  responsible  for disbursing funds to the Certificate Owners that it represents.  None of the Trustee, the Certificate  Registrar,  the
         Company or the Master Servicer shall have any responsibility therefor.

(v)      Except as  otherwise  provided  in Section  9.01 of the  Standard  Terms,  if the  Master  Servicer  anticipates  that a final distribution  with  respect  to any Class of  Certificates  will be made on a future  Distribution  Date,  the Master
         Servicer  shall,  no later than 40 days prior to such final  Distribution  Date,  notify the  Trustee and the Trustee shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding  the month of such final distribution,  distribute, or cause to be distributed, to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution with respect to such Class of Certificates will be made on such  Distribution  Date but only upon  presentation and surrender of such Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the related  Interest  Accrual Period.  In the event that  Certificateholders  required to surrender their  Certificates  pursuant to Section 9.01(c) of the Standard Terms do not surrender their  Certificates for final cancellation,  the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the
         Certificate Account and credited to a separate escrow account for the benefit of such  Certificateholders as provided in Section 9.01(d) of the Standard Terms.

                  (II)  With respect to the Group II Certifcates

                                        (A)(i)       from the  Available  Distribution  Amount  related  to the Group II Loans,  to the
                      Group II Certificates,  on a pro rata basis based on Accrued  Certificate  Interest payable on such  Certificates with respect to such Distribution  Date,  Accrued  Certificate  Interest on such Classes of Group II Certificates for such  Distribution  Date, plus any Accrued  Certificate  Interest thereon  remaining unpaid from any previous
                      Distribution Date except as provided in the last paragraph of this Section  4.02(c)(II)(A)  (the “Group II Senior
                      Interest Distribution Amount”);

                                        (ii)to the Group II Senior  Certificates,  in the  priorities  and amounts set forth in Section
                      4.02(c)(II)(B)(1)  and  4.02(c)(II)(B)(2),  the sum of the following (applied to reduce the Certificate Principal
                      Balances of such Senior Certificates, as applicable):

                                        (a) the Group II Senior Percentage for such Distribution Date times the sum of the following:

                                            (1) the  principal  portion of each  Monthly  Payment  due during the related Due Period on each  Outstanding  Mortgage  Loan in Loan  Group II,  whether  or not  received  on or prior to the related  Determination  Date,  minus the  principal  portion of any related Debt Service  Reduction which together with other Bankruptcy Losses exceeds the related Bankruptcy Amount;

                                            (2)      the Stated  Principal  Balance of any Mortgage  Loan in Loan Group II  repurchased during the preceding  calendar  month (or deemed to have been so  repurchased  in  accordance  with
                                    Section  3.07(b))  pursuant to Section  2.02,  2.03,  2.04 or 4.07 and the amount of any  shortfall deposited in the Custodial  Account in connection with the  substitution of a Deleted Mortgage Loan from Loan Group II pursuant to Section 2.03 or 2.04 during the preceding calendar month; and

                                            (3)      the principal  portion of all other  unscheduled  collections with respect to Loan
                                    Group II (other  than  Principal  Prepayments  in Full and  Curtailments  and  amounts  received in connection  with a Cash  Liquidation  or REO  Disposition  of a  Mortgage  Loan  in Loan  Group  II
                                    described in Section 4.02(c)(II)(A)(ii)(b) of this Series Supplement,  including without limitation any related  Insurance  Proceeds,  Liquidation  Proceeds and REO  Proceeds),  including  Subsequent
                                    Recoveries,  received  during the preceding  calendar  month (or deemed to have been so received in accordance  with Section  3.07(b)) to the extent  applied by the Master  Servicer as  recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms;

                                        (b)      with respect to each Mortgage Loan in Loan Group II for which a Cash  Liquidation or a
                            REO Disposition  occurred  during the preceding  calendar month (or was deemed to have occurred during such period in accordance with Section  3.07(b)) and did not result in any Excess Special Hazard Losses,  Excess
                            Fraud Losses,  Excess Bankruptcy  Losses or Extraordinary  Losses, an amount equal to the lesser of (i) the
                            Group II Senior  Percentage for such  Distribution Date times the Stated Principal Balance of such Mortgage
                            Loan and (ii) the Group II Senior  Accelerated  Distribution  Percentage for such  Distribution  Date times
                            the  related  unscheduled  collections  (including  without  limitation  Insurance  Proceeds,   Liquidation
                            Proceeds and REO Proceeds) to the extent  applied by the Master  Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms;

                                        (c)      the Group II Senior  Accelerated  Distribution  Percentage for such  Distribution Date times the aggregate of all Principal  Prepayments  in Full  received in the related  Prepayment  Period and
                            Curtailments with respect to Loan Group II received in the preceding calendar month;

                                        (d)      any amounts  described in  subsection  (ii),  clauses (1), (2) and (3) of this Section
                            4.02(c)(II)(A),  as determined for any previous  Distribution  Date, which remain unpaid after  application of amounts  previously  distributed  pursuant to this  clause (d) to the extent  that such  amounts are not attributable to Realized Losses which have been allocated to the Group II Subordinate Certificates;

                                        (e)      the related Capitalization  Reimbursement Amount for such Distribution Date multiplied by a fraction,  the numerator of which is the related Senior Principal  Distribution Amount, without giving effect to this clause (F), and the  denominator of which is the sum of the principal  distribution  amounts for all Classes of  Certificates  derived from the related  Available  Distribution  Amount  without giving effect to any reductions for the Capitalization Reimbursement Amount;

                                        (iii)  if the  Certificate  Principal  Balances of the Group II Subordinate  Certificates  have not been reduced to zero,  to the Master  Servicer or a  Sub-Servicer,  by remitting for deposit to the Custodial
                      Account,  to the extent of and in reimbursement  for any Advances or Sub-Servicer  Advances  previously made with respect to any  Mortgage  Loan or REO  Property in Loan Group II which  remain  unreimbursed  in whole or in part following  the Cash  Liquidation  or REO  Disposition  of such  Mortgage  Loan or REO  Property,  minus  any such
                      Advances that were made with respect to delinquencies  that ultimately  constituted Excess Special Hazard Losses,
                      Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                                        (iv)   to the  Holders of the Class  II-M-1  Certificates,  the  Accrued  Certificate  Interest
                      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

                                        (v)    to the  Holders  of the  Class  II-M-1  Certificates,  an  amount  equal to the Group II
                      Subordinate  Principal  Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class II-M-1 Certificates;

                                        (vi)   to the  Holders of the Class  II-M-2  Certificates,  the  Accrued  Certificate  Interest
                      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

                                        (vii)  to the  Holders  of the  Class  II-M-2  Certificates,  an  amount  equal to the Group II
                      Subordinate  Principal  Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class II-M-2 Certificates;

                                        (viii) to the  Holders of the Class  II-M-3  Certificates,  the  Accrued  Certificate  Interest
                      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

                                        (ix)   to the  Holders  of the  Class  II-M-3  Certificates,  an  amount  equal to the Group II
                      Subordinate  Principal  Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                                        (x)    to the  Holders of the Class  II-B-1  Certificates,  the  Accrued  Certificate  Interest
                      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

                                        (xi)   to the  Holders  of the  Class  II-B-1  Certificates,  an  amount  equal to the Group II
                      Subordinate  Principal  Distribution Amount for such Class of Certificates for such Distribution Date, applied in reduction of the Certificate Principal Balance of the Class II-B-1 Certificates;

                                        (xii)  to the  Holders of the Class  II-B-2  Certificates,  the  Accrued  Certificate  Interest
                      thereon for such  Distribution  Date, plus any Accrued  Certificate  Interest  thereon  remaining unpaid from any previous Distribution Date, except as provided below;

                                        (xiii) to the Holders of the Class  II-B-2  Certificates,  an amount  equal to the  Subordinate
                      Principal  Distribution  Amount for such Class of Certificates for such Distribution  Date,  applied in reduction of the Certificate Principal Balance of the Class II-B-2 Certificates;

                                        (xiv)  to the  Holders  of the  Class  II-B-3  Certificates,  an  amount  equal to the  Accrued
                      Certificate  Interest  thereon  for  such  Distribution  Date,  plus any  Accrued  Certificate  Interest  thereon remaining unpaid from any previous Distribution Date, except as provided below;

                                        (xv)   to the Holders of the Class  II-B-3  Certificates,  an amount  equal to the  Subordinate
                      Principal  Distribution  Amount for such Class of Certificates for such Distribution  Date,  applied in reduction of the Certificate Principal Balance of the Class II-B-3 Certificates;

                                        (xvi)  to  the  Group  II  Senior   Certificates,   in  the   priority  set  forth  in  Section
                      4.02(c)(II)(B) of this Series  Supplement,  the portion,  if any, of the Available  Distribution  Amount for Loan
                      Group II remaining after the foregoing  distributions,  applied to reduce the Certificate  Principal  Balances of such  Group II Senior  Certificates,  but in no event  more than the  aggregate  of the  outstanding  Certificate
                      Principal  Balances of each such Class of Group II Senior  Certificates,  and thereafter,  to each Class of Group
                      II Subordinate  Certificates then outstanding  beginning with such Class with the Highest  Priority,  any portion of the Available  Distribution  Amount for Loan Group II remaining  after the Group II Senior  Certificates  have been retired,  applied to reduce the  Certificate  Principal  Balance of each such Class of Group II  Subordinate
                      Certificates,  but in no event  more than the  outstanding  Certificate  Principal  Balance of each such Class of
                      Group II Subordinate Certificates; and

                                        (xvii) to the Class II-R-I  Certificates,  the balance,  if any, of the Available  Distribution
                      Amount for Loan Group II.

                                        Notwithstanding the foregoing,  on any Distribution Date, with respect to the Class of Group II
                      Subordinate  Certificates  outstanding on such  Distribution  Date with the Lowest Priority,  or in the event the
                      Group II  Subordinate  Certificates  are no  longer  outstanding,  the  Group  II  Senior  Certificates,  Accrued
                      Certificate  Interest thereon remaining unpaid from any previous  Distribution Date will be distributable only to the extent that (1) a shortfall  in the amounts  available  to pay Accrued  Certificate  Interest on any Class of
                      Group II  Certificates  results from an interest rate reduction in connection with a Servicing  Modification,  or
                      (2) such unpaid Accrued  Certificate  Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required  Advance,  or the determination by the Master Servicer that any proposed
                      Advance  would be a  Nonrecoverable  Advance with respect to the related  Mortgage  Loan where such Mortgage Loan has not yet been the  subject of a Cash  Liquidation  or REO  Disposition  or the related  Liquidation  Proceeds,
                      Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

                                        (B) (1)      The  Group  II  Senior  Principal  Distribution  Amount  shall be  distributed  as follows:  (A) first, to the Class II-R-I  Certificates  until the Certificate  Principal Balance thereof has been reduced  to zero  and (B)  second,  any  remaining  amount  to the  Class  I-A-1  Certificates  and  Class  I-A-2
                      Certificates,  concurrently  on a pro rata  basis in  accordance  with  their  respective  Certificate  Principal
                      Balances, until the Certificate Principal Balances thereof have been reduced to zero;

                                        (2)      After the reduction of the Certificate  Principal Balances of the Senior  Certificates
                      in a Certificate  Group to zero but prior to the Credit Support  Depletion Date, the related Senior  Certificates will be entitled to no further  distributions of principal thereon and the related Available  Distribution Amount will be distributed solely to the holders of the Subordinate Certificates, in each case as described herein.

                                        (3)      In  addition  to  the  foregoing   distributions,   with  respect  to  any  Subsequent
                      Recoveries,  the Master  Servicer  shall  deposit  such  funds into the  Custodial  Account  pursuant  to Section
                      3.07(b)(iii).  If,  after  taking into  account  such  Subsequent  Recoveries,  the amount of a Realized  Loss is reduced,  the amount of such  Subsequent  Recoveries  will be  applied  to  increase  the  Certificate  Principal
                      Balance,  first, of the Class I-A Certificates,  and then, of the Class of Group II Certificates with the Highest
                      Priority to which Realized  Losses,  other than Excess  Bankruptcy  Losses,  Excess Fraud Losses,  Excess Special
                      Hazard Losses and Extraordinary  Losses, have been allocated,  but not by more than the amount of Realized Losses previously  allocated  to that  Class of Group II  Certificates  pursuant  to  Section  4.05.  The  amount of any remaining  Subsequent  Recoveries will be applied to increase the Certificate  Principal  Balance of the Class of
                      Group II  Certificates  with the next  Lower  Priority,  up to the  amount  of such  Realized  Losses  previously allocated to that Class of Group II Certificates  pursuant to Section 4.05. Any remaining  Subsequent  Recoveries will in turn be applied to  increase  the  Certificate  Principal  Balance of the Class of Group II  Certificates
                      with the next Lower  Priority up to the amount of such  Realized  Losses  previously  allocated  to that Class of
                      Group II Certificates  pursuant to Section 4.05, and so on. Holders of such  Certificates will not be entitled to any payment in respect of Accrued  Certificate  Interest on the amount of such increases for any Interest Accrual
                      Period  preceding the  Distribution  Date on which such increase  occurs.  Any such increases shall be applied to the  Certificate  Principal  Balance  of each  Certificate  of such  Class  in  accordance  with  its  respective
                      Percentage Interest.

                  (d)      Each  distribution  with  respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for  crediting  the amount of such  distribution  to the  accounts  of its
Depository  Participants in accordance with its normal  procedures.  Each  Depository  Participant  shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect  participating  brokerage firm (a “brokerage firm”)
for which it acts as  agent.  Each  brokerage  firm  shall be  responsible  for  disbursing  funds to the  Certificate  Owners  that it represents.  None of the  Trustee,  the  Certificate  Registrar,  the  Company or the  Master  Servicer  shall have any  responsibility therefor.

                  (e)      Except as otherwise provided in Section 9.01 of the Standard Terms, if the Master Servicer  anticipates that a final  distribution with respect to any Class of Certificates will be made on a future  Distribution Date, the Master Servicer shall, no later than 40 days prior to such final  distribution,  notify the Trustee and the Trustee  shall,  not earlier than the 15th day and not later than 25th day of the month next preceding the month of such final distribution,  distribute,  or cause to be distributed,  to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee  anticipates  that the final  distribution  with respect  to such  Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and  surrender  of such
Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the related  Interest  Accrual  Period.  In the event that  Certificateholders  required to  surrender  their
Certificates  pursuant to Section  9.01(c) of the Standard  Terms do not  surrender  their  Certificates  for final  cancellation,  the
Trustee shall cause funds  distributable  with respect to such  Certificates to be withdrawn from the Certificate  Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

                  (f)      On the  Distribution  Date  immediately  following  the last month during  which a Prepayment  Charge may be assessed on a Mortgage  Loan,  or upon the  termination  of the Trust Fund  pursuant to Section  9.01, an amount equal to the Class I-P
Reserve  Account  Amount shall be withdrawn  from the  Certificate  Account and  distributed by the Trustee to Holders of the Class I-P
Certificates  until the  Certificate  Principal  Balance thereof has been reduced to zero and an amount equal to the Class II-P Reserve
Account  Amount  shall be  withdrawn  from the  Certificate  Account  and  distributed  by the  Trustee  to  Holders  of the Class II-P
Certificates  until the Certificate  Principal Balance thereof has been reduced to zero. In addition,  on each  Distribution  Date, all amounts  transferred  from the Class P Reserve Account  representing  Prepayment  Charges in respect of the Prepayment  Charge Loans in
Loan Group I or Loan Group II, as applicable,  received  during the related  Prepayment  Period will be withdrawn from the  Certificate
Account and  distributed by the Trustee to Holders of the related Class P Certificates  and shall not be available for  distribution to the Holders of any other Class of Certificates.

Section 4.03.     Statements to  Certificateholders;  Statements to the Rating Agencies;  Exchange Act Reporting.  (See Section 4.03 of
the Standard Terms)

Section 4.04.     Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

                  (a)      (See Section 4.04(a) of the Standard Terms).

                  (b)      On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date, the Master  Servicer shall either (i) deposit in the Certificate  Account from its own funds, or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate amount equal to the aggregate  amount of Monthly  Payments (with each interest  portion thereof  adjusted to the Net Mortgage Rate),  less the amount of any related Servicing  Modifications,  Debt Service  Reductions or reductions in the amount of interest  collectable from the
Mortgagor pursuant to the  Servicemembers  Civil Relief Act, as amended,  or similar  legislation or regulations then in effect, on the
Outstanding  Mortgage Loans as of the related Due Date,  which Monthly Payments were not received as of the close of business as of the related  Determination Date;  provided that no Advance shall be made if it would be a Nonrecoverable  Advance;  and provided,  further, that the Monthly Payment  for purposes of this Section  4.04 shall mean the minimum monthly payment due under the Mortgage Note, net of the Servicing Fee and Subservicing  Fee, (ii) withdraw from amounts on deposit in the Custodial  Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such  Advance,  or (iii) make advances in the form of any  combination  of (i) and (ii)  aggregating  the  amount  of such  Advance.  Any  portion  of the  Amount  Held  for  Future
Distribution  so used  shall be  replaced  by the  Master  Servicer  by deposit  in the  Certificate  Account  on or before  11:00 A.M.
placeStateNew  York time on any future  Certificate  Account  Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the Certificate  Account on such Certificate  Account Deposit Date shall be less than  payments  to  Certificateholders  required to be made on the  following  Distribution  Date.  The Master  Servicer  shall be entitled to use any Advance made by a Subservicer as described in Section  3.07(b) that has been deposited in the Custodial  Account on or before such  Distribution  Date as part of the Advance made by the Master Servicer  pursuant to this Section 4.04. The amount of any reimbursement  pursuant to Section 4.02(a) in respect of outstanding  Advances on any Distribution  Date shall be allocated to specific
Monthly Payments due but delinquent for previous Due Periods,  which allocation  shall be made, to the extent  practicable,  to Monthly
Payments  which  have  been  delinquent  for the  longest  period  of time.  Such  allocations  shall be  conclusive  for  purposes  of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made, would  constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officers’  Certificate of the Master Servicer  delivered to the
Company and the Trustee.

         If the Master  Servicer  determines  as of the Business Day  preceding any  Certificate  Account  Deposit Date that it will be unable to  deposit in the  Certificate  Account an amount  equal to the  Advance  required  to be made for the  immediately  succeeding
Distribution  Date, it shall give notice to the Trustee of its  inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such  Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M., New York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly deposited  in the  Certificate  Account  such  portion of the amount of the  Advance as to which the Master  Servicer  shall have given notice  pursuant to the preceding  sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations of the Master
Servicer  under this  Agreement  in  accordance  with  Section 7.01 and (b) assume the rights and  obligations  of the Master  Servicer hereunder,  including  the  obligation  to deposit  in the  Certificate  Account an amount  equal to the  Advance  for the  immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,  Deficient  Valuation or REO Disposition that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest  rate on a Mortgage  Loan,  the amount of the  reduction  in the interest  portion of the Monthly  Payment due in the month in which such Distribution Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers’ Certificate.

         (i) (A)  All Realized  Losses on the Group I Loans shall be  allocated  or, with  respect to clause (2) below,  such  Realized
Losses on the Group I Loans shall be reduced, as follows:

(1)      first, to the Excess Cash Flow as part of the Principal  Distribution Amount as provided in Section 4.02(c)(I),  to the extent of the Excess Cash Flow for such Distribution Date,

(2)      second, by Net Swap Payments pursuant to Section 4.09(c);

(3)      third,in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

(4)      fourth,to the Class I-M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(5)      fifth,to the Class I-M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(6)      sixth, to the Class I-M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(7)      seventh, to the Class I-M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(8)      eighth, to the Class I-M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(9)      ninth,to the Class I-M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(10)     tenth,to the Class I-M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

(11)     eleventh,to the Class I-M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(12)     twelfth,to the Class I-M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                  (B)      Any  allocation  of the principal  portion of Realized  Losses on the Group I Loans (other than Debt Service
         Reductions) to Class I-M Certificates on any  Distribution  Date shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation shall be deemed to have occurred on such  Distribution  Date, until the
         Certificate  Principal Balance thereof has been reduced to zero;  provided,  that no such reduction shall reduce the aggregate
         Certificate  Principal  Balance  of the Group I  Certificates  below the  aggregate  Stated  Principal  Balance of the Group I
         Loans.  Allocations of the interest  portions of Realized  Losses on the Group I Loans (other than any interest rate reduction resulting from a Servicing  Modification) to any Class I-M  Certificates on any  Distribution  Date shall be made by operation of the definition of “Accrued  Certificate  Interest” for each Class for such Distribution  Date.  Allocations of the interest portion of a Realized  Loss on the Group I Loans  resulting  from an interest rate  reduction in  connection  with a Servicing
         Modification  shall be made by operation of the priority of payment  provisions  of Section  4.02(c)(I).  All Realized  Losses and all other losses  allocated to a Class of Group I Certificates  hereunder will be allocated among the Certificates of such
         Class in proportion to the Percentage Interests evidenced thereby.

                  (C)      Realized Losses shall be allocated among the REMIC I Regular  Interests  pursuant to the definition of REMIC
         I Realized Losses and the REMIC II Regular Interests pursuant to the definition of REMIC II Realized Losses.

                  (D)      Realized Losses on the Group I Loans allocated to the Excess Cash Flow or the  Overcollateralization  Amount
         pursuant to paragraphs (A), (B) or (C) of this Section  4.05(a)(i)(A),  the definition of Accrued Certificate Interest and the operation of  Section 4.02(c)(I)  shall be deemed  allocated to the Class I-SB  Certificates.  Realized  Losses on the Group I
         Loans  allocated to the Class I-SB  Certificates  shall, to the extent such Realized  Losses  represent  Realized Losses on an interest portion,  be allocated to REMIC III Regular Interest  I-SB-IO.  Realized Losses on the Group I Loans allocated to the
         Excess Cash Flow pursuant to paragraph  (b) of this  Section shall be deemed to reduce Accrued  Certificate  Interest on REMIC
         III Regular Interest I-SB-IO. Realized Losses on the Group I Loans allocated to the  Overcollateralization  Amount pursuant to paragraph  (b) of this  Section shall  be deemed first to reduce the principal  balance of REMIC III Regular  Interest I-SB-PO until such principal  balance shall have been reduced to zero and  thereafter to reduce  accrued and unpaid  interest on REMIC
         III Regular Interest I-SB-IO.

         (ii) All Realized Losses on the Group II Loans shall be allocated as follows::

               Prior to each  Distribution  Date, the Master  Servicer shall determine the total amount of Realized Losses on the Group
        II Loans, if any, that resulted from any Cash Liquidation,  Servicing Modification, Debt Service Reduction, Deficient Valuation
        or REO  Disposition  that  occurred  during the  related  Prepayment  Period or, in the case of a Servicing  Modification  that constitutes  a reduction of the interest rate on a Group II Loan,  the amount of the  reduction in the interest  portion of the
        Monthly  Payment due during the related Due Period.  The amount of each  Realized Loss on the Group II Loans shall be evidenced by an  Officers’  Certificate.  All  Realized  Losses  on the  Group  II  Loans,  other  than  Excess  Special  Hazard  Losses,
        Extraordinary  Losses,  Excess  Bankruptcy  Losses or Excess Fraud Losses,  shall be allocated as follows:  first, to the Class
        II-B-3  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero;  second,  to the Class II-B-2
        Certificates until the Certificate  Principal Balance thereof has been reduced to zero; third, to the Class II-B-1 Certificates until the Certificate  Principal Balance thereof has been reduced to zero;  fourth, to the Class II-M-3  Certificates until the
        Certificate  Principal Balance thereof has been reduced to zero; fifth, to the Class II-M-2  Certificates until the Certificate
        Principal Balance thereof has been reduced to zero;  sixth, to the Class II-M-1  Certificates  until the Certificate  Principal
        Balance  thereof has been reduced to zero;  and,  thereafter,  such  Realized  Losses shall be allocated to the Group II Senior
        Certificates,  on a pro rata basis  provided,  however,  that after the Credit Support  Depletion  Date,  such Realized  Losses otherwise  allocable to the Class II-A-1  Certificates will be allocated to the Class II-A-2 Certificates until the Certificate
        Principal  Balance of the Class II-A-2  Certificates  has been reduced to zero.  The Group II Senior  Percentage  of any Excess
        Special Hazard Losses,  Excess Bankruptcy  Losses,  Excess Fraud Losses or Extraordinary  Losses on the Group II Loans shall be allocated to the Group II Senior  Certificates,  on a pro rata basis.  The remainder of such Realized  Losses will be allocated among the Class II-M Certificates and Class II-B Certificates on a pro rata basis.

               On any  Distribution  Date,  Realized Losses will be allocated as set forth herein before  distributions of principal on the Certificates as set forth herein.

               As used  herein,  an  allocation  of a  Realized  Loss on a “pro rata  basis”  among two or more  specified  Classes  of
        Certificates  means an  allocation  on a pro rata  basis,  among the  various  Classes  so  specified,  to each  such  Class of
        Certificates on the basis of their then outstanding  Certificate  Principal Balances prior to giving effect to distributions to be made on such Distribution  Date in the case of the principal portion of a Realized Loss or based on the Accrued  Certificate
        Interest thereon payable on such Distribution Date (without regard to any Compensating  Interest for such Distribution Date) in the case of an interest  portion of a Realized  Loss.  Except as provided in the  following  sentence,  any  allocation  of the principal portion of Realized Losses (other than Debt Service  Reductions) to a Class of Certificates shall be made by reducing the Certificate  Principal  Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date;  provided that no such  reduction  shall reduce the aggregate  Certificate  Principal  Balance of the
        Certificates  below the aggregate Stated  Principal  Balance of the Mortgage Loans in the related loan group. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate  Certificates then outstanding with the Lowest  Priority shall be made by operation of the definition of “Certificate  Principal  Balance” and by operation of the  provisions  of Section  4.02(a).  Allocations  of the interest  portions of Realized  Losses (other than any interest rate reduction resulting from a Servicing  Modification)  shall be made in proportion to the amount of Accrued Certificate  Interest and by operation of the definition of “Accrued  Certificate  Interest” and by operation of the  provisions of Section  4.02(a).
        Allocations  of the  interest  portion of a Realized  Loss  resulting  from an interest  rate  reduction in  connection  with a
        Servicing  Modification  shall be made by operation of the provisions of Section 4.02(a).  Allocations of the principal portion of Debt Service  Reductions shall be made by operation of the provisions of Section 4.02(a).  All Realized Losses and all other losses  allocated to a Class of Certificates  hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

         Realized  Losses shall be allocated  among the  Uncertificated  REMIC I Regular  Interests as specified in the  definition  of
REMIC I Realized Losses.

         Realized  Losses shall be allocated  among the  Uncertificated  REMIC II Regular  Interests as specified in the  definition of
REMIC II Realized Losses.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the Standard Terms.)

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms.)

Section 4.08.     Surety Bond.  (See Section 4.08 of the Standard Terms.)

Section 4.09.     Swap Agreement.

(a)      On the  Closing  Date,  the  Trustee  shall  (i)  establish  and  maintain  in its  name,  in  trust  for the  benefit  of the
Certificateholders,  the Swap  Account  and (ii) for the  benefit  of the  Certificateholders,  cause the Trust to enter  into the Swap
Agreement.

(b)      The Trustee shall deposit in the Swap Account all payments  that are payable to the Trust Fund under the Swap  Agreement.  Net
Swap Payments and Swap Termination  Payments (other than Swap Termination  Payments  resulting from a Swap Counterparty  Trigger Event)
payable by the Trust Fund to the Swap  Counterparty  pursuant to the Swap Agreement  shall be excluded from the Available  Distribution
Amount and payable to the Swap Counterparty  prior to any  distributions to the  Certificateholders.  On each  Distribution  Date, such amounts  will be remitted by the Trustee to the Swap Account for payment to the Swap  Counterparty,  first to make any Net Swap Payment owed to the Swap  Counterparty  pursuant to the Swap  Agreement for such  Distribution  Date,  and second to make any Swap  Termination
Payment  (not due to a Swap  Counterparty  Trigger  Event)  owed to the Swap  Counterparty  pursuant  to the  Swap  Agreement  for such
Distribution  Date. For federal  income tax purposes,  such amounts paid to the Swap Account on each  Distribution  Date shall first be deemed  paid to the Swap  Account  in respect of  REMIC III  Regular  Interest  IO to the  extent of the amount  distributable  on such
REMIC III Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the Swap Account in respect of the  SB-AM  Swap  Agreement.  Any  Swap  Termination  Payment  triggered  by a Swap  Counterparty  Trigger  Event  owed to the  Swap
Counterparty  pursuant to the Swap Agreement will be subordinated to  distributions  to the Holders of the Class I-A  Certificates  and
Class I-M Certificates and shall be paid as set forth under Section 4.02 and 4.09(c).

(c)      Net Swap Payments  payable by the Swap  Counterparty to the Trustee on behalf of the Trust Fund pursuant to the Swap Agreement
will be  deposited  by the Trustee into the Swap  Account.   On each  Distribution  Date,  to the extent  required,  the Trustee  shall withdraw such amounts from the Swap Account to distribute to the  Certificates in the following order of priority,  after giving effect to distributions of Excess Cashflow pursuant to Section 4.02(c)(I)(i)(C), 4.02(c)(I)(i)(D) and 4.02(c)(I)(i)(E):

(A)      first,  to pay any Net Swap Payment  owed to the Swap  Counterparty  pursuant to the Swap  Agreement  that remain  unpaid from previous Distribution Dates;

(B)      second, to pay any Swap Termination  Payment to the Swap  Counterparty,  other than any Swap Termination  Payments owed to the
         Swap Counterparty due to a Swap Counterparty Trigger Event;

(C)      third,  to pay to the  Class  I-A  Certificates  pro rata any  Accrued  Certificate  Interest  on such  Distribution  Date and remaining unpaid from prior Distribution Dates together with interest thereon;

(D)      fourth, to pay to the holders of the Class I-M Certificates,  in order of priority,  any Accrued Certificate  Interest on such
         Distribution Date and remaining unpaid from prior Distribution Dates together with interest thereon;

(E)      fifth, as part of the Group I Principal  Distribution  Amount, to pay to the Class I-A Certificates and Class I-M Certificates
         an amount  equal to the  lesser of:  (i) any  Overcollateralization  Increase  Amount  and (ii) the  principal  portion of any
         Realized Losses previously allocated thereto that remain unreimbursed;

(F)      sixth, to pay concurrently to the holders of the Class  I-A Certificates the amount of any Basis Risk Shortfall  Carry-Forward
         Amount for such Class as of such Distribution Date up to the respective Swap Payment Allocation for that Distribution Date;

(G)      seventh, to pay to the holders of the Class  I-M Certificates,  according to the priority set forth in  4.02(c)(I)(i)(A),  the amount of any Basis Risk  Shortfall  Carry-Forward  Amount for such Class as of such  Distribution  Date up to the  respective
         Swap Payment Allocation for that Distribution Date;

(H)      eighth,  to pay  concurrently  to the Class I-A  Certificates  and Class  I-M Certificates,  pro rata based on the  respective amounts of any Basis Risk Shortfall  Carry-Forward  Amount for such Class for such  Distribution  Date remaining  unpaid as of that Distribution Date, the amount of such Basis Risk Shortfall Carry-Forward Amounts;

(I)      ninth,  to the Class I-M  Certificates,  in order of  priority,  the  principal  portion  of any  Realized  Losses  previously allocated thereto that remain unreimbursed;

(J)      tenth, to pay any Swap Termination Payments owed to the Swap Counterparty due to a Swap Counterparty Trigger Event; and

(K)      eleventh, to pay the Class I-SB Certificates any balance remaining.

(d)      Subject to Sections 8.01 and 8.02 of the Standard  Terms,  the Trustee  agrees to comply with the terms of the Swap  Agreement and to enforce the terms and provisions  thereof against the Swap  Counterparty at the written direction of the Holders of Certificates entitled to at least 51% of the Voting Rights,  or if the Trustee does not receive such direction  from such  Certificateholders,  then at the written direction of Residential Funding.

(e)      The Swap  Account  shall be an  Eligible  Account.  Amounts  held in the Swap  Account  from time to time  shall  continue  to constitute  assets of the Trust Fund, but not of the REMICs,  until released from the Swap Account pursuant to this  Section 4.09.  The
Swap Account  constitutes an “outside reserve fund” within the meaning of Treasury  Regulation Section 1.860G-2(h)  and is not an asset of the  REMICs.  The Class I-SB  Certificateholders  shall be the owners of the Swap  Account.  The  Trustee  shall keep  records  that accurately  reflect the funds on deposit in the Swap  Account.  The Trustee  shall,  at the written  direction of the Master  Servicer, invest  amounts on deposit in the Swap Account in Permitted  Investments.  In the absence of written  direction to the Trustee from the
Master Servicer, all funds in the Swap Account shall remain uninvested.

(f)      The Trustee  shall enter into the SB-AM Swap  Agreement on behalf of the holders of the Class I-A  Certificates  and Class I-M
Certificates  on the one hand,  and on behalf of the holders of the Class I-SB  Certificates  on the other hand.  Pursuant to the SB-AM
Swap Agreement,  all holders of Certificates  (other than the Class I-SB Certificate,  Class I-P and Class I-R  Certificates)  shall be treated as having agreed to pay, on each  Distribution  Date, to the holder of the Class I-SB Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such  Distribution Date on the REMIC III Regular Interest  corresponding to such Class of  Certificates  over (ii) the amount  payable on such Class of  Certificates  on such  Distribution  Date (such  excess,  a “Class IO
Distribution  Amount”).  In  addition,  pursuant  to the SB-AM Swap  Agreement,  the  holders of the Class I-SB  Certificates  shall be treated as having  agreed to pay the  related  Basis Risk  Shortfalls  to the holders of the  Certificates  (other than the Class I-SB,
Class I-P and Class I-R  Certificates) in accordance with the terms of this Agreement.  Any payments to the  Certificates  from amounts deemed  received in respect of the SB-AM Swap  Agreement  shall not be payments with respect to a “regular  interest” in a REMIC within the meaning of Code  Section 860G(a)(1).  However,  any payment from the Certificates (other than the Class I-SB Certificates and Class
I-R  Certificates)  of a Class IO Distribution  Amount shall be treated for tax purposes as having been received by the holders of such
Certificates in respect of the REMIC III Regular  Interest  corresponding to such Class of Certificates and as having been paid by such holders to the Swap Account  pursuant to the SB-AM Swap  Agreement.  Thus,  each  Certificate  (other than the Class I-R  Certificates)
shall be treated as  representing  not only  ownership of regular  interests  in REMIC III,  but also  ownership of an interest in, and obligations with respect to, a notional principal contract.

(g)      Upon the  occurrence of an Early  Termination  Date,  the Trustee  shall use  reasonable  efforts to appoint a successor  swap counterparty.  To the extent that the Trustee receives a Swap Termination  Payment from the Swap Counterparty,  the Trustee shall apply such Swap  Termination  Payment to appoint a  successor  swap  counterparty.  In the event that the trust  receives a Swap  Termination
Payment from the Swap  Counterparty  and a replacement  swap  agreement or similar  agreement  cannot be obtained  within 30 days after receipt by the  Trustee of such Swap  Termination  Payment,  then the  Trustee  shall  deposit  such Swap  Termination  Payment  into a separate,  non interest  bearing account and will, on each  subsequent  Distribution  Date,  withdraw from the amount then remaining on deposit  in such  reserve  account  an amount  equal to the Net Swap  Payment,  if any,  that  would have been paid to the Trust by the original Swap  Counterparty  calculated in accordance with the terms of the original Swap  Agreement,  and deposit such amount into the
Swap Account for distribution on such  Distribution Date pursuant to  Section 4.02(c).  To the extent that the Trust is required to pay a Swap  Termination  Payment to the Swap  Counterparty,  any upfront  payment  received from the  counterparty  to a  replacement  swap agreement will be used to pay such Swap Termination  Payment prior to using any portion of the Available  Distribution  Amount for such
Distribution Date.

Section 4.10.     Class P Reserve Account

         (a)      The Trustee  shall  establish a Class P Reserve  Account on behalf of the  Holders of the Class P  Certificates.  The
Class P Reserve Account must be an Eligible Account.  The Class P Reserve Account shall be entitled “Class P Reserve Account,  Deutsche
Bank Trust  Company  Americas,  as Trustee  for the benefit of holders of  Residential  Accredit  Loans,  Inc.,  Mortgage  Asset-Backed
Pass-Through  Certificates,  Series  2006-QA5,”  (the “Class P Reserve  Account”).  On the Closing Date, the Depositor  will cause,  on behalf of the Trust,  the Class P Reserve  Account Amount to be deposited into the Class P Reserve  Account.  In addition,  all amounts received by the Master Servicer in connection with  Prepayment  Charges on the Prepayment  Charge Loans shall be remitted by the Master
Servicer  on the  Certificate  Account  Deposit  Date to the  Trustee and shall be  deposited  by the Trustee  into the Class P Reserve
Account,  at the  direction of the Master  Servicer,  upon receipt  thereof.  Funds on deposit in the Class P Reserve  Account shall be held in trust by the Trustee for the holder of the Class P Certificates.

         (b)      On the Business Day prior to each  Distribution  Date,  the Trustee shall  withdraw the amount then on deposit in the
Class P Reserve Account  representing  Prepayment Charges in respect of the Prepayment Charge Loans in Loan Group I received during the related  Prepayment  Period and deposit  such amount into the  Certificate  Account to be  distributed  to the Holders of the Class I-P
Certificates in accordance with Section 4.02(f).  On the Business Day prior to each  Distribution  Date, the Trustee shall withdraw the amount then on deposit in the Class P Reserve  Account  representing  Prepayment  Charges in respect of the Prepayment  Charge Loans in
Loan Group II received during the related  Prepayment Period and deposit such amount into the Certificate  Account to be distributed to the Holders of the Class II-P Certificates in accordance with Section 4.02(f).

                                                              ARTICLE V

                                                           THE CERTIFICATES

Section 5.01.     The Certificates.

(A)      The Class I-A  Certificates  and Class II-A  Certificates,  Class I-M  Certificates  and Class II-M  Certificates,  Class II-B
Certificates and Class I-R  Certificates  and Class I-R Certificates  shall be substantially in the forms set forth in Exhibits A, B, C and D to the Standard Terms,  respectively,  and the Class I-SB  Certificates  and Class P Certificates  shall be  substantially in the forms set forth in Exhibits 6 and 7, hereto,  respectively,  and shall,  on original issue, be executed and delivered by the Trustee to the  Certificate  Registrar  for  authentication  and  delivery  to or upon the order of the  Company  upon  receipt by the  Trustee or
Custodian of the documents  specified in Section 2.01. The Certificates  shall be issuable in the minimum  denominations  designated in the Preliminary Statement.

         The  Certificates  shall be executed by manual or  facsimile  signature  on behalf of an  authorized  officer of the  Trustee.
Certificates  bearing the manual or facsimile  signatures of individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding  that such  individuals or any of them have ceased to hold such offices prior to the  authentication and delivery of such  Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any  benefit  under  this  Agreement,  or be valid  for any  purpose,  unless  there  appears  on such  Certificate  a  certificate  of authentication  substantially  in the form provided for herein  executed by the  Certificate  Registrar by manual  signature,  and such certificate  upon  any  Certificate  shall  be  conclusive  evidence,  and the only  evidence,  that  such  Certificate  has been  duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

Section 5.02.     Registration of Transfer and Exchange of Certificates

(a)      (See Section 5.02(a) of the Standard Terms)

(b)      Upon surrender for  registration  of transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class I-SB, Class P or Class I-R  Certificate,  upon  satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the  designated  transferee or  transferees,  one or more new  Certificates  of a like Class (or Subclass) and aggregate  Percentage
Interest.

(c)      (See Section 5.02(c) of the Standard Terms)

(d)      No transfer,  sale,  pledge or other  disposition of a Class I-SB, Class II-B or Class P Certificate shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the Securities Act of 1933, as amended, and any  applicable  state  securities  laws or is made in  accordance  with said Act and laws. In the event that a transfer of a Class
I-SB,  Class II-B or Class P Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee and the Company that such  transfer may be made  pursuant to an  exemption, describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate  thereof,  the Company or the Master Servicer shall provide such Opinion of
Counsel at their own expense);  provided that such Opinion of Counsel will not be required in connection  with the initial  transfer of any such  Certificate  by the Company or any Affiliate  thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the  transferee to execute a  representation  letter,  substantially  in the form of Exhibit H to the Standard  Terms,  and the
Trustee  shall  require the  transferor  to execute a  representation  letter,  substantially  in the form of Exhibit I to the Standard
Terms,  each  acceptable to and in form and  substance  satisfactory  to the Company and the Trustee  certifying to the Company and the
Trustee the facts surrounding such transfer,  which  representation  letters shall not be an expense of the Trustee, the Company or the
Master Servicer;  provided,  however, that such representation letters will not be required in connection with any transfer of any such
Certificate  by the Company or any Affiliate  thereof to the Company or an Affiliate of the Company,  and the Trustee shall be entitled to  conclusively  rely upon a  representation  (which,  upon the request of the Trustee,  shall be a written  representation)  from the
Company,  of the status of such  transferee  as an Affiliate of the Company or (ii) the  prospective  transferee  of such a Certificate shall be required to provide the Trustee,  the Company and the Master Servicer with an investment  letter  substantially in the form of
Exhibit J  attached  to the  Standard  Terms (or such  other  form as the  Company  in its sole  discretion  deems  acceptable),  which investment  letter shall not be an expense of the Trustee,  the Company or the Master  Servicer,  and which  investment  letter  states that,  among other things,  such  transferee (A) is a “qualified  institutional  buyer” as defined under Rule 144A,  acting for its own account or the  accounts of other  “qualified  institutional  buyers” as defined  under Rule 144A,  and (B) is aware that the  proposed transferor intends to rely on the exemption from registration  requirements  under the Securities Act of 1933, as amended,  provided by
Rule 144A. The Holder of any such Certificate  desiring to effect any such transfer,  sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company,  the Master Servicer and the Certificate  Registrar against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance  with such federal and state laws.

         (e)      (i)      Any  Transferee of any Group I Certificate  will be deemed to have  represented by virtue of its purchase or holding of such Certificate (or interest  therein) that such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of
                  1974, as amended  (“ERISA”),  or Section 4975 of the Code or a person  (including an insurance  company investing its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using “plan assets”
                  of any such plan to  effect  such  acquisition  (each,  a "Plan  Investor").  In the case of any Group I  Certificate presented for  registration in the name of any Person,  the prospective  transferee  shall be required to provide the
                  Trustee,  the Depositor  and the Master  Servicer with a  certification  to the effect set forth in Exhibit 8  hereto
                  (with  respect to a  Class I-A  Certificate,  Class I-M  Certificate,  Class I-P or Class SB  Certificate,  provided, however  that  such  certification  shall  be  deemed  to have  been  given by any  Class A  Certificate  or  Class M
                  Certificateholder  who acquires a Book-Entry  Certificate)  or in paragraph  fifteen of  Exhibit H-1  of the Standard
                  Terms  (with  respect  to a Class R  Certificate),  which  the  Trustee  may rely upon  without  further  inquiry  or investigation,  or such other  certifications  as the Trustee may deem  desirable  or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not a Plan Investor.

                  (ii)     In the case of any Class II-B,  Class II-P or Class II-R-1  Certificate  presented for  registration  in the name of any  Person,  either (A) the  Trustee  shall  require an  Opinion  of Counsel  acceptable  to and in form and substance  satisfactory  to the  Trustee,  the  Company and the Master  Servicer  to the effect that the  purchase or holding of such Class II-B,  Class II-P or Class II-R-I  Certificate is permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of the Employee  Retirement Income
                  Security Act of 1974, as amended (“ERISA”),  or Section 4975 of the Code (or comparable  provisions of any subsequent enactments),  and will not subject the Trustee,  the Company or the Master  Servicer to any  obligation  or liability
                  (including  obligations  or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer or (B) the prospective  Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a  certification  to the effect set forth in paragraph  six of Exhibit H of the Standard  Terms (with  respect to any
                  Class II-B  Certificate or Class II-P  Certificate)  or paragraph  fifteen of Exhibit G-1 of the Standard Terms (with respect to any Class II-R-I  Certificate),  which the Trustee may rely upon without further inquiry or investigation, or such other  certifications  as the  Trustee  may deem  desirable  or  necessary  in order to  establish  that such
                  Transferee  or the Person in whose name such  registration  is requested  either (a) is not a Plan Investor or (b) in the case of any Class II-B Certificate,  the following conditions are satisfied:  (i) such Transferee is an insurance company,  (ii) the source of funds used to purchase or hold such  Certificate (or interest  therein) is an “insurance company general account” (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class Exemption  (“PTCE”)
                  95-60,  and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied  (each entity that satisfies this clause (b), a “Complying Insurance Company”).

                  (iii)    Any Transferee of a Class II-M  Certificate  will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor,  (b) it has acquired and is holding such Certificate in reliance on Prohibited  Transaction Exemption (“PTE”) 94-29, 59 Fed. Reg.
                  14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,  65 Fed. Reg. 67765
                  (November  13,  2000),  and PTE 2002-41,  67 Fed. Reg.  54487  (August 22, 2002) (the “RFC  Exemption”),  and that it understands  that  there  are  certain  conditions  to the  availability  of the RFC  Exemption  including  that such
                  Certificate  must be rated, at the time of purchase,  not lower than “BBB-” (or its equivalent) by Standard & Poor’s,
                  Fitch or Moody’s or (c) such Transferee is a Complying Insurance Company.

                  (iv)     (A) If any Class II-M  Certificate  (or any  interest  therein)  is acquired or held by any Person that does not satisfy the conditions  described in paragraph (ii) above, then the last preceding  Transferee that either (i) is not a Plan Investor,  (ii) acquired such  Certificate in compliance  with the RFC Exemption,  or (iii) is a Complying
                  Insurance  Company shall be restored,  to the extent  permitted by law, to all rights and  obligations as Certificate
                  Owner thereof  retroactive  to the date of such Transfer of such Class M  Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                           (B)      Any purported  Certificate  Owner whose  acquisition or holding of any Class II-M  Certificate  (or interest  therein) was effected in violation of the  restrictions  in this Section  5.02(e) shall  indemnify and hold harmless the Company,  the Trustee,  the Master Servicer,  any Subservicer,  the Underwriters and the Trust Fund from and  against  any and all  liabilities,  claims,  costs or  expenses  incurred  by such  parties  as a result of such acquisition or holding.

                  (f)      (See Section 5.02(f) of the Standard Terms)

                  (g)      (See Section 5.02(g) of the Standard Terms)

                  (h)      (See Section 5.02(h) of the Standard Terms)

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates(See Section 5.03 of the Standard Terms)

Section 5.04.     Persons Deemed Owners (See Section 5.04 of the Standard Terms)

Section 5.05.     Appointment of Paying Agent (See Section 5.04 of the Standard Terms)

         placecountry-regionSection 5.06.   U.S.A. Patriot Act Compliance (See Section 5.05 of the Standard Terms)

                                                              ARTICLE VI

                                                  THE COMPANY AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Company and Master Servicer.  (See Section 6.01 of the Standard Terms.)

Section 6.02.     Merger or  Consolidation  of the Company or Master  Servicer;  Assignment of Rights and  Delegation of Duties by the
Master Servicer.  (

         (a)      (See Section 6.08(a) of the Standard Terms.).

         (b)      Any Person  into  which the  Depositor  or the Master  Servicer  may be merged or  converted  or with which it may be consolidated,  or any Person  resulting  from any merger,  conversion or  consolidation  to which the Depositor or the Master  Servicer shall be a party,  or any Person  succeeding  to the business of the  Depositor or the Master  Servicer,  shall be the successor of the
Depositor or the Master  Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 6.02(b) to the contrary  notwithstanding;  provided,  however, that the successor or surviving  Person to the Master  Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie
Mac; and provided  further that each Rating Agency’s  ratings,  if any, of any Class of Class A Certificates or Class M Certificates in
effect  immediately  prior to such  merger or  consolidation  will not be  qualified,  reduced or  withdrawn  as a result  thereof  (as evidenced by a letter to such effect from each Rating Agency).

         (c)      (See Section 6.08(c) of the Standard Terms).

         (d)      Notwithstanding  anything  else  in  this  Section  6.02 to the  contrary,  the  conversion  of  Residential  Funding
Corporation’s  or  Residential  Accredit  Loans,  Inc.'s organizational  structure from a Delaware  corporation to a limited  liability company  shall not require  the  consent of any party or notice to any party and shall not in any way affect the rights or  obligations of Residential Funding Corporation or Residential Accredit Loans, Inc. hereunder.

Section 6.03.     Limitation on Liability of the Company, Master Servicer and Others.  (See Section 6.03 of the Standard Terms.)

Section 6.04.     Company and Master Servicer Not to Resign.  (See Section 6.04 of the Standard Terms.)

                                                             ARTICLE VII

                                                                DEFAULT

                                               (See Article VII of the Standard Terms.)

                                                             ARTICLE VIII

                                                        CONCERNING THE TRUSTEE

         Section 8.01. Duties of the Trustee. (See Section 8.01 of the Standard Terms).

         Section 8.02.     Certain Matters Affecting the Trustee. (See Section 8.02 of the Standard       Terms).

         Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans. (See Section 8.03 of the Standard Terms).

         Section 8.04.     Trustee May Own Certificates. (See Section 8.04 of the Standard Terms).

         Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

                  (a)      (See Section 8.05 of the Standard Terms).

                  (b)      The Master  Servicer  agrees to indemnify  the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on the Trustee’s part, arising out of, or in connection with,  the acceptance and  administration  of the Trust Fund,  including the costs and expenses  (including  reasonable  legal fees and expenses) of defending  itself  against any claim in connection  with the exercise or  performance of any of its powers or duties under this Agreement,  the Swap Agreement and the Custodial  Agreement,  and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against,  any loss,  liability or expense arising out of, or in connection  with, the provisions set forth in the  second  paragraph  of Section  2.01(c)  hereof,  including,  without  limitation,  all costs,  liabilities  and  expenses
(including  reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding,  pending or threatened, relating to the provisions of this paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof  promptly after the
         Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the Master  Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement of any claim by the Trustee  entered into without the prior consent of the Master  Servicer  which consent shall not be  unreasonably withheld.

              No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

              Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

         Section 8.06.     Eligibility Requirements for Trustee. (See Section 8.06 of the Standard Terms).

         Section 8.07 Resignation and Removal of the Trustee. (See Section 8.07 of the Standard Terms).

         Section 8.08 Successor Trustee. (See Section 8.08 of the Standard Terms).

         Section 8.09 Merger or Consolidation of Trustee. (See Section 8.09 of the Standard Terms).

         Section 8.10 Appointment of Co-Trustee or Separate Trustee. (See Section 8.10 of the Standard Terms).

         Section 8.11 Appointment of Custodians. (See Section 8.11 of the Standard Terms).

         Section 8.12 Appointment of Office or Agency. (See Section 8.12 of the Standard Terms).

         Section 8.12 Swap Agreement.

                  The Trustee is hereby authorized and directed to, and agrees that it shall, enter into the Swap Agreement on behalf of the Trust Fund.

                                                              ARTICLE IX

                                                              TERMINATION

Section 9.01.     Optional  Purchase by the Master Servicer of All  Certificates;  Termination Upon Purchase by the Master Servicer or
                            Liquidation of All Mortgage Loans

(a)      Subject to Section 9.02, the respective  obligations and  responsibilities of the Company, the Master Servicer and the Trustee
created  hereby in respect of the  Certificates  (other than the  obligation  of the Trustee to make certain  payments  after the Final
Distribution  Date to  Certificateholders  and the obligation of the Company to send certain  notices as  hereinafter  set forth) shall terminate  upon the last  action  required  to be taken by the  Trustee on the Final  Distribution  Date  pursuant  to this  Article IX following the earlier of:

                    (i)    the later of the final  payment or other  liquidation  (or any  Advance  with  respect  thereto) of the last
        Mortgage Loan  remaining in the Trust Fund or the  disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, or

                    (ii)   at the option of the Master  Servicer,  (X) the purchase of all Group I Loans and all  property  acquired in respect  of any  Mortgage  Loan  remaining  in Loan Group I, at a price  equal to the sum of (A) 100% of the  unpaid  principal balance of each Mortgage  Loan in Loan Group I (or, if less than such unpaid  principal  balance,  the fair market value of the related  underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid  principal  balance) on the day of repurchase,  plus accrued interest thereon at the
        Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified  Mortgage Loan), to, but not including,  the first day of the month in which such repurchase  price is  distributed,  and (B) any unpaid Swap  Termination  Payment payable to the
        Swap  Counterparty (or any Swap Termination  Payment payable to the Swap Counterparty as a result of the exercise of the option provided for in this Section  9.01(a)(ii)(X));  and (Y) the purchase of all Group II Loans and all property acquired in respect of any Mortgage  Loan  remaining in Loan Group II, at a price equal to 100% of the unpaid  principal  balance of each  Mortgage
        Loan in Loan Group II (or,  if less than such  unpaid  principal  balance,  the fair  market  value of the  related  underlying property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been acquired if such fair market value is less than such unpaid principal  balance) on the day of repurchase,  plus accrued interest thereon at the Net Mortgage Rate (or
        Modified Net Mortgage Rate in the case of any Modified  Mortgage  Loan),  to, but not including,  the first day of the month in which such repurchase price is distributed;  provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy,  the late ambassador of the United States to the Court of St.  James,  living on the date hereof;  and provided  further,  that the purchase  price set forth above shall be increased as is necessary,  as determined by the Master Servicer,  to avoid  disqualification of any REMIC created  hereunder as a REMIC.  The purchase  price paid by the Master  Servicer,  pursuant to Section  9.01(a)(ii)  shall also include any amounts owed by Residential  Funding  pursuant to the last  paragraph of Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense  that  resulted  from a breach of the  representation  and warranty set forth in clause (xlvii) of Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

                  The right of the Master  Servicer to purchase all of the Mortgage  Loans in Loan Group I or all of the Mortgage Loans
in Loan Group II, as applicable,  pursuant to clause (ii) above is conditioned upon the Pool Stated  Principal  Balance of the Mortgage
Loans in such Loan Group as of the Final  Distribution  Date, prior to giving effect to  distributions to be made on such  Distribution
Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group.

         If such right is exercised by the Master  Servicer,  the Master  Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans.  In addition,  the Master  Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly  following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any Distribution  Date on which the Stated  Principal  Balance of the Mortgage Loans in Loan
Group I, prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date
Principal  Balance of the Mortgage  Loans in Loan Group I, the Master  Servicer  shall have the right,  at its option,  to purchase the
Group I  Certificates  in  whole,  but  not in  part,  at a price  equal  to the  outstanding  Certificate  Principal  Balance  of such
Certificates  plus the sum of Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously  unpaid
Accrued  Certificate  Interest,  and any unpaid  Prepayment  Interest  Shortfalls  previously  allocated  thereto  and,  in the case of
Prepayment  Interest  Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate. If the Master Servicer exercises this right to purchase the outstanding  Group I Certificates,  the Master  Servicer will promptly  terminate the respective  obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

         In addition to the foregoing,  on any Distribution  Date on which the Stated  Principal  Balance of the Mortgage Loans in Loan
Group II, prior to giving effect to  distributions to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date
Principal  Balance of the Mortgage  Loans in Loan Group II, the Master  Servicer shall have the right,  at its option,  to purchase the
Group  II  Certificates  in  whole,  but not in part,  at a price  equal  to the  outstanding  Certificate  Principal  Balance  of such
Certificates  plus the sum of Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously  unpaid
Accrued  Certificate  Interest,  and any unpaid  Prepayment  Interest  Shortfalls  previously  allocated  thereto  and,  in the case of
Prepayment  Interest  Shortfalls,  accrued interest thereon at the applicable  Pass-Through Rate. If the Master Servicer exercises this right to purchase the outstanding  Group II Certificates,  the Master Servicer will promptly  terminate the respective  obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

         (b)      The Master Servicer shall give the Trustee not less than 40 days prior notice of the  Distribution  Date on which (1)
the Master Servicer  anticipates  that the final  distribution  will be made to  Certificateholders  as a result of the exercise by the
Master  Servicer of its right to purchase the Mortgage  Loans or on which (2) the Master  Servicer  anticipates  that the  Certificates will be  purchased  as a result of the  exercise  by the Master  Servicer  to  purchase  the  outstanding  Certificates.  Notice of any termination,  specifying the anticipated Final  Distribution  Date (which shall be a date that would otherwise be a Distribution  Date)
upon which the  Certificateholders  may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final  distribution and cancellation or notice of any purchase of the outstanding  Certificates,  specifying the Distribution  Date upon which the Holders may surrender  their  Certificates to the Trustee for payment,  shall be given promptly by the Master  Servicer, or by the  Trustee  (in any other  case) by letter to the  Certificateholders  (with a copy to the  Certificate  Registrar)  mailed (or distributed  through the Depository with respect to any Book-Entry  Certificates)  not earlier than the 15th day and not later than the
25th day of the month next preceding the month of such final distribution specifying:

(i)      the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii)     the amount of any such final payment, or in the case of the purchase of the outstanding  Certificates,  the purchase price, in either case, if known, and

(iii)    that the  Record  Date  otherwise  applicable  to such  Distribution  Date is not  applicable,  and in the case of the  Senior
                  Certificates,  or in the case of all of the  Certificates  in connection  with the exercise by the Master Servicer of its right to purchase  the  Certificates,  that  payment  will be made only upon  presentation  and  surrender of the
                  Certificates at the office or agency of the Trustee therein specified.

      If the Master  Servicer or the Trustee is obligated to give notice to  Certificateholders  as required  above, it shall give such notice to the Certificate  Registrar at the time such notice is given to  Certificateholders  and, if the Master Servicer is exercising its rights to purchase the outstanding  Certificates,  it shall give such notice to each Rating Agency at the time such notice is given to  Certificateholders.  In the event of a purchase of the Mortgage Loans by the Master Servicer,  the Master Servicer shall deposit in the  Certificate  Account  before the Final  Distribution  Date in  immediately  available  funds an amount equal to the purchase price computed  as  provided  above.  As a  result  of the  exercise  by the  Master  Servicer  of its  right  to  purchase  the  outstanding
Certificates,  the Master Servicer shall deposit in the Certificate  Account before the Distribution  Date on which such purchase is to occur in  immediately  available  funds an amount equal to the purchase price for the  Certificates,  computed as above  provided,  and provide  notice of such deposit to the Trustee.  The Trustee will  withdraw from such account the amount  specified in  subsection  (c)
below and distribute  such amount to the  Certificateholders  as specified in subsection (c) below.  The Master  Servicer shall provide to the Trustee written  notification  of any change to the anticipated  Final  Distribution  Date as soon as practicable.  If the Trust
Fund is not terminated on the anticipated Final  Distribution  Date, for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)      (Y) In the case of the Group I Certificates,  upon  presentation and surrender of the  Certificates by the  Certificateholders thereof,  in  connection  with the  exercise by the Master  Servicer of its right to  purchase  such  Certificates,  and  otherwise  in accordance with Section  4.01(a),  the Trustee shall distribute to the holders of Group I  Certificateholders  (i) the amount otherwise distributable  on such  Distribution  Date, if not in connection  with the Master  Servicer’s  election to repurchase the assets of the
Trust Fund or the outstanding  Certificates,  or (ii) if the Master Servicer  elected to so repurchase the Mortgage Loans in Loan Group
I or the outstanding  Class I-A  Certificates,  Class I-M Certificates and Class I-SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a)  as follows:  (A) with respect to each Certificate the outstanding  Certificate  Principal Balance thereof, plus Accrued  Certificate  Interest for the related  Interest  Accrual  Period thereon and any  previously  unpaid Accrued  Certificate
Interest,  subject  to the  priority  set forth in  Section  4.02(a),  (B) with  respect  to the Class I-A  Certificates  and Class I-M
Certificates,  the amount of any Prepayment Interest  Shortfalls  allocated thereto for such Distribution Date or remaining unpaid from prior  Distribution  Dates and accrued  interest  thereon at the applicable  Pass Through Rate, on a pro rata basis based on Prepayment
Interest  Shortfalls  allocated thereto for such Distribution Date or remaining unpaid from prior  Distribution  Dates, (C) to the Swap
Counterparty  (without  duplication of amounts payable to the Swap  Counterparty on such date in accordance with Section 4.02) any Swap
Termination  Payment payable to the Swap  Counterparty  then remaining unpaid or which is due to the exercise of any early  termination of the Trust Fund pursuant to this Section 9.01, and (D) to the Class I-SB  Certificates,  all remaining amounts.  Notwithstanding  the reduction of the  Certificate  Principal  Balance of any Class of  Subordinate  Certificates  to zero,  such Class will be  outstanding hereunder  until the  termination  of the respective  obligations  and  responsibilities  of the Company,  the Master  Servicer and the
Trustee hereunder in accordance with Article IX.

                           (Z)      In the case of the Group II Certificates,  upon  presentation and surrender of such Certificates by the  Certificateholders  thereof,  in connection with the exercise by the Master  Servicer of its right to purchase such  Certificates, and otherwise in accordance with Section  4.01(a),  the Trustee shall  distribute to the  Certificateholders  (i) the amount  otherwise distributable  on such  Distribution  Date, if not in connection  with the Master  Servicer’s  election to repurchase the assets of the
Trust Fund or the outstanding  Certificates,  or (ii) if the Master  Servicer  elected to so repurchase the assets of the Trust Fund or the outstanding  Certificates,  an amount  determined as follows:  (A) with respect to each  Certificate  the  outstanding  Certificate
Principal  Balance  thereof,  plus Accrued  Certificate  Interest for the related  Interest  Accrual  Period thereon and any previously unpaid  Accrued  Certificate  Interest,  subject to the priority set forth in Section  4.02(a),  and (B) with respect to the Class II-R
Certificates,  any excess of the amounts  available  for  distribution  (including  the  repurchase  price  specified in clause (ii) of subsection (a) of this Section) over the total amount  distributed  under the immediately  preceding  clause (A).  Notwithstanding  the reduction  of the  Certificate  Principal  Balance  of any Class of Group II  Subordinate  Certificates  to zero,  such  Class  will be outstanding  hereunder until the termination of the respective  obligations and  responsibilities  of the Company,  the Master Servicer and the Trustee hereunder in accordance with Article IX.

(d)      In the event that any  Certificateholders  shall not surrender  their  Certificates  for final payment and  cancellation on or before the Final  Distribution  Date, the Master Servicer (if it exercised its right to purchase the Mortgage Loans) or the Trustee (in any other  case),  shall  give a second  written  notice to the  remaining  Certificateholders  to  surrender  their  Certificates  for cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second notice any Certificate shall not have been  surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master  Servicer to contact the  remaining  Certificateholders  concerning  surrender  of their  Certificates.  The costs and expenses of  maintaining  the
Certificate Account and of contacting  Certificateholders  shall be paid out of the assets which remain in the Certificate  Account. If within nine months after the second notice any  Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders  thereof and the Master  Servicer shall  thereafter hold such amounts until  distributed  to such  Holders.  No  interest  shall  accrue or be payable  to any  Certificateholder  on any amount  held in the
Certificate  Account or by the Master  Servicer as a result of such  Certificateholder’s  failure to surrender its  Certificate(s)  for final payment thereof in accordance with this Section 9.01 and the  Certificateholders  shall look only to the Master Servicer for such payment.

(e)      If any  Certificateholders  do not surrender their  Certificates on or before the Distribution Date on which a purchase of the outstanding  Certificates  is to be made,  the  Master  Servicer  shall  give a second  written  notice to such  Certificateholders  to surrender  their  Certificates  for  payment  of the  purchase  price  therefor.  If within  six  months  after the  second  notice any
Certificate  shall not have been  surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the Master
Servicer  to  contact  the  Holders  of such  Certificates  concerning  surrender  of their  Certificates.  The costs and  expenses  of maintaining  the  Certificate  Account  and of  contacting  Certificateholders  shall be paid out of the  assets  which  remain  in the
Certificate  Account.  If within nine months after the second notice any Certificates  shall not have been surrendered for cancellation in accordance  with this Section 9.01, the Trustee shall pay to the Master  Servicer all amounts  distributable  to the Holders thereof and shall have no  further  obligation  or  liability  therefor  and the Master  Servicer  shall  thereafter  hold such  amounts  until distributed to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any amount held in the  Certificate
Account or by the Master  Servicer as a result of such  Certificateholder’s  failure to  surrender  its  Certificate(s)  for payment in accordance with this Section 9.01. Any Certificate  that is not surrendered on the  Distribution  Date on which a purchase  pursuant to this Section  9.01 occurs as provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights with respect  thereto  except to receive the purchase  price therefor  minus any costs and expenses  associated  with such  Certificate
Account and notices  allocated  thereto.  Any  Certificates  so purchased or deemed to have been  purchased on such  Distribution  Date shall remain outstanding hereunder.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

                                                              ARTICLE X

                                                           REMIC PROVISIONS

Section 10.01.    REMIC Administration.  (See Section 10.01 of the Standard Terms.)

Section 10.02.    Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the Standard Terms.)

Section 10.03.    Designation of REMICs.

         The REMIC  Administrator  will make an election to treat the segregated pool of assets  described in the definition of REMIC I
(as defined herein) (including the Group I Loans but excluding the Swap Account,  the Swap Agreement,  the SB-AM Swap Agreement and the
Class P  Reserve  Account),  and  subject  to this  Agreement,  as a REMIC  (REMIC  I) for  federal  income  tax  purposes.  The  REMIC
Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the REMIC I Regular  Interests as a REMIC
(REMIC II) for federal  income tax  purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets consisting of the REMIC II Regular  Interests as a REMIC (REMIC III) for federal  income tax  purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  described in the definition of REMIC II (as defined  herein)  (including the
Group II Loans but excluding the Class P Reserve  Account),  and subject to this  Agreement,  as a REMIC (REMIC IV) for federal  income tax purposes.

         The REMIC I Regular Interests will be “regular  interests” in REMIC I and the Class I-R-I  Certificates will be the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

         The REMIC II Regular  Interests  will be “regular  interests” in REMIC II and the Class I-R-II  Certificates  will be the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

         The REMIC III Regular  Interests will be the “regular  interests” in REMIC III,  ownership of which will be represented by the
Class I-A Certificates,  Class I-M-1 Certificates,  Class I-M-2 Certificates, Class I-M-3 Certificates, Class I-M-4 Certificates, Class
I-M-5 Certificates,  Class I-M-6 Certificates,  Class I-M-7 Certificates,  Class I-M-8 Certificates, Class I-M-9 Certificates and Class
I-SB Certificates,  Class I-P Certificates and the Class I-R-III  Certificates will represent the sole class of “residual interests” in
REMIC III for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

         The REMIC IV Regular  Interests  will be the “regular  interests” in REMIC IV,  ownership of which will be  represented by the
Class  II-A-1  Certificates,   Class  II-A-2  Certificates,   Class  II-M-1  Certificates,  Class  II-M-2  Certificates,  Class  II-M-3
Certificates,  Class II-B-1 Certificates,  Class II-B-2 Certificates,  Class II-B-3 Certificates, Class II-P Certificates and the Class
II-R-I  Certificates  will be the sole class of  “residual  interests”  in REMIC IV for  purposes of the REMIC  Provisions  (as defined herein) under the federal income tax law.

         The Class P Certificates will not represent ownership of an interest in any REMIC.

Section 10.04.    Distributions on the Uncertificated REMIC Regular Interests.  (See Section 4.02 of this Series Supplement.)

Section 10.05.    Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement,  the Trustee or any Paying Agent, as applicable,  shall comply with all federal withholding  requirements respecting payments to Certificateholders,  including interest or original issue discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably  believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such withholding.  In the event the Trustee or any Paying Agent, as applicable,  does withhold  any amount from  interest or original  issue  discount  payments  or advances  thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the  Trustee or any Paying  Agent,  as  applicable,  shall  indicate  the amount  withheld to such
Certificateholder pursuant to the terms of such requirements.

                                                             ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      (See Section 11.01(a) of the Standard Terms.)

(b)      (See Section 11.01(b) of the Standard Terms.)

(c)      (See Section 11.01(c) of the Standard Terms.)

(d)      (See Section 11.01(d) of the Standard Terms.)

(e)      (See Section 11.01(e) of the Standard Terms.)

(f)      Notwithstanding  anything to the  contrary set forth in Sections  11.01 (b),  (c),  (d),  and (e),  any  amendment of Sections
4.01(a)  4.02(c)(I)(i)(A)(H),  4.09,  8.12, 9.01 and 11.01 of this Agreement or defined terms used therein shall require the consent of the Swap  Counterparty  as a third-party  beneficiary  of Sections  4.01(a)  4.02(c)(I)(i)(A)(H),  4.09,  8.12,  9.01 and 11.01 of this
Agreement.

Section 11.02.    Recordation of Agreement; Counterparts.  (See Section 11.02 of the Standard Terms.)

Section 11.03.    Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms.)

Section 11.04.    Governing Law.  (See Section 11.04 of the Standard Terms.)

Section 11.05.    Notices.  All  demands  and  notices  hereunder  shall be in  writing  and shall be deemed to have been duly given if personally  delivered at or mailed by  registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to the appropriate  address for each recipient  listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------- ------------------------------------------------------------------------
Recipient                                     Address
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Company                                       addressStreet8400 Normandale Lake Boulevard
                                              Suite 250
                                              CityMinneapolis, StateMinnesota  PostalCode55437
                                              Attention:  President
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Master Servicer                               addressStreet2255 N. Ontario Street, Suite 400
                                              CityBurbank, StateCalifornia PostalCode91504-2130
                                              Attention:  Managing Director/Master Servicing
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Trustee                                       Corporate Trust Office
                                              addressStreet1761 East St. Andrew Place
                                              placeCitySanta Ana, StateCalifornia PostalCode92705-4934,
                                              Attention:  Residential Accredit Loans, Inc. Series 2006-QA5

                                              The Trustee designates its offices located at DB Services Tennessee,
                                              addressStreet648 Grassmere Park Road, CityNashville, StateTN
                                              PostalCode37211-3658, Attn: Transfer Unit, for the purposes of Section
                                              8.12 of the Standard Terms
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Moody’s Investors Service, Inc.               addressStreet99 Church Street, 4th Floor
                                              placeCityNew York, StateNew York PostalCode10004
--------------------------------------------- ------------------------------------------------------------------------
--------------------------------------------- ------------------------------------------------------------------------
Standard & Poor’s Ratings Services, a         addressStreet55 Water Street
division of The McGraw-Hill Companies, Inc.   41st Floor
                                              placeCityNew York, StateNew York PostalCode10041
--------------------------------------------- ------------------------------------------------------------------------

Any notice  required or permitted  to be mailed to a  Certificateholder  shall be given by first Class Mail,  postage  prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms.)

Section 11.07.    Severability of Provisions.  (See Section 11.07 of the Standard Terms.)

Section 11.08.    Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms.)

Section 11.09.    Allocation of Voting Rights.

         98.0% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates  and Class M  Certificates,  in
proportion to the outstanding  Certificate  Principal  Balances of their  respective  Certificates;  1.0% of all Voting Rights shall be allocated  among the Holders of Class I-SB  Certificates;  0.25% of all Voting Rights shall be allocated among the Holders of the Class
I-R-I Certificates,  in accordance with their respective Percentage Interests;  0.25% of all Voting Rights shall be allocated among the
Holders of the Class I-R-II Certificates,  in accordance with their respective Percentage  Interests;  0.25% of all Voting Rights shall be allocated among the Holders of the Class I-R-III Certificates,  in accordance with their respective Percentage Interests;  and 0.25%
of all Voting  Rights shall be allocated  among the Holders of the Class  II-R-I  Certificates,  in  accordance  with their  respective
Percentage Interests.

Section 11.10.    No Petition.

         The Depositor,  Master Servicer and the Trustee, by entering into this Agreement,  and each Certificateholder,  by accepting a
Certificate,  hereby  covenant and agree that they will not at any time  institute  against the Trust Fund, or join in any  institution against  the Trust Fund of,  any  bankruptcy  proceedings  under any  United  States  federal  or state  bankruptcy  or similar  law in connection with any obligation with respect to the Certificates or this Agreement.

                                                              ARTICLE XII

                                                     COMPLIANCE WITH REGULATION AB

                                                (See Article XII of the Standard Terms)

         IN WITNESS  WHEREOF,  the Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                             By:  /s/ Tim Jacobson
                                                             Name:    Tim Jacobson
                                                             Title:   Vice President
Attest: /s/ Christopher Martinez
         Name:     Christopher Martinez
         Title:   Vice President

                                                             RESIDENTIAL FUNDING CORPORATION
[Seal]

                                                             By:  /s/ Christopher Martinez
                                                             Name:    Christopher Martinez
                                                             Title:   Associate
Attest: /s/ Tim Jacobson
         Name:     Tim Jacobson
         Title:   Associate

                                                             DEUTSCHE BANK TRUST COMPANY
[Seal]                                                       placecountry-regionAMERICAS, as Trustee

                                                             By: /s/ Barbara Campbell
                                                             Name:    Barbara Campbell
                                                             Title: Vice President

                                                             By: /s/ Karlene Benvenuto
                                                             Name: Karlene Benvenuto
                                                             Title:   Authorized Signatory
Attest: /s/ Amy Stoddard
         Name:     Amy Stoddard
         Title:   Authorized Signatory

STATE OF MINNESOTA        )
                          ) ss.:
COUNTY OF HENNEPIN        )

         On the 29th day of June,  2006 before me, a notary  public in and for said State,  personally  appeared Tim Jacobson  Anderson known to me to be a Vice President of Residential  Accredit Loans,  Inc., one of the corporations that executed the within  instrument, and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA        )
                          ) ss.:
COUNTY OF HENNEPIN        )

         On the 29th day of June,  2006 before me, a notary  public in and for said State,  personally  appeared  Christopher  Martinez known to me to be a(n) Associate of Residential Funding Corporation,  one of the corporations that executed the within instrument,  and also  known to me to be the  person  who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA       )
                          ) ss.:
COUNTY OF ORANGE          )

         On the 29th day of June, 2006 before me, a notary public in and for said State,  personally  appeared  Barbara  Campbell known to me to be a(n) Vice President of DEUTSCHE BANK TRUST COMPANY  AMERICAS,  the national  banking  association  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA       )
                          ) ss.:
COUNTY OF ORANGE          )

         On the 29th day of June, 2006 before me, a notary public in and for said State,  personally  appeared Karlene  Benvenuto known to me to be a(n)  Associate  of DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,  the national  banking  association  that  executed the within instrument,  and also known to me to be the person who executed it on behalf of said national  banking  association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                              Notary Public
[Notarial Seal]

                                                               EXHIBIT 1

                                                        MORTGAGE LOAN SCHEDULE

                                                               EXHIBIT 2

                                                     INFORMATION TO BE INCLUDED IN
                                                  MONTHLY DISTRIBUTION DATE STATEMENT

         (i) the applicable Record Date, Determination Date and Distribution Date, and the date on which the applicable interest accrual period commenced;

         (ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

         (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

         (iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

         (v) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal
         Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

         (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

         (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

         (viii) the aggregate Certificate Principal Balance of each Class of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

         (ix)  the aggregate Certificate Principal Balance of each of the Class I-A, Class I-M and Class I-SB Certificates as of the
         Closing Date.

         (x) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

         (xi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such
         Distribution Date;

         (xii) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

         (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and Stated Principal Balances of
         Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated
         Principal Balances of Mortgage Loans that are in foreclosure;

         (xiv) the aggregate amount of Realized Losses for such Distribution Date;

         (xv) the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

         (xvi) any material modifications, extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

         (xvii) any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

         (xviii) the number, stated and aggregate principal balance of any REO Properties;

         (xix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

         (xx) the Pass-Through Rates on each Class of Certificates and the Net WAC Cap Rate for such Distribution Date, separately identifying LIBOR for such Distribution Date;

         (xxi) the Basis Risk Shortfall and Prepayment Interest Shortfalls;

         (xxii) the related Senior Enhancement Percentage for such Distribution Date;

         (xxiii) the Overcollateralization Amount and Required Overcollateralization Amount following such Distribution Date;

         (xxiv)  the occurrence of the Stepdown Date, and the aggregate amount of Realized Losses since the Cut-off Date for the
         Mortgage Loans;

         (xxv) the occurrence of the Credit Support Depletion Date;

         (xxvi) the aggregate amount of any recoveries on previously foreclosed loans from Sellers; and

         (xxvii) the amount of any Net Swap Payment payable to the Trustee on behalf of the Trust, any Net Swap Payment payable to the Swap Counterparty, any Swap Termination Payment payable to the Trustee on behalf of the Trust and any Swap Termination
         Payment payable to the Swap Counterparty.

         In the case of information  furnished  pursuant to clauses  (v)(a) and (vi) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The Trustee's  internet  website will initially be located at  www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                               EXHIBIT 3

                                                STANDARD TERMS OF POOLING AND SERVICING
                                                  AGREEMENT DATED AS OF MARCH 1, 2006

                                                              EXHIBIT 4:

                                                            SWAP AGREEMENT

                                                              EXHIBIT 5:

                                                         SB-AM SWAP AGREEMENT

                                                                                                                              EXHIBIT 6

                                                FORM OF RULE CLASS I-SB-[_] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE CLASS I-A AND CLASS I-M  CERTIFICATES  AS  DESCRIBED  IN THE
AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A “REGULAR  INTEREST” IN A “REAL ESTATE MORTGAGE  INVESTMENT
CONDUIT,” AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.  COUPLED WITH THE
RIGHT TO RECEIVE PAYMENTS UNDER THE YIELD MAINTENANCE AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED,  OR THE SECURITIES
LAWS OF ANY  STATE  AND  MAY NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS  REGISTERED  PURSUANT  TO SUCH  ACT AND  LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE “AGREEMENT”).

         NO TRANSFER OF THIS  CERTIFICATE OR ANY INTEREST  HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO TITLE I OF ERISA OR SECTION 4975
OF THE CODE,  ANY PERSON ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON  ACQUIRING SUCH  CERTIFICATES  WITH
“PLAN ASSETS” OF A PLAN WITHIN THE MEANING OF THE  DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT 29 C.F.R.  §2510.3-101(  “PLAN ASSET
REGULATIONS”)  UNLESS THE DEPOSITOR,  THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH  ESTABLISHES TO
THE  SATISFACTION  OF THE DEPOSITOR,  THE TRUSTEE AND THE MASTER  SERVICER THAT THE PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER
APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR RESULT IN ANY  PROHIBITED  TRANSACTION  UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE DEPOSITOR,  THE MASTER  SERVICER,  THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR
LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL
NOT BE AN EXPENSE OF. THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  ___________
First Distribution Date:  _________                          Aggregate Initial Notional Balance
                                                             of the Class I-SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class I-SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                            SERIES 2006-QA5

                  evidencing a percentage interest in the distributions allocable to the Class I-SB-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family residential properties sold by RESIDENTIAL
                  ACCREDIT LOANS INCORPORATED

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in
RESIDENTIAL ACCREDIT LOANS INCORPORATED,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this
Certificate  nor the  underlying  Mortgage  Loans are  guaranteed  or  insured  by any  governmental  agency or  instrumentality  or by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee or any of their  affiliates.  None of the Depositor,  the
Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that ___________.  is the registered owner of the Percentage  Interest evidenced by this Certificate in certain distributions  with respect to the Trust Fund  consisting  primarily of an interest in a pool of adjustable  interest rate,  first lien mortgage loans on one- to four-family residential properties,  sold by RESIDENTIAL ACCREDIT LOANS INCORPORATED  (hereinafter called the
“Depositor,”  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified  above (the  “Agreement”)  among the Depositor,  the Master Servicer and Deutsche
Bank Trust  Company  Americas,  as trustee (the  “Trustee”),  a summary of certain of the  pertinent  provisions  of which is set forth hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This
Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the terms of the  Agreement,  a  distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately  following (the  “Distribution  Date”),  commencing as described in the Agreement,  to the Person in whose name this  Certificate  is registered  at the close of business on the last  Business Day of the month  immediately preceding  the month of such  distribution  (the  “Record  Date”),  from the  Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and principal,  if any,  required to be distributed to Holders of Class I-SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent  appointed by the Trustee in immediately  available  funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person  shall have so notified  the Master  Servicer or such  Paying  Agent,  or by check  mailed to the address of the
Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the pendency of such distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in placeCitySt.  Paul,  StateMinnesota.  The Notional Amount of this Class I-SB-[_] Certificate as of any date of determination will be calculated as described in the Agreement.  This Class I-SB-[_]  Certificate  will accrue interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued Certificate  Interest in the Agreement.  This Class I-SB-[_]  Certificate
will not accrue interest on its Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be  deemed  to have  represented  by virtue of its  purchase  or  holding  of this
Certificate (or interest  therein) that either such transferee is not an employee benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of the Employee  Retirement Income Security Act of 1974, as amended (“ERISA”),  or Section 4975 of the Code or a person (including an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using “plan assets” of any such plan to effect such acquisition.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  issued in  several  Classes  designated  as  Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

         The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans, all as more  specifically  set forth  herein and in the  Agreement.  In the event  Master  Servicer  funds are  advanced  with  respect to any
Mortgage Loan, such advance is reimbursable to the Master Servicer,  to the extent provided in the Agreement,  from related  recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement,  withdrawals from the Custodial  Account and/or the Certificate  Account created for the benefit
of   Certificateholders   may  be  made  by  the  Master  Servicer  from  time  to  time  for  purposes  other  than  distributions  to
Certificateholders,  such purposes  including  without  limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification of the rights and  obligations  of the  Depositor,  the Master  Servicer  and the Trustee and the rights of the  Certificateholders  under the
Agreement  from time to time by the  Depositor,  the Master  Servicer and the Trustee  with the consent of the Holders of  Certificates evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the  Holder of this  Certificate  shall be  conclusive  and  binding  on such  Holder  and upon all  future  holders of this
Certificate  and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment  thereof in certain  circumstances  without the consent of the Holders of any of the  Certificates  and,  in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the  transfer of this  Certificate  is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul,  Minnesota,  duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such
Holder’s  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates  are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain  limitations  therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest,  as requested by the Holder surrendering the same.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Trustee may require  payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the Master  Servicer,  the Trustee,  the  Certificate  Registrar and any agent of the  Depositor,  the Master
Servicer,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name this  Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of placeStateNew York.

         The  obligations  created by the Agreement in respect of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following  the earlier of (i) the  maturity or other  liquidation  of the last  Mortgage  Loan  subject  thereto or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class I-SB Certificates or the Master Servicer,  as described in the Agreement,  from the Trust Fund of all remaining
Mortgage  Loans and all property  acquired in respect of such  Mortgage  Loans or the  Certificates,  in either case thereby  effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class I-SB Certificates or the
Master Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part,  all of the
Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the Mortgage Loans, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the  Certificate  Registrar by manual  signature,  this
Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY placecountry-regionAMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                                     Certificate of Authentication

         This is one of the Class I-SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY placecountry-regionAMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite  name and address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within
Trust  Certificate and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate  Register of the
Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions     shall     be    made,     by    wire     transfer     or     otherwise,     in     immediately     available     fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This    information    is    provided   by    ___________________________________,    the    assignee    named    above,    or
______________________________, as its agent.

                                                              EXHIBIT 7:

                                                      FORM OF CLASS P CERTIFICATE

Certificate No. _                                            Prepayment Charge

Class P - Prepayment Charge                                  Aggregate Certificate Principal Balance
                                                             of the Class P
Date of Pooling and Servicing                                Certificates as of
Agreement and Cut-off Date:                                  the Cut-off Date:
_________                                                    $0.00

First Distribution Date:                                     Initial Certificate Principal Balance of this
_________                                                    Certificate: $0.00

Master Servicer:                                             Percentage Interest of this Certificate:
Residential Funding Corporation                              100%

Assumed Final Distribution Date:                             CUSIP: _________
_________
                                            MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                                            SERIES 2006-QA5

        evidencing a percentage  interest in any  distributions  allocable to the Class I-P  Certificates  with respect to the
        Trust Fund consisting primarily of a pool of one- to four-family  residential,  payment-option,  adjustable-rate first lien mortgage loans with a negative amortization feature formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

                  This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates.  Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of
their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

                  This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this
Certificate (as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature (the
“Mortgage Loans”), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the “Company,” which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the “Agreement”) among the Company, the Master Servicer and Deutsche Bank Trust Company Americas, as
trustee (the “Trustee”), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution
Date specified above, to the Person in whose name this Certificate at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class I-P Certificates on such Distribution Date.

                  Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a
Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of placeStateNew York.

                  No transfer of this Class I-P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said
Act and laws.  In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of
1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(e) of the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Internal Revenue Code (the “Code”)
and stating, among other things, that the transferee’s acquisition of a Class I-P Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any
Certificate with “plan assets” of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an “insurance company general account” (within the meaning of Department of Labor Prohibited
Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

                  This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the “Certificates”).

                  The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage
Loans, all as more specifically set forth herein and in the Agreement.  In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

                  As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the
Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the
Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of
Certificates.

                  As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master
Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

                  This Certificate shall be governed by and construed in accordance with the laws of the State of placeStateNew York.

                  The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage
Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to
(i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage
Loans.

                  Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: June 29, 2006                             DEUTSCHE BANK TRUST COMPANY placecountry-regionAMERICAS,
                                                     as Trustee

                                                     By:____________________________
                                                            Authorized Signatory

                                                     CERTIFICATE OF AUTHENTICATION

This is one of the Class I-P Certificates referred to in the within-mentioned Agreement.

                                                DEUTSCHE BANK TRUST COMPANY placecountry-regionAMERICAS,
                                                     as Certificate Registrar

                                                     By:______________________________
                                                              Authorized Signatory

                                                              ASSIGNMENT

                  FOR    VALUE    RECEIVED,     the    undersigned     hereby     sell(s),     assign(s)    and    transfer(s)     unto
                                                                            (Please  print  or  typewrite  name and  address  including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed  Pass-Through  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I (We) further direct the Certificate  Registrar to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                                     Signature by or on behalf of assignor

                                                            Signature Guaranteed

                                                       DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions   shall   be   made,   by  wire   transfer   or   otherwise,   in   immediately   available   funds  to
                  _________________________________________________________________    for           the           account           of
                  _______________________ account    number __________________________ ,     or,    if    mailed    by    check,     to
                  ________________________________________________    Applicable      statements      should      be      mailed     to
                  __________________________________________________.

                  This    information   is   provided   by ___________________________________,   the   assignee   named   above,    or
                  _______________________________, as its agent.

                                                              EXHIBIT 8:

                                                  FORM OF ERISA REPRESENTATION LETTER

                                                                                                                       __________, 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Deutsche Bank Trust Companies placecountry-regionAmericas
DB Services placeStateTennessee
t648 Grassmere Park Road
Nashville, TN 37211-3658
Attn: Transfer Unit

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2006- QA5

Re:      Mortgage Asset-Backed Pass-Through Certificates,
          Series 2006-QA5 Class [ ]

Ladies and Gentlemen:

         [____________________________________]  (the  “Purchaser”)  intends to  purchase  from  [______________________________]  (the
“Seller”)  $[____________] Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-QA5,
Class ____  (the  “Certificates”),  issued  pursuant to the Series  Supplement,  dated as of July 1, 2006,  and the  Standard  Terms of
Pooling and Servicing Agreement,  dated as of March 1, 2006 (the “Pooling and Servicing Agreement”),  among Residential Accredit Loans,
Inc., as the depositor (the  “Depositor”),  Residential  Funding  Corporation,  as master servicer (the “Master Servicer”) and Deutsche
Bank Trust Companies  Americas,  as trustee (the  “Trustee”).  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants with, the
Depositor,  the  Trustee and the Master  Servicer  that The  Purchaser  is not an employee  benefit  plan or other plan or  arrangement subject to the prohibited  transaction  provisions of the Employee  Retirement  Income Security Act of 1974, as amended  (“ERISA”),  or
Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”),  or any person  (including an insurance  company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using “plan assets” of any such plan to effect such acquisition.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________